UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

Schedule 14A

_________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

AELUMA, INC.
(Name of Registrant as Specified In Its Charter)

________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

AELUMA, INC.

(a Delaware Corporation)

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN THAT the annual general meeting of shareholders (the “2024 Annual Meeting”) of Aeluma, Inc. (the “Company”) will be held on Thursday, January 9, 2025, at 9:00 a.m. PST, California local time, at 27 Castilian Drive, Goleta, California 93117.

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of the Company for use at the 2024 Annual Meeting and at all adjournments and postponements thereof, which is being held to consider and vote upon the proposals noted below.

Item		Board Vote Recommendation
1.	To elect the Class III director named in this Proxy Statement to hold office for a 3-year term and until his respective successor is elected and duly qualified.	“FOR”
2.

To approve, ratify and confirm the re-appointment of Rose, Snyder & Jacobs LLP as the Company’s independent auditors for the year ending June 30, 2025, and to authorize the Board of Directors to fix their remuneration.

“FOR”

As of the date of this Notice of Annual Meeting of Shareholders (the “Notice”), we have not received notice of any other matters that may be properly presented at the 2024 Annual Meeting.

The Board of Directors of the Company has fixed the close of business on November 15, 2024 as the record date (the “Record Date”) for determining the shareholders entitled to receive notice of and to vote at the 2024 Annual Meeting or any adjournment thereof. Only holders of Common Stock of the Company on the Record Date are entitled to receive notice of and to vote at the 2024 Annual Meeting or any adjournment thereof.

In addition to mailing the materials, shareholders may also obtain a copy of the proxy materials, including the Company’s Annual Report and Quarterly Report (as such terms are hereinafter defined), from the Company’s website at www.aeluma.com or by contacting us directly at: info@aeluma.com.

By Order of the Board of Directors,
/s/ Jonathan Klamkin
Jonathan Klamkin
Chief Executive Officer and Director

California, United States

December 9, 2024

IT IS IMPORTANT THAT YOU VOTE, SIGN AND RETURN
THE ACCOMPANYING PROXY CARD AS SOON AS POSSIBLE

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AELUMA, INC.
2024 ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON JANUARY 9, 2025
PROXY STATEMENT

The Board of Directors of Aeluma, Inc. (the “Company”) is soliciting proxies for the annual general meeting of shareholders (the “2024 Annual Meeting”) of the Company to be held on Thursday, January 9, 2025, at 9:00 a.m. PST, California local time, at 27 Castilian Drive, Goleta, California 93117 or any adjournment thereof. Only holders of common stock of the Company at the close of business on November 15, 2024 (the “Record Date”) are entitled to attend and vote at the 2024 Annual Meeting or at any adjournment thereof. The holders of a majority of the voting power of the capital stock of the Company issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the 2024 Annual Meeting.

Any shareholder entitled to attend and vote at the 2024 Annual Meeting shall appoint the Chairman as his/her proxy to attend and vote on behalf of him/her. A proxy need not be a shareholder of the Company. Each holder of the Company’s Common Stock is entitled to one (1) vote in respect of each share of common stock held by him or her on the Record Date. The polls will close at 11:59 pm EST on January 8, 2025.

A proxy statement describing the matters to be voted upon at the 2024 Annual Meeting along with a proxy card enabling the shareholders to indicate their vote will be mailed on or about December 9, 2024, to all shareholders entitled to vote at the 2024 Annual Meeting. Such proxy statement will also be furnished to the U.S. Securities and Exchange Commission, or the SEC, in a Definitive Proxy Statement on Schedule 14A and will be available on our website at www.aeluma.com on or about December 9, 2024. If you plan to attend the 2024 Annual Meeting and your shares are not registered in your own name, please ask your broker, bank or other nominee that holds your shares to provide you with evidence of your share ownership. Such proof of share ownership will be required to gain admission to the 2024 Annual Meeting.

Whether or not you plan to attend the 2024 Annual Meeting, it is important that your shares be represented and voted at the 2024 Annual Meeting. Accordingly, after reading the Notice and accompanying proxy statement, please sign, date, and mail the enclosed proxy card in the envelope provided or vote by telephone or over the Internet in accordance with the instructions on your proxy card. The proxy card must be received by Broadridge Financial Solutions, Inc. no later than 11:59 p.m. EST on January 8, 2025, to be validly included in the tally of shares voted at the 2024 Annual Meeting. Detailed proxy voting instructions are provided both in the proxy statement and on the proxy card.

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QUESTIONS AND ANSWERS ABOUT
THE 2024 ANNUAL MEETING, THE PROXY MATERIALS AND VOTING YOUR SHARES

WHY AM I RECEIVING THESE MATERIALS?

Our Board has delivered the Proxy Materials to you in connection with the solicitation of proxies for use at the 2024 Annual Meeting. As a shareholder, you are invited to attend the 2024 Annual Meeting and are requested to vote on the items of business described in this Proxy Statement.

WHAT IS A PROXY?

Our Board is soliciting your vote at the 2024 Annual Meeting. You may vote by proxy as explained in this Proxy Statement. A proxy is your formal legal designation of another person to vote the shares you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card.

WHAT PROPOSALS WILL BE VOTED ON AT THE 2024 ANNUAL MEETING?

There are two proposals that will be voted on at the 2024 Annual Meeting:

1.      To elect the Class III director named in this Proxy Statement to hold office for a 3-year term and until his respective successor is then elected and duly qualified.

2.      To approve, ratify and confirm the re-appointment of Rose, Snyder & Jacobs LLP as the Company’s independent auditors for the year ending June 30, 2025, and to authorize the Board of Directors to fix their remuneration.

We may also transact such other business as may properly come before the 2024 Annual Meeting.

HOW DOES THE BOARD RECOMMEND I VOTE?

Our Board unanimously recommends that you vote:

•        “FOR” the election of the Class III director named in this Proxy Statement (Proposal No. 1).

•        “FOR” the approval, ratification and confirmation of the re-appointment of Rose, Snyder & Jacobs LLP as the Company’s independent auditors for the year ending June 30, 2025, and to authorize the Board of Directors to fix their remuneration (Proposal No. 2).

WHAT HAPPENS IF ADDITIONAL MATTERS ARE PRESENTED AT THE 2024 Annual MEETING?

If any other matters are properly presented for consideration at the 2024 Annual Meeting, including, among other things, consideration of a motion to adjourn or postpone the 2024 Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named as proxy holders will have discretion to vote on those matters in accordance with their best judgment, unless you direct them otherwise in your proxy instructions. We do not currently anticipate that any other matters will be raised at the 2024 Annual Meeting.

WHO CAN VOTE AT THE 2024 Annual MEETING?

Shareholders of record at the close of business on November 15, 2024, the date established by the Board for determining the shareholders entitled to vote at our 2024 Annual Meeting (the “Record Date”), are entitled to vote at the 2024 Annual Meeting.

On the Record Date, 12,240,751 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), (representing 12,240,751 votes) were outstanding and entitled to vote at the 2024 Annual Meeting. Holders of Common Stock will vote on all proposals to be voted on at the 2024 Annual Meeting.

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Each holder of the Company’s Common Stock shall be entitled to one (1) vote in respect of each share of Common Stock Share held by him on the Record Date. The polls will close at 11:59 p.m. EST on January 8, 2025.

A list of the shareholders of record as of November 15, 2024 will be available for inspection at the 2024 Annual Meeting.

CAN I ATTEND THE MEETING IN PERSON?

You are invited to attend the Annual Meeting if you are a registered shareholder or a street name shareholder as of the Record Date. In addition, you must also present a form of photo identification acceptable to us, such as a valid driver’s license or passport.

WHAT CONSTITUTES A QUORUM?

The holders of a majority of the voting power of the capital stock of the Company issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the 2024 Annual Meeting. If such members are not present in person or by timely and properly submitted proxies to constitute a quorum, the 2024 Annual Meeting may be adjourned to such time and place determined by the Directors. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum.

WHAT IS THE DIFFERENCE BETWEEN BEING A “SHAREHOLDER OF RECORD” AND A “BENEFICIAL OWNER” HOLDING SHARES IN STREET NAME?

Shareholder of Record:    You are a “shareholder of record” if your shares are registered directly in your name with our transfer agent, Vstock Transfer. The Proxy Materials are sent directly to a shareholder of record.

Beneficial Owner:    If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name” and your bank or other nominee is considered the shareholder of record. Your bank or other nominee forwarded the Proxy Materials to you. As the beneficial owner, you have the right to direct your bank or other nominee how to vote your shares by completing a voting instruction form. Because a beneficial owner is not the shareholder of record, you are invited to attend the 2024 Annual Meeting, but you may not vote these shares in person at the 2024 Annual Meeting unless you obtain a “legal proxy” from the bank or other nominee that holds your shares, giving you the right to vote the shares at the 2024 Annual Meeting.

HOW DO I VOTE?

Shareholders of record can vote their shares in person by attending at the 2024 Annual Meeting, by telephone or over the Internet at www.proxyvote.com in accordance with the instructions on your proxy card, or by mail, by completing, signing, and mailing your proxy card. The proxy card must be received by Broadridge Financial Solutions, Inc. no later than 11:59 p.m. EST on January 8, 2025 to be validly included in the tally of shares voted at the 2024 Annual Meeting.

If you are a beneficial owner whose Common Stock is held in “street name” (i.e. through a bank, broker, or other nominee), you will receive voting instructions from the institution holding your shares. The methods of voting will depend upon the institution’s voting processes, including voting via the telephone or the Internet. Please contact the institution holding your Common Stock for more information.

You may vote before the annual meeting at www.proxyvote.com. Use your 16-digit control number, located on the Notice, and follow the instructions.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the envelope we have provided.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

It means that your Common Stock are registered differently, or you have multiple accounts. Please vote all of these shares separately to ensure all of the shares you hold are voted.

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WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?

If you are a shareholder of record and you properly submit your proxy but do not give voting instructions, the persons named as proxies will vote your shares as follows: “FOR” the election of Aeluma Inc.’s Class III director nominee named in this Proxy Statement (Proposal No. 1) and “FOR” the approval, ratification and confirmation of the re-appointment of Rose, Snyder & Jacobs LLP as the Company’s independent auditors for the year ending June 30, 2025, and to authorize the Board of Directors to fix their remuneration (Proposal No. 2). If you do not return a proxy, your shares will not be counted for purposes of determining whether a quorum exists, and your shares will not be voted at the 2024 Annual Meeting.

CAN I CHANGE MY VOTE OR REVOKE MY PROXY?

If you are a shareholder of record, you may revoke your proxy at any time prior to the vote at the 2024 Annual Meeting. If you submitted your proxy by mail, you must file with the Corporate Secretary of the Company a written notice of revocation or deliver, prior to the vote at the 2024 Annual Meeting, a valid, later-dated proxy. Attendance at the 2024 Annual Meeting will not have the effect of revoking a proxy unless you give written notice of revocation to the Corporate Secretary before the proxy is exercised or you vote by written ballot at the 2024 Annual Meeting. If you are a beneficial owner whose Common Stock are held through a bank, broker or other nominee, you may change your vote by submitting new voting instructions to your bank, broker or other nominee, or, if you have obtained a legal proxy from your bank, broker or other nominee giving you the right to vote your shares, by attending the 2024 Annual Meeting and voting in person.

For purposes of submitting your vote, you may change your vote until 11:59 p.m. EST on January 8, 2024. After this deadline, the last vote submitted will be the vote that is counted, unless you attend the annual meeting in person and submit another proxy there.

WHAT HAPPENS IF I DECIDE TO ATTEND THE ANNUAL MEETING BUT I HAVE ALREADY VOTED OR SUBMITTED A PROXY COVERING MY SHARES?

You may attend the meeting and vote in person even if you have already voted or submitted a proxy. Please be aware that attendance at the Annual Meeting will not, by itself, revoke a proxy. If a bank, broker, or other nominee holds your shares and you wish to attend the Annual Meeting and vote in person, you must obtain a legal proxy from the record holder of the shares giving you the right to vote the shares.

HOW WILL THE PROXIES BE SOLICITED AND WHO WILL BEAR THE COSTS?

We will pay the cost of soliciting proxies for the 2024 Annual Meeting. Proxies may be solicited by our directors, executive officers, and employees, without additional compensation, in person, or by mail, courier, telephone, email or facsimile. We may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of shares held of record by such persons. We may reimburse such brokerage houses and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

WHO WILL COUNT THE VOTES AND HOW CAN I FIND THE VOTING RESULTS OF THE 2024 Annual MEETING?

Broadridge Financial Solutions, Inc. will tabulate and certify the votes. We plan to announce preliminary voting results at the 2024 Annual Meeting, and we will report the final results in a Current Report on Form 8-K, which we will file with the SEC shortly after the 2024 Annual Meeting.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

The Class III director nominee shall be elected by a plurality of the voting power of the shares present in person or represented by proxy at the 2024 Annual Meeting and entitled to vote on the election of directors. The affirmative vote of a simple majority of the votes of the shares entitled to vote on the proposal that were present and voted at the 2024 Annual Meeting is required to approve, ratify and confirm the re-appointment of Rose, Snyder & Jacobs LLP as the Company’s independent auditors for the year ending June 30, 2025, and to authorize the Board of Directors to fix their remuneration (Proposal No. 2).

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WHAT ARE ABSTENTIONS AND BROKER NON-VOTES AND HOW WILL THEY BE TREATED?

An “abstention” occurs when a shareholder chooses to abstain or refrain from voting their shares on one or more matters presented for a vote. For the purpose of determining the presence of a quorum, abstentions are counted as present.

Abstentions will have no effect on the outcome of either proposal.

A “broker non-vote” occurs when a bank, broker or other holder of record holding shares for a beneficial owner attends the 2024 Annual Meeting in person or by proxy but does not vote on a particular proposal because that holder does not have discretionary authority to vote on that particular item and has not received instructions from the beneficial owner.

Broker non-votes will have no effect on the outcome of either proposal.

WHAT DO I NEED TO DO TO ATTEND THE 2024 ANNUAL MEETING?

If you plan to attend the 2024 Annual Meeting in person, you will need to bring proof of your ownership of shares, such as your proxy card or transfer agent statement and present an acceptable form of photo identification such as a passport or driver’s license. Cameras, recording devices and other electronic devices will not be permitted at the 2024 Annual Meeting.

If you are a beneficial owner holding shares in “street name” through a bank, broker or other nominee and you would like to attend the 2024 Annual Meeting, you will need to bring an account statement or other acceptable evidence of ownership of shares as of the close of business EST on November 15, 2024. In order to vote at the 2024 Annual Meeting, you must contact your bank, broker or other nominee in whose name your shares are registered and obtain a legal proxy from your bank, broker or other nominee and bring it to the 2024 Annual Meeting.

WHERE CAN I GET A COPY OF THE PROXY MATERIALS?

Copies of our annual report on Form 10-K for the two years ended June 30, 2024 (the “Annual Report”), the quarterly report on Form 10-Q for the quarter ended September 30, 2024 (the “Quarterly Report,” together with the Annual Report, the “Periodic Reports”), the proxy card, the Notice and this Proxy Statement are available on our Company’s website at www.aeluma.com. The contents of that website are not a part of this Proxy Statement.

The Company posts its Periodic Reports on the Company’s website. The Annual Report was filed with the U.S. Securities and Exchange Commission (“SEC”) on September 27, 2024; the Quarterly Report was filed on November 8, 2024. You may obtain a copy of our Periodic Reports by visiting the “SEC Filings” heading under the “Investors” section of the Company’s website at www.aeluma.com. If you want to receive a paper or email copy of the Periodic Reports, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy by contacting our Investor Relations Department at: ir@aeluma.com.

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PROPOSALS
PROPOSAL NO. 1
ELECTION OF CLASS III DIRECTORS

The Board of Directors currently consists of four members. Only the terms of the Class III directors expire at this shareholder meeting and therefore only the Class III directors need to be elected at the 2024 Annual Meeting. Class I and Class II directors will remain on the board until their respective term expires.

As per our amended and restated bylaws, our board of directors is divided into three classes of directors. At each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the class whose terms are then expiring, to serve from the time of election and qualification until the third annual meeting following their election or until their earlier death, resignation, or removal.

The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control.

The Class III director nominee up for election at this meeting is:

Name	Age	Positions	Director Class, if applicable	Expiration of Term
Jonathan Klamkin	44	Chief Executive Officer & Chief Financial Officer & President & Chairman	Class III	2027 Annual Meeting

Jonathan Klamkin serves as President and Chief Executive Officer and is one of our directors. Mr. Klamkin has been the CEO and Director of Biond Photonics (now Aeluma) since February 28, 2019. He is a Professor of Electrical and Computer Engineering at the University of California, Santa Barbara (2015-present), where his group conducts pioneering research in integrated photonics and optoelectronics for communications and sensing applications. Mr. Klamkin was with BinOptics Corp. (2001-2002), a laser diode manufacturer that was acquired by Macom in 2015. Jonathan is the recipient of numerous awards including the NASA Young Faculty Award, the DARPA Young Faculty Award, and the DARPA Director’s Fellowship. He has published more than 200 papers, holds several patents, and has given more than 100 invited presentations to industry, government, and the academic community. Mr. Klamkin holds a Bachelor of Science in Electrical and Computer Engineering from Cornell University and a Master of Science in Electrical and Computer Engineering and a Ph.D. in Materials from the University of California, Santa Barbara. Our other directors are as follows, and will serve until the expiration of his/her term noted below:

Name	Age	Positions	Director Class, if applicable	Expiration of Term
Craig Ensley	73	Director	Class II	2026 Annual Shareholder Meeting
Steven P. Denbaars	61	Director	Class I	2025 Annual Shareholder Meeting
John Paglia	55	Director	Class I	2025 Annual Shareholder Meeting

CRAIG ENSLEY

Craig Ensley serves as one of our directors and chairs compensation committee. Craig Ensley has built and led global semiconductor businesses in Analog & DSP, MEMS & Sensors, Communications (RF/Wireless, Optical, and Wired), and Consumer. Most recently he has been the CEO or President of three venture-backed companies which he repositioned to drive growth, create first profitability, and deliver superior shareholder returns. Previously, he served as SVP of a public firm where he helped lead a successful $1 billion turnaround & restructuring. Prior, he was an executive helping build two businesses from pre-revenue to $300-400 million in sales. Mr. Ensley serves as a Board Director of Mentium Technologies, which delivers mission-critical Artificial Intelligence (AI) capabilities to Edge Devices. He also serves on the Governing Council (aka Board of Directors) of the MEMS & Sensors Industry Group, the WW supplier ecosystem. He is an active investor with the Santa Barbara Angel Investor Alliance and an advisor at the Silicon Catalyst incubator. Previously, Mr. Ensley was CEO of Atomica (formerly IMT), where he and the team grew it to become the largest MEMS & Sensor manufacturing foundry in the U.S. Prior to Atomica, he was CEO of DisplayLink, creating an enterprise video networking firm with global leadership. He was President of Peregrine, which built high-volume RF & Wireless devices leading the world’s transitions to 3G & 4G wireless. Peregrine invented high

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volume SOI (Silicon on Insulator) process technology and took over markets previously served by GaAs. Mr. Ensley’s earlier roles were leading strategy, development, and marketing. As SVP, he was on the team to restructure Cirrus Logic from massive losses to profitability and growth. He previously helped start Crystal Semiconductor, which became the world’s highest growth analog & mixed signal DSP company. At Rockwell International, Mr. Ensley started and built the communications semiconductor business, which subsequently spun out as 3 public companies: Conexant, Mindspeed, and Jazz. He served on the Boards of Directors of the Consumer Electronics Association Home Networking Division and Audio Division, and the KLRU Austin PBS Television Station. Mr. Ensley holds a Master of Business Administration from Stanford University. He also holds a Bachelor of Science in Applied Physics and a Bachelor of Arts in Economics, both from the University of California at San Diego. We believe Mr. Ensley qualifies as our director because of his entrepreneurial and start-up experience, as well as his engineering knowledge.

STEVEN P. DENBAARS

Steven P. DenBaars serves as one of our directors. Steven has been on Biond Photonics’ (now Aeluma’s) Board of Directors since June 5, 2021. He is a Professor of Materials and Electrical and Computer Engineering at the University of California Santa Barbara (1991-pres). Prof. DenBaars has been very active in entrepreneurship, having helped co-found several start-up companies in the field of photonics and electronics. In 1996, he Co-founded Nitres Inc. along with Dr. Umesh Mishra which was acquired by Cree Inc. in May 2000. In 2013, he Co-Founded SLD Laser, and helped build the company to over 150 employees before being acquired by Kyocera Corporation in 2021. In 2014, he assisted Dr. Jeffry Shealy in the founding of Akoustis Technologies Inc. (AKTS) for commercialization of RF Filters, and he is currently on the Board of Directors. He received the IEEE Fellow award in 2005, member of the National Academy of Engineers 2012, and National Academy of Inventors in 2014. He has authored or co-authored over 980 technical publications, 350 conference presentations, and over 185 patents. Mr. DenBaars has a Bachelor of Science in Metallurgical Engineering from the University of Arizona and a Master of Science and a Ph.D. in Material Science and Electrical Engineering, respectively from the University of Southern California. We believe that Mr. DenBaars qualifies as our director because of his entrepreneurial and start-up experience, as well as his engineering knowledge.

JOHN PAGLIA

John Paglia serves as one of our directors. Dr. Paglia is an independent board director and audit committee chair for Simulations Plus, Inc. (NASDAQ: SLP), independent board director and audit committee chair for Cal-X Business Accelerator, Inc. (with 30+ regenerative health technology startups), board director for two not-for-profits (California Amateur Hockey Association and Santa Clarita Flyers Hockey Club), and an advisory board member for both VitaNav, Inc. (a ketone-based beverage company) and The Most Fundable Companies Council. At Pepperdine University’s Graziadio Business School, he is a tenured Professor of Finance where his specialty areas are venture capital, private equity, corporate finance, business valuations, and mergers and acquisitions (M&A). In addition, he held a number of leadership positions at Pepperdine University since joining in 2000, most recently as Senior Associate Dean where he had oversight for over 100 full-time business school faculty and key strategic projects, and, prior to that, as executive director of Graziadio Business School’s entrepreneurship institute. Dr. Paglia holds a Ph.D. in Finance, an MBA, a B.S. in Finance, and is a Certified Public Accountant, Chartered Financial Analyst, and is NACD Directorship Certified™. Dr. Paglia is a recipient of several prestigious honors for his work on the financing and capital markets. We believe his knowledge of technical accounting issues and business experience qualify him as an expert in financial matters and as a qualified candidate for the Board.

Executive Officers

The following table sets forth as of the date of this report, the name, age, and position of our sole executive officer.

Name	Age	Title
Jonathan Klamkin	44	Chief Executive Officer, Chief Financial Officer, President & Chairman

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Involvement in Certain Legal Proceedings

To the best of the Company’s knowledge, none of the following events occurred during the past ten years that are material to an evaluation of the ability or integrity of any of our executive officers, directors, Director Nominees, or promoters:

(1)    A petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

(2)    Convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3)    Subject of any order, judgment, or decree, not subsequently reversed, suspended, or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

(i)     Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(ii)    Engaging in any type of business practice; or

(iii)   Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

(4)    Subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in Section 3(i) above, or to be associated with persons engaged in any such activity;

(5)    Found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

(6)    Found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

(7)    Subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended, or vacated, relating to an alleged violation of:

(i)     Any Federal or State securities or commodities law or regulation; or

(ii)    Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

(iii)   Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(8)    Subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (15 U.S. C 78c(a)(26)), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

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Corporate Governance

Director Independence and Board Committees

We are not currently required to maintain any committees of our Board. We are not currently subject to listing requirements of any national securities exchange or inter-dealer quotation system, which has requirements that a majority of the Board of Directors be “independent” or maintain any committees of our Board and, as a result, we are not at this time required to have our Board of Directors comprised of a majority of “independent directors” or have any committees. However, as of the date hereof, we have 2 independent directors.

Our Board of Directors shall determine which directors qualify as “independent” directors in accordance with listing requirements of The NASDAQ Stock Market, or NASDAQ. The NASDAQ independence definition includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his family members has engaged in various types of business dealings with us.

Our Board of Directors has determined that Mr. Paglia & Mr. Ensley shall be considered an independent director in accordance with the definition of independence applied by the NASDAQ Stock Market.

Although it is not required, we established three standing committees: an audit committee in compliance with Section 3(a)(58)(A) of the Exchange Act, a compensation committee, and a nominating and governance committee. We will add independent directors, as needed to each committee at the necessary time as per the applicable exchange’s rules.

Audit committee.    Under the national exchange listing standards and applicable SEC rules, we are required to have at least three members of the audit committee. Thus far, Mr. Ensley and Mr. Paglia were the only directors who met the independent director standard under national exchange listing standards and under Rule 10-A-3(b)(1) of the Exchange Act; Mr. DenBaars also serves on the Audit committee, although he is not considered “independent”. Mr. Paglia was selected to serve as chairman of our audit committee. Each member of the audit committee is financially literate, and our Board has determined that Mr. Paglia qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

We adopted an audit committee charter, which will detail the purpose and principal functions of the audit committee, including:

•        appoint, compensate, and oversee the work of any registered public accounting firm employed by us;

•        resolve any disagreements between management and the auditor regarding financial reporting;

•        pre-approve all auditing and non-audit services;

•        retain independent counsel, accountants, or others to advise the audit committee or assist in the conduct of an investigation;

•        seek any information it requires from employees-all of whom are directed to cooperate with the audit committee’s requests-or external parties;

•        meet with our officers, external auditors, or outside counsel, as necessary; and

•        oversee that management has established and maintained processes to assure our compliance with all applicable laws, regulations and corporate policy.

Compensation Committee.    The compensation committee consists of Mr. Ensley (Chair), Mr. Paglia and Mr. DenBaars. Under the national exchange listing standards and applicable SEC rules, we are required to have at least two members of the compensation committee, all of whom must be independent, subject to certain phase-in provisions.

We adopted a compensation committee charter, which details the purpose and responsibility of the compensation committee, including:

•        discharge the responsibilities of the Board relating to compensation of our directors, executive officers and key employees;

•        assist the Board in establishing appropriate incentive compensation and equity-based plans and to administer such plans;

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•        oversee the annual process of evaluation of the performance of our management; and

•        perform such other duties and responsibilities as enumerated in and consistent with compensation committee’s charter.

The charter permits the committee to retain or receive advice from a compensation consultant and outlines certain requirements to ensure the consultants independence or certain circumstances under which the consultant need not be independent. However, as of the date hereof, the Company has not retained such a consultant.

Nominating and Governance Committee.    The nominating and governance committee consists of Mr. DenBaars (Chair), Mr. Ensley and Mr. Paglia. We adopted a nominating and governance committee charter, which details the purpose and responsibilities of the nominating and governance committee, including:

•        assist the Board by identifying qualified candidates for director nominees, and to recommend to the Board of Directors the director nominees for the next annual meeting of stockholders;

•        lead the Board in its annual review of its performance;

•        recommend to the board director nominees for each committee of the Board; and

•        develop and recommend to the Board corporate governance guidelines applicable to us.

Meetings of the Board of Directors

During the year ended June 30, 2024, Board meetings were held on September 20, 2023, November 7, 2023, February 9, 2024, and May 9, 2024. The Board also transacted business by unanimous written consent throughout the year.

Family Relationships

None of the directors or executive officers has a family relationship as defined in Item 401 of Regulation S-K.

Terms of Directors and Executive Officers

Each of our directors holds office until a successor has been duly elected and qualified unless the director was appointed by the Board of Directors, in which case such director holds office until the next following annual meeting of shareholders at which time such director is eligible for re-election. All of our executive officers are appointed by and serve at the discretion of our Board of Directors.

As per our amended and restated bylaws, our Board of Directors is divided into three classes of directors. At each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the class whose terms are then expiring, to serve from the time of election and qualification until the third annual meeting following their election or until their earlier death, resignation, or removal.

Qualification

There are no membership qualifications for directors. Further, there are no share ownership qualifications for directors unless so fixed by us in a general meeting. There are no other arrangements or understandings pursuant to which our directors are selected or nominated.

Interested Transactions

Pursuant to our Certificate of Incorporation, no contract or other transaction between the Company and one or more or its directors or officers, or between the Company and any Company, firm or association in which one or more of its directors or officers are directors or officers or are financially interested, is void or voidable solely for this reason or solely because any such director or officer is present at the meeting of the Board of Directors or a committee thereof which authorizes or approves the contract or transaction, or because the vote or votes of common or interested directors are counted for that purpose, if the circumstances specified in any of the following paragraphs exist:

(a)     The fact of the common directorship, office or financial interest is disclosed or known to the Board of Directors or committee and noted in the minutes, and the board or committee authorizes, approves or ratifies the contract or transaction in good faith by a vote sufficient for the purpose without counting the vote or votes of the common or interested director or directors;

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(b)    The fact of the common directorship, office or financial interest is disclosed or known to the stockholders, and they approve or ratify the contract or transaction in good faith by a majority vote of stockholders holding a majority of the voting power. The votes of the common or interested directors or officers must be counted in any such vote of stockholders; or

(c)     The contract or transaction is fair as to the Company at the time it is authorized or approved.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10% of our common stock, file reports of ownership and changes of ownership with the SEC. Such directors, executive officers and 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based on our review of forms we received, or written representations from reporting persons stating that they were not required to file these forms, we believe that, during the reporting period covered by this Report, all Section 16(a) filing requirements were satisfied on a timely basis.

Executive Compensation

As an “emerging growth company” as defined in the JOBS Act and a smaller reporting company we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to emerging growth companies and smaller reporting companies.

Summary Compensation Table

The following summary compensation table sets forth all compensation awarded to, earned by, or paid to the named executive officer during the years ended June 30, 2024, and 2023 in all capacities for the accounts of our executive, including the Chief Executive Officer (CEO), Chief Financial Officer (CFO) and Chief Operations Officer (COO):

Name and principal position	Year	Salary ($)		Bonus ($)	Stock Awards ($)	Option Awards ($)		Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Jonathan Klamkin	2024	$255,000	(1)	—	—	—		—	—	—	255,000
CEO, CFO and Director	2023	$215,000	(1)	—	—	259,660	(2)	—	—	—	474,660
Lee McCarthy,	2024	—		—	—	—		—	—	—	—
Previous Interim CFO, COO, Director(3)	2023	77,292		—	—	—		—	—	—	77,292

____________

(1)      The Board of Directors approved an annual base compensation of $230,000 for Mr. Klamkin effective July 1, 2021. On October 14, 2022, the Board of Directors approved the adjustment of Mr. Klamkin’s compensation to $10,000.00 per month for the period from October 1, 2022, to December 31, 2022, and then back to $19,166.67 per month ($230,000 per year) as of January 1, 2023. On November 30, 2022, the Board of Directors approved an increase in Mr. Klamkin’s annual salary to $255,000 and also approved issuing him 100,000 options with a 4-year vesting schedule, with an exercise price of $2.10 per share, subject to continued service as of each such vesting date.

(2)      The dollar amounts in this column reflect the grant date fair value of stock option awards granted during the year ended June 30, 2023. These amounts have been calculated in accordance with FASB Accounting Standards Codification Topic 718.

(3)      Mr. McCarthy served as interim Chief Financial Officer and Chief Operating Officer from the Merger until November 2022; he also served as a director from the Merger until November 2021. However, he received five (5) months of his annual salary in the fiscal year ending June 30, 2023.

Employment and Change in Control Agreements

We do not have an employment agreement with any of our officers. However, pursuant to our advisor agreement with Mr. DenBaars, if there is a change of control, other than the Merger, while he is still retained by the Company as an advisor, all of his unvested shares, per his amended advisor agreement, will vest at the closing of such change in control transaction. Additionally, as per the restricted stock purchase agreements we maintain with Mr. Klamkin and

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Mr. McCarthy, if either of their respective employment with the Company is terminated by the Company, other than for cause, or is terminated by the individual for Good Reason (as defined in the related agreement), within a year after the Merger, then, effective as of such termination, 100% of such terminated person’s unvested shares will vest.

Outstanding Equity Awards at Fiscal Year End

The following table presents information regarding certain outstanding shares held by each of our named executive officers as of June 30, 2024. These shares were converted into shares of our common stock in connection with the Merger, and the table below reflects all outstanding shares as of June 30, 2024 as if they had been granted by us.

Outstanding Equity Awards at June 30, 2024

Stock Options								Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexcersisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Prices ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Share or Units of Stock That Have Not Vested ($)		Equity Incentive Plan Awards: Number of Usernamed Shares, Units or Other Rights That Have Not Been Issued (#)	Equity Incentive Plan Awards: Markey or Payout Value of Unearned Shares, Units or Other Rights That Have Not Been Issued ($)
Jonathan Klamkin	37,500	(1)	62,500	(1)	—	2.10	11/30/2032	108,261	$388,657	(2)	—	—

____________

(1)      On November 30, 2022, we granted to Mr. Klamkin a stock option to purchase 100,000 shares of our common stock. The shares will vest in equal quarterly installments over the following four years, subject to continued service as of each such vesting date

(2)      These shares were purchased pursuant to Founder’s Restricted Stock Purchase Agreement between Mr. Klamkin and the Company on October 27, 2020. Mr. Klamkin purchased a total of 1,623,920 shares (represented 1,250,000 shares of Biond prior to the Merger) pursuant to the agreement. Pursuant to the agreement, 20% of the shares vested on the date the agreement was signed and starting on November 30, 2020, and for every month thereafter until employment termination, 1/48th of the remaining shares shall vest on the last day of each succeeding calendar month. The agreement also provides that if there is a change of control, like the Merger, and if Mr. Klamkin is terminated, other than for cause, during the period starting 90 days before the Merger and for a year thereafter, all unvested shares shall vest at the date of termination. Accordingly, as of June 30, 2024, 1,515,659 shares have vested. The market value of the unvested shares was based on $3.59 per share, which was the closing price of our common stock on June 30, 2024.

Our 2021 Equity Incentive Plan

Pursuant to the Merger Agreement and upon the closing of the Merger, we adopted our 2021 Equity Incentive Plan (the “2021 Plan”), which provides for the issuance of incentive awards of stock options, restricted stock awards, restricted stock units, stock appreciation rights, performance awards, cash awards, and stock bonus awards. We initially reserved 980,000 shares of our common stock for issuance pursuant to awards granted under our 2021 Plan. The number of shares reserved for issuance under our 2021 Plan will increase automatically on January 1 of each of 2022 through 2031 by the number of shares equal to the lesser of 5% of the total number of outstanding shares of our common stock as of the immediately preceding December 31, or a number as may be determined by our Board of Directors. On January 1, 2022, and 2023, the number of shares reserved for issuance was increased by 532,500 shares and 565,850 shares, respectively. As of June 30, 2024, the number of shares available for future issuance under our 2021 Plan was 1,723,598. As of the Record Date, the number of shares available for future issuance under our 2021 Plan was 1,723,598.

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Compensation Paid to Directors

The following table provides a summary of compensation issued to directors, who are not also executive officers, during the fiscal year ended June 30, 2024. The only director who is also an executive director is Mr. Klamkin, whose compensation is included in the Summary Compensation table above.

Director	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)(2)		All Other Compensation ($)	Total ($)
Steven P. DenBaars	—	—	109,020		—	109,020
Craig Ensley	—	—	111,066	(3)	—	111,066
John Paglia	—	—	34,170	(4)	—	34,170

____________

(1)      The dollar amounts in this column reflect the grant date fair value of stock option awards granted during the year ended June 30, 2024. These amounts have been calculated in accordance with FASB Accounting Standards Codification Topic 718.

(2)      On March 1, 2024, we granted Mr. DenBaars, Mr. Ensley and Mr. Paglia stock options to purchase 43,279 shares, 44,004 shares and 13,538 shares, respectively, of our common stock at a price of $2.99. One quarter of the shares vested immediately and the remaining shares vest quarterly over nine months, subject to continued service as of each such vesting date.

(3)      We entered into an independent director agreement with Mr. Ensley, pursuant to which we issued him 29,014 stock options at a price of $2.99 per share and provided him with standard indemnification. The terms of the option grants are as follows: 6,514 of the stock options shall vest on February 29, 2024, 7,500 stock options vested on May 31, 2024, 7,500 vested on August 31, 2024 and 7,500 shall vest on November 30, 2024; if Mr. Ensley resigns or is otherwise terminated, any unvested options will be immediately cancelled and he will have 90 days to exercise any earned, vested options. For each year of committee service, Mr. Ensley will receive an additional 15,500 options with vesting in equal quarterly increments. The agreement became effective as of December 14, 2023, and committee service commenced on February 10, 2022. As of June 30, 2024, 20,902 options have vested for Mr. Ensley pursuant to his independent director agreement.

(4)      We entered into an independent director agreement with Mr. Paglia, pursuant to which we issued him 125,000 stock options at a price of $2.00 per share and provided him with standard indemnification. The terms of the option grants are as follows: 50,000 of the stock options shall vest in equal quarterly increments during the first year of directorship; an additional 37,500 shall vest in equal quarterly increments over the second and third year of the directorship, if re-elected; if the director is not re-elected, any unvested options are cancelled. For each year of committee service, Mr. Paglia will receive an additional 16,750 options with vesting in equal quarterly increments. The agreement became effective as of December 1, 2021, and committee service commenced on February 10, 2022. As of June 30, 2024, 154,912 options have vested for Mr. Paglia pursuant to his independent director agreement.

Pension, Retirement or Similar Benefit Plans

With the exception of the executive officers that are eligible for participation in the company 401(k) plan, there are currently no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. Cash or non-cash compensation may be paid to our executive officers, including stock options, at the discretion of the Board of Directors or a committee thereof.

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of the Record Date, by:

•        each of our named executive officers;

•        each of our directors;

•        all of our current directors and executive officers as a group; and

•        each person, or group of affiliated persons, who beneficially owned more than 5% of our common stock.

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We have determined beneficial ownership in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares of common stock that they beneficially owned, subject to applicable community property laws.

The percentage of shares beneficially owned is computed on the basis of November 15, 2024, shares of common stock outstanding as of the Record Date. Shares of common stock that a person has the right to acquire within 60 days of the Record Date are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group. Unless otherwise indicated, the address of each beneficial owner in the table below is c/o Aeluma, 27 Castilian Drive, Goleta, California 93117.

Directors and Named Executive Officers	Shares of Common Stock Beneficially Owned		Percentage of Common Stock Beneficially Owned
Jonathan Klamkin, CEO, CFO and Director	1,676,995	(1)	13.6%
Steven P. DenBaars, Director	453,367	(2)	3.7%
Craig Ensley, Director	60,671	(3)	*
John Paglia, Director	194,538	(4)	1.6%
All directors and executive officers as a group (4 persons)	2,385,571		19.4%

5% Stockholders
Mark Tompkins(5)	2,715,833		22.2%
Lee McCarthy	977,425		8.0%

____________

*        Less than 1%.

(1)      Represents 1,626,995 shares held by Mr. Klamkin, 43,750 shares that vested pursuant to his stock options agreement through the date hereof and 6,250 shares that shall vest within the next 60 days pursuant to the terms of his stock options agreement.

(2)      Represents 410,088 shares held by Mr. DenBaars, 32,090 shares that vested pursuant to Mr. DenBaars’ stock options and director agreement as of Record Date and 11,189 shares that shall vest within the next 60 days pursuant to the terms of his stock options agreement.

(3)      Represents 16,667 shares held by Mr. Ensley, 32,629 that vested pursuant to Mr. Ensley’s stock options and director agreement as of the Record Date and 11,375 shares that shall vest within the next 60 days pursuant to the terms of his stock options agreement.

(4)      Represents 12,500 shares held by Mr. Paglia, 168,475 shares that vested pursuant to his stock options and director agreement through the Record Date, and 13,563 shares that shall vest within the next 60 days pursuant to the terms of his stock options per his director agreement.

(5)      Includes 2,275,000 shares Mr. Tompkins retains from his ownership before the Merger and 357,500 shares he purchased in the Offering for $715,000. Mr. Tompkins served as our director since inception; he resigned on the effective date of the Merger.

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Securities Authorized for Issuance under Equity Compensation Plans

The following table discloses information as of the end of the period ending June 30, 2024, with respect to compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance, aggregated as follows:

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Shares of common stock remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	953,821	$2.45	1,732,925	(1)
Equity compensation plans not approved by security holders	—	—	—
Total	953,821	$2.31	1,732,925

____________

(1)      The number of shares reserved for issuance under our 2021 Plan (as defined below) was initially 980,000; such amount will increase automatically on January 1 of each of 2022 through 2031 by the number of shares equal to the lesser of 5% of the total number of outstanding shares of our common stock as of the immediately preceding December 31, or a number as may be determined by our board of directors. On January 1, 2023 and 2024, the number of shares reserved for issuance was increased by 565,850 shares and 608,396 shares, respectively. As of June 30, 2024, the number of shares available for future issuance under our 2021 Plan was 1,732,925.

Certain Relationships and Related Transactions, and Director Independence.

Except as disclosed herein, no director, executive officer, shareholder holding at least 5% of shares of our common stock, or any family member thereof, had any material interest, direct or indirect, in any transaction, or proposed transaction since July 1, 2022, in which the amount involved in the transaction exceeds the lesser of $120,000 or one percent of the average of our total assets at the year-end for the last two completed fiscal years.

The Company is party to that certain Advisory Agreement with Mr. DenBaars, one of our directors, dated as of December 31, 2020, pursuant to which Mr. DenBaars shall serve as an advisor to the Company. Under the agreement, as partial compensation for his advisory services, the Company granted Mr. DenBaars the right to purchase 32,805 shares of common stock (represents 25,252 shares of Biond common stock prior to the Merger) at a price $0.008 per share; the shares have a four-year vesting schedule and Mr. DenBaars purchased such shares on February 4, 2021, prior to being appointed as one of our directors. The Advisory Agreement with Mr. DenBaars was amended on June 10, 2021 to reflect additional advisory services. Under this agreement, as partial compensation for his advisory service, the Company granted Mr. DenBaars the right to purchase an additional 213,198 shares of the Company’s common stock (represents 164,108 shares of Biond common stock prior to the Merger) at a price of $0.015 per share; the shares have a two-year vesting schedule. Pursuant to the terms of his advisory agreements, 241,903 of the shares have vested as of the date of this Report.

Participation in the Offering

Our director Steven DenBaars purchased 33,333 shares of our common stock in the private financing that occurred between December 2022 and May 2023, at the purchase price of $3 per share. Such purchases were made on the same terms as the shares that were sold to other investors in the Offering and not pursuant to any pre-existing contractual rights or obligations.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
THE ELECTION OF THE CLASS III DIRECTOR NOMINEE

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PROPOSAL NO. 2
APPROVAL, RATIFICATION AND CONFIRMATION OF
RE-APPOINTMENT OF INDEPENDENT AUDITORS AND
AUTHORIZATION OF BOARD OF DIRECTORS TO FIX THEIR REMUNERATION

The Audit Committee of the Board (the “Audit Committee”), which is composed entirely of independent directors, has selected Rose, Snyder & Jacobs LLP, independent registered public accounting firm, to audit our financial statements for the fiscal year ending June 30, 2025. Ratification of the selection of Rose, Snyder & Jacobs LLP by shareholders is not required by law. However, as a matter of good corporate practice, such selection is being submitted to the shareholders for ratification at the 2024 Annual Meeting. If the shareholders do not ratify the selection, the Board and the Audit Committee will reconsider whether or not to Rose, Snyder & Jacobs LLP, but may, in their discretion, retain Rose, Snyder & Jacobs LLP. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such change would be in the best interests of the Company and its shareholders.

A Representative from Rose, Snyder & Jacobs LLP will be in attendance at the 2024 Annual Meeting via teleconference to respond to any appropriate questions and will have the opportunity to make a statement, if they so desire.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.

Independent Registered Public Accounting Firm Fees and Other Matters

The following table shows the fees that were billed for the years ended June 30, 2024 and 2023.

	Year Ended June 30,
	2024	2023
Audit fees	$66,000	$64,500
Audit-related fees	6,300	13,500
Tax fees	7,300	7,250
All other fees	—	—
Total	$86,600	$82,250

Audit Fees — This category includes the audit of our annual financial statements, review of financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided by the independent registered public accounting firm in connection with engagements for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.

This category consists of assurance and related services by the independent registered public accounting firm that is reasonably related to the performance of the audit or review of our financial statements and is not reported above under “Audit Fees.” The services for the fees disclosed under this category include consultation regarding our correspondence with the Securities and Exchange Commission and other accounting consulting.

Tax Fees — This category consists of professional services rendered by our independent registered public accounting firm for tax compliance and tax advice. The services for the fees disclosed under this category include tax return preparation and technical tax advice.

All Other Fees — This category consists of fees for other miscellaneous items.

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Our Board of Directors has adopted a procedure for pre-approval of all fees charged by our independent registered public accounting firm. Under the procedure, the board approves the engagement letter with respect to audit and review services. Other fees are subject to pre-approval by the board, or, in the period between meetings, by a designated member of the board. Any such approval by the designated member is disclosed to the entire board at the next meeting.

THE BOARD OF DIRECTORS AND THE AUDIT COMMITTEE RECOMMEND
A VOTE FOR APPROVAL, RATIFICATION AND CONFIRMATION OF THE RE-APPOINTMENT OF
ROSE, SNYDER & JACOBS LLP
AS THE COMPANY’S INDEPENDENT AUDITORS
FOR THE YEAR ENDING JUNE 30, 2025 AND
AUTHORIZATION OF BOARD OF DIRECTORS TO FIX THEIR REMUNERATION

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OTHER MATTERS

Our Board knows of no other matter to be presented at the Meeting. If any additional matter should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

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OTHER INFORMATION

Deadline for Submission of Shareholder Proposals for 2025 Annual Meeting of Shareholders

For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the Shareholders at our 2025 Annual Meeting of Shareholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its offices 27 Castilian Drive, Goleta, California 93117, Attention: Chief Executive Officer, no later than July 25, 2025.

If we are not notified of a Shareholder proposal a reasonable time prior to the time we send our proxy statement for our 2025 annual meeting, then our Board will have discretionary authority to vote on the Shareholder proposal, even though the Shareholder proposal is not discussed in the proxy statement. In order to curtail any controversy as to the date on which a Shareholder proposal was received by us, it is suggested that Shareholder proposals be submitted by certified mail, return receipt requested, and be addressed to Aeluma, Inc., 27 Castilian Drive, Goleta, California 93117 Attention: Chief Executive Officer. Notwithstanding, the foregoing shall not effectuate any rights of Shareholders to request inclusion of proposals in our proxy statement pursuant to Rule 14a-8 under the Exchange Act nor grant any Shareholder a right to have any nominee included in our proxy statement.

Proxy Solicitation

The solicitation of proxies is made on behalf of the Board, and we will bear the cost of soliciting proxies. Proxies may be solicited through the mail and through telephonic or telegraphic communications to, or by meetings with, Shareholders or their representatives by our directors, officers and other employees who will receive no additional compensation therefor. We may also retain a proxy solicitation firm to assist us in obtaining proxies by mail, facsimile or email from record and beneficial holders of shares for the Meeting. If we retain a proxy solicitation firm, we expect to pay such firm reasonable and customary compensation for its services, including out-of-pocket expenses.

We request persons such as brokers, nominees and fiduciaries holding stock in their names for others or holding stock for others who have the right to give voting instructions, to forward proxy material to their principals and to request authority for the execution of the proxy. We will reimburse such persons for their reasonable expenses.

Periodic Reports

The Annual Report and Quarterly Report is being sent with this Proxy Statement to each Shareholder and is also available on our website, as well as on the SEC’s website at www.sec.gov. The Annual Report contains our audited financial statements for the two years ended June 30, 2024. The Periodic Reports are not to be regarded as part of the proxy soliciting material.

Additional copies of the Periodic Reports may be requested in writing and will be supplied at no additional cost to the requesting party. Such requests should be submitted to Aeluma, Inc., 27 Castilian Drive Goleta, California 93117, Attn: Mr. Klamkin. Exhibits to the Periodic Reports will also be provided upon specific request.

Delivery of Proxy Materials to Households

Only one copy of this proxy statement and one copy of the Periodic Reports are being delivered to multiple registered Shareholders who share an address unless we have received contrary instructions from one or more of the Shareholders. A separate form of proxy and a separate notice of the Meeting are being included for each account at the shared address. Registered Shareholders who share an address and would like to receive a separate copy of our Periodic Reports and/or a separate copy of this proxy statement, or have questions regarding the householding process, may contact the Company’s transfer agent: VStock Transfer, LLC, by calling (212) 828-8436, or by forwarding a written request addressed to VStock Transfer, LLC, 18 Lafayette Place, Woodmere, NY 11598. Promptly upon request, a separate copy of our Periodic Reports and/or a separate copy of this proxy Statement will be sent. By contacting Broadridge Financial Solutions, Inc., registered Shareholders sharing an address can also (i) notify the Company that the registered Shareholders wish to receive separate Periodic Reports to Shareholders, proxy statements and/or Notices of Internet Availability of Proxy Materials, as applicable, in the future or (ii) request delivery of a single copy of Periodic Reports to Shareholders and proxy statements in the future if registered Shareholders at the shared address are receiving multiple copies.

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Many brokers, brokerage firms, broker/dealers, banks, and other holders of record have also instituted “householding” (delivery of one copy of materials to multiple Shareholders who share an address). If your family has one or more “street name” accounts under which you beneficially own shares of our Common Stock, you may have received householding information from your broker, brokerage firm, broker/dealer, bank, or other nominee in the past. Please contact the holder of record directly if you have questions, require additional copies of this proxy statement or our Periodic Reports or wish to revoke your decision to household and thereby receive multiple copies. You should also contact the holder of record if you wish to institute householding.

Where You Can Find Additional Information

Accompanying this proxy statement is a copy of the Annual Report. Such report constitutes the Company’s Annual Report to its Shareholders for purposes of Rule 14a-3 under the Exchange Act. Such Report include the Company’s audited financial statements for the two years ended June 30, 2024 and certain other financial information, which is incorporated by reference herein.

The Company is subject to the informational requirements of the Exchange Act and in accordance therewith files reports, proxy statements and other information with the SEC. Stockholders may read any document we file on the SEC’s website at http://www.sec.gov and our website at www.aeluma.com. Copies of SEC EDGAR filings, including those incorporated by reference in this proxy statement, can be obtained without charge by contacting Jonathan Klamkin, our CEO, at info@aeluma.com or by telephone at (805) 351-2707.

The information provided on our website is not part of this report and is therefore not incorporated by reference unless such information is otherwise specifically referenced elsewhere in this report.

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Annex A

Form of Proxy Card

AELUMA, INC.

January 9, 2025

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 9:00 a.m. PST on January 9, 2025
(Record Date — November 15, 2024)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Jonathan Klamkin, as proxy of the undersigned, with full power to appoint his substitute, and hereby authorizes him to represent and to vote all the shares of stock of Aeluma, Inc. which the undersigned is entitled to vote, as specified below on this card, at the Annual Meeting of Shareholders of Aeluma, Inc. to be held on Thursday, January 9, 2025, at 9:00 a.m. PST at 27 Castilian Drive, Goleta, California 93117, and at any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.    IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS FOR EACH OF THE PROPOSALS. This proxy authorizes the above designated proxy to vote in his discretion on such other business as may properly come before the meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR ALL”
OF PROPOSAL 1 AND “FOR” PROPOSAL 2 SET FORTH BELOW.

PLEASE SIGN, DATE AND RETURN PROMPTLY, BEFORE 11:59 P.M. EST ON January 8, 2024.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK

PROPOSAL 1:  To re-elect the Class III director named in this Proxy Statement to hold office for a 3-year term and until his respective successor is elected and duly qualified.

NOMINEES:

Jonathan Klamkin	01 ☐
For All	Withhold All	For All Except
☐	☐	☐
INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the box next to each nominee you wish to withhold, as shown here:

PROPOSAL 2:  To approve, ratify and confirm the re-appointment of Rose, Snyder & Jacobs LLP as the Company’s independent auditors for the year ending June 30, 2025, and to authorize the Board of Directors to fix their remuneration.

For	Against	Abstain
☐	☐	☐

Please indicate if you intend to attend this meeting              ☐ YES              ☐ NO

Signature of Shareholder:
Date:
Name shares held in (Please print):	Account Number (if any):
No. of Shares Entitled to Vote:	Stock Certificate Number(s):

Note:   Please sign exactly as your name or names appear in the Company’s stock transfer books. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.

If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.

If the signer is a partnership, please sign in partnership name by authorized person.

Please provide any change of address information in the spaces below in order that we may update our records:

Address:

Annex A-1

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________

FORM 10-K

____________________

(Mark One)

☒ ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended June 30, 2024

or

☐ TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from _______ to _______

Commission File Number: 000-56218

____________________

AELUMA, INC.

(Exact Name of Registrant as Specified in Charter)

____________________

Delaware	85-2807351
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)
27 Castilian Drive Goleta, California 93117
(Address of Principal Executive Offices)

(805) 351-2707
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
None	—	—

Securities registered pursuant to Section 12(g) of the Act: Common Stock, $0.0001 par value

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act. Yes ☐ No ☒

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or 15(d) of the Exchange Act. Yes ☐ No ☒

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒ No ☐

Indicate by check mark whether the registrant has submitted electronically every Interactive Data File required to be submitted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit such files). Yes ☒ No ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☒	Smaller reporting company	☒
		Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Indicate by check mark whether the registrant has filed a report on and attestation to its management’s assessment of the effectiveness of its internal control over financial reporting under Section 404(b) of the Sarbanes-Oxley Act (15 U.S.C. 7262(b)) by the registered public accounting firm that prepared or issued its audit report. ☐

If securities are registered pursuant to Section 12(b) of the Act, indicate by check mark whether the financial statements of the registrant included in the filing reflect the correction of an error to previously issued financial statements. ☐

Indicate by check mark whether any of those error corrections are restatements that required a recovery analysis of incentive-based compensation received by any of the registrant’s executive officers during the relevant recovery period pursuant to §240.10D-1(b). ☐

Indicate by check mark whether the registrant is a shell company (as defined by Rule 12b-2 of the Exchange Act). Yes ☐ No ☒

The aggregate market value of the registrant’s common stock, par value $0.0001 per share, held by non-affiliates of the registrant as of December 31, 2023, as computed by reference to $2.90, the price at which the common stock was last sold, was approximately $29,294,872.

As of September 25, 2024, there were 12,178,424 shares of the issuer’s common stock outstanding and no share of preferred stock outstanding.

DOCUMENTS INCORPORATED BY REFERENCE

None.

i

INTRODUCTORY NOTE

Unless otherwise stated or the context otherwise indicates, references to “Aeluma,” the “Company,” “we,” “our,” “us,” or similar terms refer to Aeluma, Inc. and Subsidiary.

Special Note Regarding Forward-Looking Statements

This report contains forward-looking statements and information that are based on the beliefs of our management as well as assumptions made by and information currently available to us. Such statements should not be unduly relied upon. Forward-looking statements include statements about our expectations, beliefs, plans, objectives, intentions, assumptions and other statements that are not historical facts or that are not present facts or conditions. Forward-looking statements and information can generally be identified by the use of forward-looking terminology or words, such as “anticipate,” “approximately,” “believe,” “continue,” “estimate,” “expect,” “forecast,” “intend,” “may,” “ongoing,” “pending,” “perceive,” “plan,” “potential,” “predict,” “project,” “seeks,” “should,” “views” or similar words or phrases or variations thereon, or the negatives of those words or phrases, or statements that events, conditions or results “can,” “will,” “may,” “must,” “would,” “could” or “should” occur or be achieved and similar expressions in connection with any discussion, expectation or projection of future operating or financial performance, costs, regulations, events or trends. The absence of these words does not necessarily mean that a statement is not forward-looking.

Forward-looking statements and information are based on management’s current expectations and assumptions, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. These statements reflect our current view concerning future events and are subject to risks, uncertainties and assumptions. There are important factors that could cause actual results to vary materially from those described in this report as anticipated, estimated or expected, as well as general conditions in the economy, capital markets, Securities and Exchange Commission (the “SEC”) regulations which affect trading in the securities of “penny stocks,” and other risks and uncertainties. Except as required by law, we assume no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available in the future. Depending on the market for our stock and other conditional tests, a specific safe harbor under the Private Securities Litigation Reform Act of 1995 may be available. Notwithstanding the above, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), expressly state that the safe harbor for forward-looking statements does not apply to companies that issue penny stock. Because we may from time to time be considered to be an issuer of penny stock, the safe harbor for forward-looking statements may not apply to us at certain times.

ii

PART I

Item 1.       Business.

Overview

We develop novel optoelectronic devices for sensing and communications applications. Aeluma has pioneered a technique to manufacture devices using high performance compound semiconductor materials on large-diameter substrates that are commonly used to manufacture mass market microelectronics. This enables cost-effective manufacturing of high-performance photodetectors and photodetector array circuits for imaging applications in mobile devices, as well as other technologies. This technology has the potential to enhance the performance and capability of camera image sensors, light detection and ranging (LiDAR), augmented reality/virtual reality (AR/VR), facial recognition, and other applications.

Because we will leverage compound semiconductor materials, our devices may operate at longer wavelengths than traditional silicon-based image sensors, up to at least 1600 nm, which is advantageous for a number of reasons including eye safety. Beyond 1400 nm is considered eye safe at significantly higher optical power levels relative to that at shorter wavelengths. Therefore, for LiDAR sensing systems, the range (the detectable object distance) can be increased significantly. Operating at specific longer wavelengths (for example, near 1550 nm) also enables imaging both in low light (dark) conditions, as well as in direct sunlight. Therefore, images could be captured outdoors and in various conditions.

Additionally, Aeluma’s technology may be used to manufacture other electronic and optoelectronic devices in the future including lasers, transistors, and solar cells.

Aeluma has acquired key manufacturing equipment, and has headquarters in Goleta, California with a manufacturing cleanroom to house this equipment.

Recent Events

For the year ended June 30, 2024, we were awarded several contracts, totaling $1,323,237, some of which is from the U.S. Navy, the Office of the Secretary of Defense, and the Department of Energy, for providing services and for delivering materials. The awards are firm fixed price contracts that shall be paid upon completion of certain milestones, and may include deliveries of samples or materials.

Our Strategy

We will continue to develop our technology that includes novel materials and devices based on our core intellectual property. Our primary focus is to manufacture high-performance photodetector array circuits for image sensors and other optoelectronic devices. Initial efforts aim to penetrate the 3D imaging and sensing (mobile and consumer, defense and aerospace, industrial, medical, auto), LiDAR (robotic vehicles, autonomous driving (AD), advanced driver assistance systems (ADAS), topography, wind, industrial), and communications (telecommunications, data center communication, artificial intelligence (AI) communications, and quantum processing and communications) markets.

Our Technology

Our technology is based on heterogeneous integration of compound semiconductor materials on large-diameter substrates such as silicon. This heterogeneous integration enables the subsequent device fabrication and manufacturing in large-scale manufacturing environments that are suited to mass markets.

Competition

There are two primary classes of image sensors for the near infrared and shortwave infrared currently on the market: low-cost silicon-based sensors and high-performance compound semiconductor (ex. indium gallium arsenide or InGaAs) sensors. The major suppliers of silicon CMOS image sensors include Sony, Samsung, Omnivision, Onsemi, ST Microelectronics, Panasonic, Canon, SK Hynix, and others (Source: Yole Development, www.yole.fr). Alternative technologies that can be manufactured on silicon include germanium and colloidal quantum dots. The major suppliers of InGaAs sensors include Hamamatsu, Sumitomo, Teledyne/FLIR, Excelitas, and others (Source: Markets and Markets, www.marketsandmarkets.com).

We believe that our technology will be able to compete effectively because we are uniquely positioned to outperform silicon CMOS image sensors, germanium, and colloidal quantum dots while achieving a cost of manufacturing that is lower than that for traditional InGaAs sensors. Compared to silicon, InGaAs demonstrates higher detection sensitivity and a broader wavelength absorption spectrum. Silicon absorbs or detects light in the visible spectral region (400-750 nm) and partially in the near infrared (NIR) spectral region (greater than 750 nm), cutting off near 940 nm. InGaAs not only demonstrates higher absorption in the NIR, but also extends well into the shortwave infrared spectrum (900-1700 nm), cutting off near 1700 nm, with the ability to extend to near 2500 nm.

We believe that we are also positioned to win on price in competing with current InGaAs sensors while having the ability to realize much larger area photodetector arrays because of our ability to manufacture on up to 12-inch silicon substrates, whereas competing InGaAs photodetectors are manufactured on indium phosphide (InP) substrates that are typically between 2 to 4 inches in diameter. Therefore, in addition to realizing many more sensor chips per wafer, we have the ability to realize array sizes that are larger than what is possible with traditional InGaAs manufacturing on InP wafers, and to leverage silicon-based wafer-scale techniques for backend processing, integration, and packaging.

Existing and potential competitors have or could have advantages such as greater name recognition, longer operating histories, broader and deeper product portfolios, larger customer bases, substantially greater financial and other resources, and larger scale manufacturing operations. However, we believe that our products will have the potential to compete because of our unique ability to manufacture high performance devices at scale and at low cost.

Customers

Aeluma has customer engagements that involve development of wafers, delivery of engineering samples for evaluation, and delivery of small volumes of chips. Aeluma also performs on government-funded R&D projects. Aeluma’s technology is broadly applicable. Potential markets include automotive LiDAR, industrial LiDAR, robotics, mobile, AR/VR, AI, communications, and defense and aerospace. Our current strategy is to pursue partnerships with system integrators, including mobile and consumer electronics manufacturers, LiDAR companies and Tier 1 automotive suppliers, module manufacturers, component suppliers, or semiconductor manufacturing companies. Aeluma is pursuing direct sales relationships and strategic partnerships.

Potential customers include those in the mobile market (both mobile phone manufacturers and companies that sell integrated solutions to them), LiDAR for cars and other vehicles, robotics, AR/VR, AI, and defense and aerospace.

Markets

The CMOS image sensors market is projected to be $30B in 2026 (Source: Yole Development). Manufacturers of mobile phones, tablets, and LiDAR for automotive vehicles may be prospective customers for Aeluma. In the mobile market, Apple arguably leads in terms of deploying advanced capabilities such as LiDAR sensing in their devices; Apple does not currently use our technology in any of their products. Apple leverages vertical cavity surface emitting lasers (VCSEL) emitters in conjunction with single photon avalanche diode (SPAD) detectors for a LiDAR scanner in smartphones and tablets and such technology “helps to deliver faster, more realistic augmented reality experiences and improves autofocus in low-light scenes in photos and videos” (https://www.apple.com/newsroom/2021/05/apple-awards-an-additional-410-million-from-its-advanced-manufacturing-fund-to-ii-vi/). Other major smartphone suppliers include Samsung, Xiaomi, OPPO, vivo, Huawei, and realme (Source: www.counterpointresearch.com). The automotive LiDAR market is projected to be between $5-80B in 2030 (https://www.bloomberg.com/press-releases/2022-05-31/lidar-market-size-to-be-worth-4-71-billion-by-2030-grand-view-research-inc; AEye Presentation, LD Micro Invitational 2022; Estimate by Velodyne).

Intellectual Property

Aeluma has filed several patent applications with the United States Patent and Trademark Office (USPTO), and several patents have been issued. We have filed trademarks for the name “Aeluma” and the slogan “Sensing Reimagined” with the USPTO. We maintain protection of trade secrets that include “know-how” and process recipes.

Our Intellectual Property Approach

Our strategy for the protection of our proprietary technology is to seek worldwide patent protection with a focus on jurisdictions that represent significant global semiconductor markets. However, we will assess on a case-by-case basis whether it is strategically more favorable to maintain trade secret protection for our inventions and “know-how” rather than pursue patent protection. Generally, patents have a term of twenty years from the earliest priority date, assuming that all maintenance fees are paid, no portion of the patent has been terminally disclaimed, and the patent has not been invalidated. In certain jurisdictions, and in certain circumstances, patent terms can be extended or shortened.

Governmental & Environmental Regulations

Our primary products are anticipated to be compound semiconductor optoelectronic devices manufactured on silicon substrates, including InGaAs photodetectors and photodetector arrays. To the extent that our products are or become subject to U.S. export controls and regulations, these regulations may limit the export of our products and technology, and provision of our services outside of the United States, or may require export authorizations, including by license, a license exception, or other appropriate government authorizations and conditions, including annual or semi-annual reporting. Export control and economic sanctions laws may also include prohibitions on the sale or supply of certain of our products to embargoed or sanctioned countries, regions, governments, persons, and entities. In addition, various countries regulate the importation of certain products, through import permitting and licensing requirements, and have enacted laws that could limit our ability to distribute our products. The exportation, re-exportation, and importation of our products and technology and the provision of services, including by our partners, must comply with these laws or else we may be adversely affected, through reputational harm, government investigations, penalties, and a denial or curtailment of our ability to export our products and technology. Complying with export control and sanctions laws may be time-consuming and may result in the delay or loss of sales opportunities. Although we take precautions to prevent our products and technology from being provided in violation of such laws, our products and technology may have previously been, and could in the future be, provided inadvertently in violation of such laws, despite the precautions we take. If we are found to be in violation of U.S. sanctions or export control laws, it could result in substantial fines and penalties for us and for the individuals working for us. Export or import laws or sanctions policies are subject to rapid change and have been the subject of recent U.S. and non-U.S. government actions. Changes in export or import laws or sanctions policies, may adversely impact our operations, delay the introduction and sale of our products in international markets, or, in some cases, prevent the export or import of our products and technology to certain countries, regions, governments, persons, or entities altogether, which could adversely affect our business, financial condition and results of operations.

We seek to comply with all applicable statutory and administrative requirements concerning environmental quality. Expenditures for compliance with federal state and local environmental laws have not had, and are not expected to have, a material effect on our capital expenditures, results of operations or competitive position.

In addition, to the extent that our facilities and operations are or become subject to the plant and laboratory safety requirements of various environmental and occupational safety and health laws in the U.S., we believe we are in compliance with all such laws and regulations, and to date, those regulations have not materially restricted or impeded operations. Further, we believe our processes to be highly efficient, generating very low levels of waste and emissions. For this reason, we do not view issues surrounding climate change and any currently foreseeable related regulations as materially impacting our business and financial statements, beyond any inestimable impact on the macro-economic environment.

We are also generally subject to other industry and environmental regulations for electronic and semiconductor products such as the Restriction of Hazardous Substances Directive 2002/95/EC.

Manufacturing

We have established a manufacturing and R&D facility at our headquarters in Goleta, California. We have installed key equipment and we plan to control our core materials manufacturing and development. In addition to our facility, we work with a variety of vendors and are establishing relationships with industrial foundries to build out our manufacturing supply chain.

Sales

We are now delivering wafers and chips to some customers, primarily for R&D and sampling purposes.

Marketing

Marketing activities include direct relationships with potential customers and partners. We are under nondisclosure agreement (NDA) with a number of current and potential customers and partners, several of which have either visited Aeluma or hosted a visit by Aeluma representatives at their sites.

Employees & Human Resources

At June 30, 2024, Aeluma had 11 full-time employees, 2 part-time employees, and consultants. The majority of employees work in engineering. None of our employees are represented by a labor union. We have not experienced any work stoppages, and we consider our relations with our employees to be very good. We plan to hire additional persons on an as-needed basis. On a case-by-case basis, Aeluma may offer stock options to employees for attraction and retention.

Sustainability

We are committed to leveraging our technology for sustainable operations. Recognizing the profound impact of climate change on the global economy, our company, and our stakeholders, we embrace our responsibility to safeguard the planet. Our journey toward sustainability is ongoing, driven by a commitment to understand our environmental footprint and enhance our positive impact.

Litigation

There is no material litigation, arbitration, governmental proceeding or any other legal proceeding currently pending or known to be contemplated against us or any members of our management team in their capacity as such, and we and the members of our management team have not been subject to any such proceeding in the 10 years preceding the date of this Report. We may however be involved, from time to time, in claims and lawsuits incidental to the conduct of our business in the ordinary course. We carry insurance coverage in such amounts as we believe to be reasonable under the circumstances and that may or may not cover any or all of our liabilities in respect of these matters. We do not believe that the ultimate resolution of these matters will have a material adverse impact on our consolidated financial position, cash flows or results of operations, but cannot guarantee the same.

Corporate Information

Aeluma was incorporated in Delaware on August 21, 2020, under the name Parc Investments, Inc.; the name was changed to Aeluma, Inc. in June 2021. Our principal executive offices are located at 27 Castilian Drive, Goleta, California 93117. Our website is located at Aeluma, Inc. (ALMU) and we make available, free of charge, on or through our website all of our periodic reports, including our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and current reports on Form 8-K, as soon as reasonably practicable after we file such reports with the SEC. Our website and the information contained on our website is not incorporated by reference and is not a part of this Annual Report.

Item 1A.    Risk Factors.

As a smaller reporting company, we are not required to provide the information called for by this Item. However, we encourage you to review the risk factors included in our registration statement on Form S-1 (File No. 333-273149) that was filed with the SEC on July 6, 2023.

Item 1B.    Unresolved Staff Comments.

None.

Item 1C.    Cybersecurity.

Risk Management and Strategy

We periodically assess risks from cybersecurity threats, and monitor our information systems for potential vulnerabilities. However, to date, given the small size of our company and the nature of our operations, our reliance on information systems has been limited to the use of standard off-the-shelf software (such as Google, QuickBooks and Microsoft Office) and the use by our employees of standard personal computers. Accordingly, management has not implemented any formal process for assessing, identifying, and managing risks from cybersecurity threats.

We depend on digital technologies, including information systems, infrastructure and cloud applications and services, including those of third parties with which we may deal. Sophisticated and deliberate attacks on, or security breaches in, our systems or infrastructure, or the systems or infrastructure of third parties or the cloud, could lead to corruption or misappropriation of our assets, proprietary information and sensitive or confidential data. As a company without significant investments in data security protection, we may not be sufficiently protected against such occurrences. We may not have sufficient resources to adequately protect against, or to investigate and remediate any vulnerability to, cyber incidents. It is possible that any of these occurrences, or a combination of them, could have adverse consequences on our business and lead to financial loss. However, risks from cybersecurity threats have, to date, not materially affected us, our business strategy, results of operations or financial condition.

Governance

As discussed above, given the nature of our current operations and our experience to date, we do not currently perceive cybersecurity as a particularly significant risk to our business. Accordingly, we have not tasked our Board of Directors with any additional cybersecurity oversight duties, or designated any committee of the Board of Directors to specifically oversee cybersecurity risks to our business.

Item 2.       Properties.

Our principal executive office is located at 27 Castilian Dr., Goleta, California. Effective February 22, 2021, we entered into a triple-net lease agreement with SBR Associates LP for the commercial building at 27 Castilian Dr. Goleta, California for a term of five years, which began on April 1, 2021. The current rent for this property is $14,014 per month, with a CPI escalation over the initial base rent over the term of the lease. The lease expires on March 31, 2026, with the option to renew the lease with reasonable notice for two 60 months periods.

Item 3.       Legal Proceedings.

We are not currently involved in any material legal proceedings. From time-to-time we are, and we anticipate that we will be, involved in legal proceedings, claims, and litigation arising in the ordinary course of our business and otherwise. The ultimate costs to resolve any such matters could have a material adverse effect on our financial statements. We could be forced to incur material expenses with respect to these legal proceedings, and in the event that there is an outcome in any that is adverse to us, our financial position and prospects could be harmed.

Item 4.       Mine Safety Disclosures

Not applicable.

PART II

Item 5.       Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities.

Market Information

Our common stock trades on the OTCQB system under the symbol “ALMU.” Our CUSIP number is 00776X. There is currently limited trading volume for our Common Stock.

Holders of Record

As of September 25, 2024, we had 12,178,424 shares of our common stock outstanding held by approximately 99 stockholders of record.

Dividend Policy

We have never paid any cash dividends on our capital stock and do not anticipate paying any cash dividends on our common stock in the foreseeable future. We intend to retain future earnings to fund ongoing operations and future capital requirements. Any future determination to pay cash dividends will be at the discretion of our board of directors and will be dependent upon financial condition, results of operations, capital requirements and such other factors as the board of directors deems relevant.

Recent Sales of Unregistered Securities

During the periods covered by this Report, we have not issued unregistered securities to any person, except as described below. None of these transactions involved any underwriters, underwriting discounts or commissions, except as specified below, or any public offering, and, unless otherwise indicated below, the Registrant believes that each transaction was exempt from the registration requirements of the Securities Act by virtue of Section 4(a)(2) thereof and/or Rule 506 of Regulation D promulgated thereunder, and/or Regulation S promulgated thereunder regarding offshore offers and sales. All recipients had adequate access, though their relationships with the Registrant, to information about the Registrant.

On November 7, 2022, we issued 150,000 shares of common stock to a consultant for providing consulting services to us.

On December 22, 2022, we issued an aggregate of 517,000 shares of our common stock to 21 accredited investors, for aggregate gross proceeds of $1,551,000 (the “Offering”).

On January 10, 2023, we held a second close of the Offering, pursuant to which we issued an aggregate of 214,667 shares of our common stock for aggregate gross proceeds of $644,000.

On March 31, 2023, we held the third closing of the Offering, pursuant to which we issued an aggregate of 715,665 shares of our common stock for aggregate gross proceeds of $2,147,000.

On May 10, 2023, we held the final closing of the Offering, pursuant to which we issued an aggregate of 570,166 shares of our common stock for aggregate gross proceeds of $1,710,500.

Item 6.       Reserved.

Item 7.       Management’s Discussion and Analysis of Financial Condition and Results of Operations.

The following discussion of our financial condition and results of operations should be read in conjunction with our consolidated financial statements and the related notes included elsewhere in this filing.

You should read the following discussion and analysis of our financial condition and results of operations together with our consolidated financial statements and the related notes and other financial information included in this report. Some of the information contained in this discussion and analysis or set forth elsewhere in this report, including information with respect to our plans and strategy for our business, includes forward-looking statements that involve risks and uncertainties. You should review the disclosure under the heading “Risk Factors” in other filings we make with the SEC for a discussion of important factors that could cause actual results to differ materially from the results described in or implied by the forward-looking statements contained in the following discussion and analysis. You should not place undue reliance on forward-looking statements as predictive of future results.

Overview

We develop novel optoelectronic devices for sensing and communications applications. Aeluma has pioneered a technique to manufacture devices using high performance compound semiconductor materials on large-diameter substrates that are commonly used to manufacture mass market microelectronics. This enables cost-effective manufacturing of high-performance photodetectors and photodetector array circuits for imaging applications in mobile devices, as well as other technologies. This technology has the potential to enhance the performance and capability of camera image sensors, LiDAR, AR/VR, facial recognition, and other applications. Additionally, Aeluma’s technology may be used to manufacture other electronic and optoelectronic devices in the future including lasers, transistors, and solar cells.

Private Placements

Between December 2022 and May 2023, we entered into subscription agreements (the “Subscription Agreement”) with certain accredited investors, pursuant to which we issued an aggregate of 2,017,498 shares of our common stock, par value $0.0001 per share, at a per share purchase price of $3.00, for aggregate gross proceeds of $6,052,500 (the “Offering”).

Pursuant to the Offering, we paid a cash placement agent fee of $411,015 and issued placement agent warrants to purchase up to 85,653 shares of common stock at an exercise price of $3.00 per share. We also agreed to pay certain expenses of the placement agent in connection with the Offering.

In connection with the Subscription Agreement, we also entered into a Registration Rights Agreement with the Investors, pursuant to which we agreed to register all of the shares of common stock issued in the Offering, including the shares of common stock underlying the warrant issued to the placement agent in this registration statement.

The closings of the Offering were exempt from registration under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated by the SEC thereunder. The common stock in the Offering was sold to “accredited investors,” as defined in Regulation D, and was conducted on a “reasonable best efforts” basis.

Between August 5, 2024 and August 27, 2024, we issued convertible promissory notes in the aggregate principal amount of $3,145,000 to 10 accredited investors, pursuant to a private note financing. The Notes mature in June 2026 and do not carry any interest. The Notes are convertible into shares of the Company’s common stock par value $0.0001 per share (the “Common Stock”) upon the occurrence of certain events, (i.e., qualified financing resulting in at least $5,000,000 to the Company, if the Common Stock is uplisted to a national securities exchange or if neither of those such events occur prior to the maturity date, (together with Sale of the Company (as hereinafter defined), a “Conversion Event”)). The Note also provides that if there is a Sale of the Company, as defined in the Note, the Holder may elect to receive a cash payment equal to the aggregate amount of principal then outstanding under such Holder’s Note or convert the Note into shares of Common Stock equal to 85% of the VWAP of the Common Stock on the OTC Markets for the five trading days immediately prior to the Sale of the Company. Although the conversion price is dependent upon the type of Conversion Event that occurs, the Note does carry a ceiling and floor price: the applicable conversion price will not be lower than 85% of the 5-day VWAP on the applicable Closing Date (the “Floor Price”) nor will the applicable conversion price be higher than $3.50 per share (the “Ceiling Price”); the Floor Price and Ceiling Price shall automatically adjust in the event of a stock split or consolidation by the Company. The Floor Price for the investors who participated in this initial closing is equal to $2.68 per share. Since the Floor Price is tied to the Closing Date, the Floor Price may be different for investors that are part of a different closing, should the Company hold additional closings. The Investors were granted piggyback registration rights for the shares of Common Stock underlying the Note.

The NPA also contains customary representation and warranties of the Company and the Investors, indemnification obligations of the Company, termination provisions, and other obligations and rights of the parties.

The foregoing description of the NPA and the Note is qualified by reference to the full text of the forms of NPA and Note, which are filed as Exhibits hereto and incorporated herein by reference.

Departure and Appointment of Directors and Officers

Mrs. Mehta decided not run for re-election in 2023; such decision was not the result of any disagreements with us on any matter related to the operations, policies, or practices of us. The Board nominated Mr. Craig Ensley to fill the vacancy on the Board; on December 14, 2023, the shareholders voted to elect Mr. Ensley to the board.

Plan of Operations

We have been developing our materials and characterization capabilities at our headquarters in Goleta, California, in connection with the further development of our business and the implementation of our plan of operations. We have installed key manufacturing equipment at our headquarters and will continue to develop relationships with manufacturing partners to carry out certain steps of our manufacturing processes externally. We have gained access to a rapid prototyping facility and are leveraging this access to fabricate early-stage prototypes. In the future, we intend to implement appropriate quality and manufacturing controls. Some equipment was procured previously, and other equipment is being procured through purchase orders with equipment vendors.

The primary sources of funding for equipment procurement and installation are the seed funding raised prior to becoming a public company and the funding raised from our financings. We have also leveraged funds to continue strengthening our intellectual property including patent applications, trademarks, and development of trade secrets and manufacturing process recipes. We will continue to develop our manufacturing and product development strategy by further engaging customers and strategic partners.

Limited Operating History

We cannot guarantee that the proceeds from the Offering will be sufficient to carry out all of our business plans. Our business is subject to risks inherent in growing an enterprise, including limited capital resources, risks inherent in the research and development process and possible rejection of our products in development.

If financing is not available on satisfactory terms, we may be unable to carry out all of our operations. Equity financing will result in dilution to existing stockholders.

Components of Results of Operations

Revenue

Our revenue currently consists of commercial product sales and government contracts.

Operating Expenses

The cost of revenue consists of costs of materials, as well as direct compensation and expenses incurred to provide deliverables that resulted in payment of our success fee and wafers delivered. We anticipate that our cost of revenue will vary substantially depending on the nature of products and/or services delivered in each customer engagement. Research and development expenses consist primarily of compensation and related costs for personnel, including stock-based compensation and employee benefits, costs associated with design, fabrication, packaging and testing of our devices, and facility lease and utility expenses. We expense research and development expenses as incurred.

General and administrative expenses consist primarily of compensation and related costs for personnel, including stock-based compensation and employee benefits. In addition, general and administrative expenses include third-party consulting, legal, insurance, audit and accounting services.

Other Income

Other income, net of other expenses, consists primarily of interest income and income generated from subleasing a portion of our research and development facility. The sub-lease ended in March 2023

Income Tax Expense

Income tax expense consists primarily of income taxes in certain state jurisdictions in which we conduct business.

Results of Operations

Year ended June 30, 2024 compared to the year ended June 30, 2023

Our results of operations for the year ended June 30, 2024, as compared to the year ended June 30, 2023, were as follows:

	Year Ended June 30,
	2024	2023	$ Change	% Change
Revenue	$918,554	$193,339	$725,215	375.1%
Operating expenses	(5,481,862)	(5,703,024)	221,162	-3.9%
Other income	1,013	130,103	(129,090)	-99.2%
Loss before income tax expense	(4,562,295)	(5,379,582)	817,287	-15.2%
Income tax expense	—	—	—	—
Net loss	$(4,562,295)	$(5,379,582)	$817,287	-15.2%

Revenue:    Revenue increased $725,215, or 375.1%, to $918,554, of which $64,756 was from commercial product and service contracts and $853,798 was from government contracts, for the year ended June 30, 2024 from $193,339, of which $15,000 was from commercial product and service contracts and $178,339 was from government contracts, for the same period in 2023.

Operating expenses:    Operating expense decreased $221,162, or 3.9%, to $5,481,862 for the year ended June 30, 2024 from $5,703,024 for the same period in 2023, due primarily to a reduction in consulting expenses, offset partially by increased salaries and stock-based compensation expenses.

Other income:    Other income decreased $129,090, 99.2%, to $1,013 for the year ended June 30, 2024 from $130,103 for the same period in 2023. The decrease was due primarily to a $128,921 decrease in sub-lease income as the sublease ended in March 2023.

Income tax expense:    We did not record income tax expense for either of the years ended June 30, 2024 and 2023.

Capital Resources and Liquidity

Our financial statements have been presented on the basis that are a going concern, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. As presented in the financial statements, we incurred a net loss of $4,562,295 and $5,379,582 for the years ended June 30, 2024 and 2023, respectively, and losses are expected to continue in the near term. The accumulated deficit was $13,624,361 at June 30, 2024. We have been funding our operations through the sale of common stock in private placement transactions.

Management anticipates that significant additional expenditures will be necessary to develop and expand our business before significant positive operating cash flows can be achieved. Our ability to continue as a going concern is dependent upon our ability to raise additional capital and to ultimately achieve sustainable revenues and profitable operations. At June 30, 2024, we had $1,291,072 of cash and cash equivalents. These funds are insufficient to complete our business plan and as a consequence, we will need to seek additional funds, primarily through the issuance of debt or equity securities for cash to operate our business. No assurance can be given that any future financing will be available or, if available, that it will be on terms that are satisfactory to us. Even if we are able to obtain additional financing, it may contain undue restrictions on our operations, in the case of debt financing or cause substantial dilution for our stockholders, in the case of equity financing.

Management has undertaken steps as part of a plan to improve operations with the goal of sustaining our operations for the next twelve months and beyond. These steps include (a) raising additional capital and/or obtaining financing; (b) controlling overhead and expenses; (c) executing material sales or research contracts; and (d) pursuing additional sales and contracts. There can be no assurance that we can successfully accomplish these steps and it is uncertain that we will achieve a profitable level of operations and obtain additional financing. There can be no assurance that any additional financing will be available to us on satisfactory terms and conditions, if at all. As of the date of this Report, we have not entered into any formal agreements regarding the above.

In the event we are unable to continue as a going concern, the Company may elect or be required to seek protection from its creditors by filing a voluntary petition in bankruptcy or may be subject to an involuntary petition in bankruptcy. To date, management has not considered this alternative, nor does management view it as a likely occurrence.

We had working capital of $766,160 and $4,576,807 at June 30, 2024 and 2023, respectively. Current assets decreased $3,941,060 to $1,392,846 at June 30, 2024 from $5,333,906 at June 30, 2023, primarily due to a $3,780,618 decrease in cash. Current liabilities decreased $130,413 to $626,686 at June 30, 2024 from $757,099 at June 30, 2023, due primarily to decreases in accounts payable.

The following table shows a summary of our cash flows for the periods presented:

	Year Ended June 30,
	2024	2023	$ Change	% Change
Net cash provided by (used in)
Operating activities	$(3,454,779)	$(3,637,972)	$183,193	-5.0%
Investing activities	(321,838)	(672,545)	350,707	-52.1%
Financing activities	(4,001)	5,641,485	(5,645,486)	-100.1%
Increase (decrease) in cash	$(3,780,618)	$1,330,968	$(5,111,586)	-384.1%

Net cash used in our operating activities were $3,454,779 and $3,637,972 for the years ended June 30, 2024 and 2023, respectively, due primarily to net losses of $4,562,295 and $5,379,582 for the years ended June 30, 2024 and 2023, respectively.

Net cash used in our investing activities was $321,838 and $672,545 for the years ended June 30, 2024 and 2023, respectively. Investing activities include purchase of equipment and payment for leasehold improvements.

Net cash used in our financing activities was $4,001 for the year ended June 30, 2024 and net cash provided by our financing activities was $5,641,485 for the year ended June 30, 2023. We paid $4,001 to purchase Lee McCarthy’s unvested restricted shares for the year ended June 30, 2024 and received $5,641,284 from Private Placements, net of $411,015 offering cost.

Recent Accounting Pronouncements

The Company has evaluated all issued but not yet effective accounting pronouncements and determined that they are either immaterial or not relevant to the Company.

Item 7A.    Quantitative and Qualitative Disclosures About Market Risk.

Not applicable.

Item 8.       Financial Statements and Supplementary Data.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
Aeluma, Inc.

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated balance sheets of Aeluma, Inc. and Subsidiary (the Company) as of June 30, 2024 and 2023, and the related consolidated statements of operations, stockholders’ equity, and cash flows for each of the years in the two-year period ended June 30, 2024, and the related notes (collectively referred to as the consolidated financial statements). In our opinion, the consolidated financial statements present fairly, in all material respects, the consolidated financial position of the Company as of June 30, 2024 and 2023, and the results of its operations and its cash flows for each of the years in the two-year period ended June 30, 2024, in conformity with accounting principles generally accepted in the United States of America.

Explanatory Paragraph — Going Concern

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the Company has incurred significant operating losses and negative cash flows from operations, and has generated limited revenue. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) “PCAOB” and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audit provides a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters are matters arising from the current period audit of the consolidated financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the consolidated financial statements and (2) involved our especially challenging, subjective, or complex judgments. We determined that there are no critical audit matters.

/s/ Rose, Snyder & Jacobs LLP
Rose, Snyder & Jacobs LLP

We have served as the Company’s auditor since 2021

Encino, California
September 27, 2024

Aeluma, Inc. and Subsidiary
Consolidated Balance Sheets

	June 30,
	2024	2023
Assets
Current assets:
Cash and cash equivalents	$1,291,072	$5,071,690
Accounts receivable	60,004	189,239
Deferred compensation	20,133	53,034
Prepaids and other current assets	21,637	19,943
Total current assets	1,392,846	5,333,906
Property and equipment:
Equipment	1,531,494	1,209,656
Leasehold improvements	546,864	546,864
Accumulated depreciation	(608,630)	(300,445)
Property and equipment, net	1,469,728	1,456,075
Intangible assets, net	6,833	9,833
Right of use asset – operating	961,626	351,013
Other assets	13,014	13,014
Total assets	$3,844,047	$7,163,841

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$317,237	$461,797
Accrued expenses and other current liabilities	180,706	133,092
Lease liability, current portion	128,743	162,210
Total current liabilities	626,686	757,099
Lease liability, long term portion	941,200	296,452
Total liabilities	1,567,886	1,053,551
Commitments and contingencies	—	—
Stockholders’ equity:
Preferred stock, $0.0001 par value: 10,000,000 authorized, and none issued and outstanding at June 30, 2024 and 2023	—	—
Common stock, $0.0001 par value: 50,000,000 shares authorized, and 12,178,424 and 12,817,500 shares issued and outstanding at June 30, 2024 and 2023, respectively	1,218	1,282
Additional paid-in capital	15,899,304	15,171,074
Accumulated deficit	(13,624,361)	(9,062,066)
Total stockholders’ equity	2,276,161	6,110,290
Total liabilities and stockholders’ equity	$3,844,047	$7,163,841

The accompanying notes are an integral part of these financial statements

Aeluma, Inc. and Subsidiary
Consolidated Statements of Operations

	June 30,
	2024	2023
Revenue (Note 2)	$918,554	$193,339
Operating expenses:
Cost of revenue	619,249	109,395
Research and development	2,506,507	2,531,624
General and administrative	2,356,106	3,062,005
Total operating expenses	5,481,862	5,703,024
Loss from operations	(4,563,308)	(5,509,685)
Other income:
Sub-lease rental income and other income	—	128,913
Interest income	1,013	1,190
Total other income, net	1,013	130,103
Loss before income tax expense	(4,562,295)	(5,379,582)
Income tax expense	—	—
Net loss	$(4,562,295)	$(5,379,582)
Loss per share – basic and diluted	$(0.37)	$(0.47)
Weighted average common shares outstanding – basic and diluted	12,298,355	11,379,480

The accompanying notes are an integral part of these financial statements

Aeluma, Inc. and Subsidiary
Consolidated Statement of Stockholders’ Equity

	Common Stock		Additional paid-in capital	Accumulated Deficit	Total Stockholders’ Equity
	Shares	Amount
Balance, July 1, 2022	10,650,002	$1,066	$8,781,361	$(3,682,484)	$5,099,943
Issuance of common stock, net of offering costs of $411,015 (Note 3)	2,017,498	201	5,641,284	—	5,641,485
Issuance of common stock for services (Note 4)	150,000	15	299,985	—	300,000
Stock-based compensation	—	—	448,444	—	448,444
Net loss	—	—	—	(5,379,582)	(5,379,582)
Balance, June 30, 2023	12,817,500	$1,282	$15,171,074	$(9,062,066)	$6,110,290
Repurchase of common stock (Note 3)	(649,570)	(65)	(3,936)	—	(4,001)
Stock warrant exercised	10,494	1	(1)	—	—
Stock-based compensation	—	—	732,167	—	732,167
Net loss	—	—	—	(4,562,295)	(4,562,295)
Balance, June 30. 2024	12,178,424	$1,218	$15,899,304	$(13,624,361)	$2,276,161

The accompanying notes are an integral part of these financial statements

Aeluma, Inc. and Subsidiary
Consolidated Statements of Cash Flows

	Year Ended June 30,
	2024	2023
Operating activities:
Net loss	$(4,562,295)	$(5,379,582)
Adjustments to reconcile net loss to net cash used in operating activities:
Issuance of shares for services	—	258,000
Amortization of deferred compensation	32,901	662,464
Stock-based compensation expense	732,167	448,444
Depreciation and amortization expense	311,185	206,458
Change in accounts receivable	129,235	(189,239)
Change in prepaids and other current assets	(1,694)	7,719
Change in accounts payable	(144,560)	347,697
Change in accrued expenses and other current liabilities	48,282	67
Net cash used in operating activities	(3,454,779)	(3,637,972)
Investing activities:
Purchase of equipment	(321,838)	(590,043)
Payment for leasehold improvements	—	(82,502)
Net cash used in investing activities	(321,838)	(672,545)
Financing activities:
Repurchase of common stock	(4,001)	—
Proceeds from Private Placement, net of offering costs	—	5,641,485
Net cash (used in) provided by financing activities	(4,001)	5,641,485
Net change in cash	(3,780,618)	1,330,968
Cash, beginning of period	5,071,690	3,740,722
Cash, end of period	$1,291,072	$5,071,690

The accompanying notes are an integral part of these financial statements

Aeluma, Inc. and Subsidiary
Notes to Consolidated Financial Statements

Note 1 — The Company

Aeluma, Inc., headquartered in Goleta, California, is engaged in the research and development of infrared (IR) optical sensors to disrupt the market for IR sensors, and using its proprietary technology aims to produce a much higher performance alternative to today’s low-cost sensors at much lower prices than would otherwise be possible. The focus of Aeluma, Inc. (“the Company”) will be the image sensor market. Initial efforts hope to penetrate the 3D imaging and sensing (mobile and consumer, defense and aerospace, industrial, medical, auto) and LiDAR (robotic vehicles, advanced driver assistance systems vehicles (ADAS), topography, wind, industrial) markets.

Going Concern

The Company incurred a net loss of $4,562,295 and $5,379,582 for the years ended June 30, 2024 and 2023, respectively, and has accumulated deficit of $13,624,361 at June 30, 2024. In addition, the Company is in the research and development stage and has generated limited revenue to date. In order to support its operations, the Company will require additional infusions of cash from the sale of equity instruments or the issuance of debt instruments, or the commencement of profitable revenue generating activities. If adequate funds are not available or are not available on acceptable terms, the Company’s ability to fund its operations, develop or enhance its sensors in the future or respond to competitive pressures would be significantly limited. Such limitations could require the Company to curtail, suspend or discontinue parts of its business plan.

These conditions raise doubt about the Company’s ability to continue as a going concern. The accompanying financial statements have been prepared in conformity with U.S. Generally Accepted Accounting Principles (“GAAP”), which contemplate continuation of the Company as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that could result from the outcome of this uncertainty. The financial statements do not include any adjustments that might be necessary should the Company be unable to continue as a going concern.

Note 2 — Summary of Significant Accounting Policies

Basis of Presentation

The accompanying consolidated financial statements have been presented in accordance with GAAP. The summary of significant accounting policies presented below is designed to assist in understanding the Company’s financial statements. Such financial statements and accompanying notes are the representations of the Company’s management, who is responsible for the Company’s integrity and objectivity.

Use of Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Company bases its estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities. The actual results experienced by the Company may differ materially and adversely from the Company’s estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected.

Reclassification of Prior Year Presentation

Certain prior year amounts have been reclassified for consistency with the current year presentation. These reclassifications had no effect on the reported consolidated financial statements.

Cash and Cash Equivalents

The Company considers cash in banks, deposits in transit, and highly liquid debt instruments purchased with original maturities of three months or less to be cash and cash equivalents.

Aeluma, Inc. and Subsidiary
Notes to Consolidated Financial Statements

Note 2 — Summary of Significant Accounting Policies (cont.)

Concentration of Risk

The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts. The Company’s accounts are insured by the FDIC but at times may exceed federally insured limits.

Fair Value of Financial Instruments

As defined in Financial Accounting Standards Board (“FASB”) ASC Topic No. 820, “Fair Value Measurements and Disclosures” (“ASC 820”), fair value is the price that would be received to sell an asset or paid to transfer the liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Company uses the market or income approach. Based on this approach, the Company utilizes certain assumptions about the risk inherent in the inputs to the valuation technique. These inputs can be readily observable, market-corroborated or generally unobservable inputs. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. Based on the observability of the inputs used in the valuation techniques, the Company is required to provide the following information according to the fair value hierarchy. The fair value hierarchy ranks the quality and the reliability of the information used to determine fair values. As a basis for considering these assumptions, ASC 820 defines a three-tier value hierarchy that prioritizes the inputs used in the valuation methodologies in measuring fair value.

Level 1 — Unadjusted quoted prices in active, accessible market for identical assets or liabilities

Level 2 — Other inputs that are directly or indirectly observable in the marketplace

Level 3 — Unobservable inputs which are supported by little or no market activity

The fair value hierarchy also requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The carrying values of the Company’s cash, accounts receivable, accounts payable, accrued expenses and other current liabilities approximate their fair value due to the relatively short maturity of these items.

Property and Equipment

Property, equipment and leasehold improvements are reported at historical cost, net of accumulated depreciation and amortization. Depreciation is computed using the straight-line method over the estimated useful lives of the assets. Leasehold improvements are amortized over the less of the remaining lease term or the estimated useful lie of the improvements. Repairs and maintenance to these assets are charged to expenses as incurred; major improvements enhancing the function and/or the asset’s useful life are capitalized. When items are sold or retired, the related cost and accumulated depreciation are removed from the accounts and any gains or losses arising from such transactions are recognized.

Intangible Assets

Intangible assets are associated with the Aeluma.com domain name and are amortized on a straight-line basis over 10 years.

Revenue Recognition

The Company follows a five-step approach for recognizing revenue, consisting of the following: (1) identifying the contract with a customer; (2) identifying the performance obligations in the contract; (3) determining the transaction price; (4) allocating the transaction price to the performance obligations in the contract; and (5) recognizing revenue when, or as, the entity satisfies a performance obligation. Sales and other taxes the Company collects concurrent with

Aeluma, Inc. and Subsidiary
Notes to Consolidated Financial Statements

Note 2 — Summary of Significant Accounting Policies (cont.)

revenue-producing activities are excluded from revenue. Incidental items that are immaterial in the context of the contract are recognized as expenses. The Company does not have any significant financing components associated with its revenue contracts, as payment is received within one year.

•        Commercial product and service contracts: Revenue is currently generated from multiple customers for research and development related services and small-volume orders

•        Government contracts: Revenue is principally generated under research and development contracts with agencies of the U.S. government or with prime contractors. These contracts may include cost reimbursement and fixed firm price terms.

For the year ended June 30, 2024, the Company was awarded six government contracts of $1,323,237 for providing services and delivering materials. The awards are firm fixed contracts that shall be paid upon completion of performance and recognized as revenue over an expected term of 12 months.

For the year ended June 30, 2024, the Company recognized its revenue of $918,554, of which $853,798 was from government contracts and $64,756 was from product sales for sampling purchases. As of June 30, 2024, the aggregate amount to remaining performance obligations for the government contracts was $690,825.

Loss Per Share

Basic loss per share is computed by dividing net loss available to common shareholders by the weighted average number of common shares outstanding during the period. Diluted loss per share is computed by dividing the net loss attributable to common stockholders by the sum of the weighted average number of common shares outstanding plus potential dilutive common shares outstanding during the period. Potential dilutive securities, comprised of stock warrants and stock options, are not reflected in diluted loss per share because such shares are anti — dilutive. Dilutive impact of potential common shares resulting from common stock equivalents is determined by applying the treasury stock method.

Stock-Based Compensation

The Company accounts for stock-based compensation arrangements in accordance with guidance issued by the FASB, which requires the measurement and recognition of compensation expense for all share-based payment awards made to employees, consultants, and directors based on estimated fair values.

The Company estimates the fair value of stock-based compensation awards on the date of grant using an option-pricing model. The value of the portion of the award that is ultimately expected to vest is recognized as an expense over the requisite service periods in the Company’s consolidated statements of operations. The Company estimates the fair value of stock-based compensation awards using the Black-Scholes model. This model requires the Company to estimate the expected volatility and value of its common stock and the expected term of the stock options, all of which are highly complex and subjective variables. For employees and directors, the expected life was calculated based on the simplified method as described by the SEC Staff Accounting Bulletin No. 110, Share-Based Payment. For other service providers, the expected life was calculated using the contractual term of the award. The Company’s estimate of expected volatility was based on the volatility of peers. The Company has selected a risk-free rate based on the implied yield available on U.S. Treasury securities with a maturity equivalent to the expected term of the options. The Company accounts for forfeitures upon occurrence.

Income Taxes

The Company is expected to have net operating loss carryforwards that it can use to offset a certain amount of taxable income in the future. The Company is currently analyzing the amount of loss carryforwards that will be available to reduce future taxable income. The resulting deferred tax assets will be offset by a valuation allowance due to the

Aeluma, Inc. and Subsidiary
Notes to Consolidated Financial Statements

Note 2 — Summary of Significant Accounting Policies (cont.)

uncertainty of its realization. The primary difference between income tax expense attributable to continuing operations and the amount of income tax expense that would result from applying domestic federal statutory rates to income before income taxes relates to the recognition of a valuation allowance for deferred income tax assets.

The Company has adopted FASB ASC 740-10, “Income Taxes” which clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold of more likely than not as a measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. In making this assessment, a Company must determine whether it is more likely than not that a tax position will be sustained upon examination, based solely on the technical merits of the position and must assume that the tax position will be examined by taxing authorities. The Company’s policy is to include interest and penalties related to unrecognized tax benefits in income tax expense. Interest and penalties totaled $0 for the periods presented. The Company’s net operating loss carryforwards are subject to IRS examination until they are fully utilized, and such tax years are closed.

The Company will file tax returns in the U.S. federal jurisdiction and the state of California. The Company’s federal and state return forms are subject to review by the taxing authorities. The Company is not currently under examination by any taxing authority, nor has it been notified of an impending examination.

Recent Accounting Pronouncements

The Company has evaluated all issued but not yet effective accounting pronouncements and determined that they are either immaterial or not relevant to the Company.

Note 3 — Stockholders’ Equity

Authorized Shares

The Company’s Articles of Incorporation authorize the issuance of two classes of shares of stock. The total number of shares which this corporation is authorized to issue is 50,000,000 shares of $0.0001 par value common stock and 10,000,000 of $0.0001 par value preferred stock. No preferred shares were issued as of June 30, 2024.

On December 12, 2022, the Company sold an aggregate of 517,000 shares of common stock in a private placement offering (the “Offering”) at a price of $3.00 per share, with gross proceeds of $1,551,000 (before deducting placement agent fees and expenses of $124,385). On January 10, 2023, the Company held a second closing for an additional 214,667 shares of common stock, with gross proceeds of $644,000 (before deducting placement agent fees and expenses of $28,640). On March 31, 2023, the Company held a third closing for an additional 715,665 shares of common stock, with gross proceeds of $2,147,000 (before deducting placement agent fees and expenses of $117,830). On May 10, 2023, the Company held a fourth and final close for additional 570,166 shares of its common, with gross proceeds of $1,710,500 (before deducting placement agent fees and expenses of $140,160). Accordingly, the Company sold a total of 2,017,498 shares of common stock with a total gross proceeds of $6,052,500 (before deducting total placement agent fees and expenses of $411,015) in this private placement.

The Offering was exempt from registration under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated by the SEC thereunder. The common stock in the Offering was sold to “accredited investors,” as defined in Regulation D, and was conducted on a “reasonable best efforts” basis.

Issued and Vested Shares to Officers

On October 27, 2020, the Company issued 1,623,920 shares of common stock to Jonathan Klamkin, Director and Chief Executive Officer, and 1,623,920 shares of common stock to Lee McCarthy, Director, interim Chief Financial Officer and Chief Operations Officer, for an aggregate sum of $10,000 each. Initially 20% or 324,784 shares vested on

Aeluma, Inc. and Subsidiary
Notes to Consolidated Financial Statements

Note 3 — Stockholders’ Equity (cont.)

October 27, 2020, and the remaining 1,299,136 shares vest in equal amounts, monthly over the subsequent 4 years. The stock purchase agreement contains a repurchase option whereby unvested shares may be repurchased by the Company, at the Company’s option. At June 30 2024, Jonathan Klamkin had 1,515,659 vested shares and 108,261 unvested shares, and Lee McCarthy had 974,350 vested shares. On November 17, 2022, Lee McCarthy left the Company and, on September 10, 2023, the Company exercised its option to purchase 649,570 unvested restricted shares Lee McCarthy held for a total consideration of $4,001, the initial purchase price of these shares.

Registration Rights Agreement

The Company entered into a registration rights agreement that provides for certain liquidated damages upon the occurrence of a “Registration Event,” which is defined as the occurrence of any of the following events: (a) the Company fails to file with the Commission the Registration Statement on or before the Registration Filing Date; (b) the Registration Statement is not declared effective by the Commission on or before the Registration Effectiveness Date; (c) after the SEC Effective Date, the Registration Statement ceases for any reason to remain effective or the Holders of Registrable Securities covered thereby are otherwise not permitted to utilize the prospectus therein to resell the Registrable Securities covered thereby, except for Blackout Periods permitted herein; or (d) following the listing or inclusion for quotation on an Approved Market, the Registrable Securities, if issued and outstanding, are not listed or included for quotation on an Approved Market, or trading of the Common Stock is suspended or halted on the Approved Market, which at the time constitutes the principal markets for the Common Stock, for more than three (3) full, consecutive Trading Days (other than as a result of (A) actions or inactions of parties other than the Company or its affiliates or of the Approved Market not reasonably in the control of the Company, or (B) suspension or halt of substantially all trading in equity securities (including the Common Stock) on the Approved Market). The maximum amount of liquidated damages that may be paid by the Company shall be an amount equal to eight percent (8%) of the shares covered by the registration rights agreement. This filing covered 11,010,002 shares. The Company currently expects to satisfy all of its obligations under the Registration Agreement and does not expect to pay any damages pursuant to this agreement; therefore, no liability has been recorded.

Note 4 — Stock-Based Compensation

Restricted Stock Awards

In June 2021, the Company sold 723,008 shares of common stock to certain individuals in exchange for future management advisory services, for discounted prices price ranging from $.0104 to $.0195 per share. The shares are subject to restrictions that allow for repurchase of the shares by the Company due to a termination of the service agreement or other certain provisions. This repurchase right declines on a pro-rata basis over vesting periods (corresponding to the service period) ranging from 2-4 years. Related to these issuances, the Company has recorded deferred compensation of $1,372,435 for the value of the shares in excess of the purchase price paid by the advisors. The deferred compensation was expensed as consulting expense in the consolidated statements of operation over the service period.

In March 2022, the Company signed an agreement to issue 150,000 shares of common stock valued at $300,000 to a consultant for providing consulting services to the Company for eighteen months. Related to these issuances, the Company has recorded deferred compensation of $300,000 which was expensed as consulting expense in the consolidated statements of operation over the eighteen months.

For the years ended June 30, 2024 and 2023, $32,900 and $920,464, respectively, have been amortized in the consolidated statements of operations. At June 30, 2024, $20,133 of deferred compensation included in the balance sheets is expected to be expensed within 12 months.

Aeluma, Inc. and Subsidiary
Notes to Consolidated Financial Statements

Note 4 — Stock-Based Compensation (cont.)

The following is a schedule summarizing restricted stock awards for the periods indicated:

	Number of Shares	Weighted Average Grant Date Fair Value Per Share
Outstanding at July 1, 2022	344,426	$1.90
Granted	150,000	2.00
Vested	(419,133)	1.92
Forfeited	—	—
Outstanding at June 30, 2023	75,293	$1.97
Granted	—	—
Vested	(64,696)	1.98
Forfeited	—	—
Outstanding at June 30, 2024	10,597	$1.90

Stock Options

During the three months ended December 31, 2022, the Company issued 161,000 options to purchase common stock to employees. The options have an exercise price of $2.00 or $2.10 and expire in 10 years with various vesting schedules from nine months to 48 months, subject to the continued status as an employee to the Company through each vesting date.

During the three months ended June 30, 2023, the Company issued 163,000 options to purchase common stock to a consultant and employees. The options expire in 10 years and have an exercise price of $2.60 with immediate vesting or $3.00 with a vesting schedule of 48 months. Stock options granted to employees are subject to the continued status as an employee to the Company through each vesting date.

During the three months ended September 30, 2023, the Company issued 6,500 options to purchase common stock to consultants. The options expire in 10 years and have an exercise price that range from $2.90 to $3.90 with immediate vesting.

During the three months ended December 31, 2023, the Company issued 7,000 options to purchase common stock to a consultant. The options expire in 10 years and have an exercise price that ranges from $2.50 to $3.43 with immediate vesting.

During the three months ended March 31, 2024, the Company issued 6,500 options to purchase common stock to consultants. The options expire in 10 years and have an exercise price that range from $2.99 to $3.50 with immediate vesting. During the three months ended March 31, 2024, the Company issued 100,821 options to purchase common stock to board of directors. The options expire 10 year and vest in nine months with an exercise price of $2.99.

The Company estimates the fair value of each option award using the Black-Scholes option-pricing model. The Company used the following assumptions for to estimate the fair value of stock options for the period presented:

	Year Ended June 30,
	2024	2023
Weighted-average fair value	$ 2.52	$ 2.45
Expected volatility	105% – 114%	100% – 134%
Expected term	5.0 years – 6.2 years	5.0 years – 7.0 years
Dividend yield	0.00%	0.00%
Risk-free interest rate	3.94% – 4.92%	1.26% – 4.24%

For the years ended June 30, 2024 and 2023, stock-based compensation expenses for options granted were $732,167 and $448,444, respectively. Unrecognized stock-based compensation expense was $857,026 and average expected recognition period was 1.1 years as of June 30, 2024.

Aeluma, Inc. and Subsidiary
Notes to Consolidated Financial Statements

Note 4 — Stock-Based Compensation (cont.)

The following is a schedule summarizing stock option activities for the periods presented:

	Number of Options	Weighted Average Exercise Price	Aggregate Intrinsic Value(1)
Outstanding at July 1, 2023	1,034,000	$2.31	$639,775
Granted	120,821	3.01
Exercised	—	—
Expired/cancelled	(201,000)	2.08
Outstanding at June 30, 2024	953,821	$2.45	$1,087,178
Exercisable at June 30, 2024	550,116	$2.36	$673,901

____________

(1)      Represents the excess of the fair value on the last day of period (which was $3.59 as of June 30, 2024) over the exercise price, multiplied by the number of options.

	Number of Options	Weighted Average Exercise Price	Aggregate Intrinsic Value(1)
Outstanding at July 1, 2022	817,750	$2.00	$—
Granted	471,250	2.68
Exercised	—	—
Expired/cancelled	(255,000)	2.00
Outstanding at June 30, 2023	1,034,000	$2.31	$639,775
Exercisable at June 30, 2023	360,060	$2.05	$309,248

____________

(1)      Represents the excess of the fair value on the last day of period (which was $2.90 as of June 30, 2023) over the exercise price, multiplied by the number of options.

Note 5 — Facility Operating Lease

On April 1, 2021, the Company commenced a 5-year operating lease for a facility in Santa Barbara, California with total lease payments of $781,813. The Company determined the lease constitutes a Right of Use (ROU) asset and has recorded the present value of the lease payments as an asset and liability per ASC 842. The lease agreement waived the first three months of rent with payments commencing July 1, 2021. At the commencement of the lease, the net present value of the lease payments was $767,553. In addition to these lease payments, the Company is also responsible for its shares of common area operating expenses and electricity. Such expenses are considered variable costs and are not included in the measurement of the lease liability. The lease agreement also provides for the option to extend the lease for two additional sixty-month periods. On July 1, 2023, one of the two options to extend was considered reasonably certain of exercise and the Company remeasured the ROU asset and lease liability. The Company recorded the net present value of $1,189,606 for both the ROU asset and lease liability on July 1, 2023.

The following table presents maturities of operating lease liabilities on an undiscounted basis as of June 30, 2024:

For the years ending June 30,
2025	$169,224
2026	173,454
2027	177,791
2028	182,235
2029	186,791
Thereafter	337,732
Total	1,227,227
Less imputed interest	(157,284)
Total lease liability	1,069,943
Less: lease liability, current portion	128,743
Lease liability, long term portion	$941,200

Aeluma, Inc. and Subsidiary
Notes to Consolidated Financial Statements

Note 5 — Facility Operating Lease (cont.)

The lease term and the discount rate for the lease at June 30, 2024 is 6.8 years and 4.00%, respectively. The total lease expenses were $167,097 and $129,437 for the years ended June 30, 2024 and 2023, respectively. The variable costs for common area operating expenses and electricity were $240,431 and $264,280 for the years ended June 30, 2024 and 2023, respectively.

In April 1, 2021, the Company subleased a portion of their facility. The sub-lease provided for base monthly rent of $13,013 through May 31, 2021 and $8,400 starting June 1, 2021 plus common area operating and utility costs. The sublease was amended again on May 17, 2022 to sublease a smaller portion of the property at a base rental rate of $5,200 per month effective June 1, 2022. The Company recognized sub-lease income of $128,921, including reimbursement of common area operating and utility costs, for the year ended June 30, 2023. The sub-lease ended in March 2023.

Note 6 — Warrants to Purchase Common Stock

In connection with the Offering held from December 2022 through May 2023, the Company issued warrants of 85,653 to purchase common stock to the Placement Agents. The warrants carry a term of 5 years and an exercise price of $3.00.

The following warrants to purchase common stock were outstanding as of June 30, 2024:

Number of Shares	Exercise Price	Expiration Date
286,672	$2.00	June 22, 2026
37,433	2.00	June 28, 2026
11,500	2.00	July 1, 2026
29,067	3.00	December 22, 2027
4,933	3.00	January 10, 2028
6,720	3.00	March 31, 2028
44,933	3.00	May 10, 2028
421,258

Note 7 — Concentration of Credit Risk and Significant Customers

The Company manages its credit risk associated with exposure to its direct customers on outstanding accounts receivable through the application of credit approvals and other monitoring procedures. The Company closely monitors the aging of accounts receivable from its direct customers. Significant customers are those that represent 10% or more of revenue or accounts receivable.

Total revenues, by percentage, from individual customers representing 10% or more of total revenues in the respective periods were as follows:

	Year Ended June 30,
	2024	2023
Customer A	36.2%	92.2%
Customer B	30.5	*
Customer C	17.3	*
Customer D	*	*
Customer E	*	*

____________

*        Less than 10% of total

Aeluma, Inc. and Subsidiary
Notes to Consolidated Financial Statements

Note 7 — Concentration of Credit Risk and Significant Customers (cont.)

Accounts receivable, by percentage, from individual customers representing 10% or more of accounts receivable are set forth in the following table:

	As of June 30,
	2024	2023
Customer A	*	94.2%
Customer B	*	*
Customer C	18.3%	*
Customer D	27.7	*
Customer E	53.9	*

____________

*        Less than 10% of total

Customer A, B, C and D are government agencies.

Note 8 — Subsequent Event

The Company has evaluated subsequent events through the issuance of these financial statements, and determined that there have been no events that have occurred that would require adjustments to our disclosures in the consolidated financial statements except for the following:

Note Purchase Agreements

On August 5, 2024, the Company entered into note purchase agreements (the “NPA”) for an aggregate financing of $1.8 million with five accredited investors (“Investors”). At the first closing under the NPA, which occurred on August 5, 2024, the Company issued to the investor’s convertible promissory notes in the aggregate principal amount of $1,800,000 (the “Notes”) to purchase shares of the Company’s common stock, par value $0.0001 per share. At a second closing under the NPA, which occurred on August 27, 2024, the Company issued convertible promissory notes to five additional accredited Investors in the aggregate principal amount of $1,345,000 for aggregate proceeds of $3,145,000. The Company may hold additional closings, but there is no guarantee as to how much additional proceeds, if any, it will receive.

Government Contract

On September 6, 2024, the Company won $11.717 million DARPA contract for nano-scale semiconductors to develop heterogeneous integration technology compatible with leading edge and future advanced-node semiconductors. Technology applications include AI, mobile devices and 5G/6G. This DARPA contract to Aeluma is structured with $5.974 million provided over 18 months, and the $5.743 million balance provided over the following 18 months as Aeluma meets certain milestones. Teledyne Scientific Company, the Central Research Laboratory of Teledyne, is a proposed subcontractor to assist with defining target materials and with developing strategies for demonstrating program metrics. The University of California Santa Barbara is also a proposed subcontractor to support the implementation of test devices.

Item 9.       Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

None.

Item 9A.    Controls and Procedures.

Disclosure Controls and Procedures

Disclosure controls and procedures (as defined in Exchange Act Rule 15d-15(e)) are designed with the objective of ensuring that information required to be disclosed in our reports filed under the Exchange Act, such as this report, is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms. Disclosure controls and procedures are also designed with the objective of ensuring that such information is accumulated and communicated to our management, including our Chief Executive Officer and Principal Financial Officer, as appropriate, to allow timely decisions regarding required disclosure.

Our Chief Executive Officer (principal executive officer) and Principal Financial Officer (principal financial officer), based on their evaluation of our disclosure controls and procedures as of June 30, 2024, concluded that our disclosure controls and procedures were ineffective as of that date.

Internal Control Over Financial Reporting

Management’s annual report on internal control over financial reporting.    Our management is responsible for establishing and maintaining adequate internal control over our financial reporting, as defined in Rule 13a-15(f) under the Exchange Act. Internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of our financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Our management, with the participation of our Chief Executive Officer (principal executive officer) and Principal Financial Officer (principal financial officer), has assessed the effectiveness of our internal control over financial reporting as of June 30, 2024. In making this assessment, management used the criteria set forth in the Committee of Sponsoring Organizations of the Treadway Commission in Internal Control — Integrated Framework (2013).

Based on the assessment using those criteria, management concluded that, as of June 30, 2024, our internal control over financial reporting was ineffective due to an insufficient number of personnel with appropriate technical accounting and SEC reporting expertise to adhere to certain control disciplines and to evaluate and properly record certain non-routine and complex transactions.

A material weakness in internal control over financial reporting is a deficiency, or combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of the annual or interim financial statements would not be prevented or detected on a timely basis.

Attestation report of the registered public accounting firm.    This report does not include an attestation report of our independent registered public accounting firm regarding internal control over financial reporting. Our management’s report was not subject to attestation by our independent registered public accounting firm pursuant to the rules of the SEC that permit us to provide only the management’s report in this report.

Changes in internal control over financial reporting.    There were no changes in our internal control over financial reporting (as the term is defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) during the year ended June 30, 2024 that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

Item 9B.    Other Information.

None.

Item 9C.    Disclosure Regarding Foreign Jurisdictions that Prevent Inspections.

Not Applicable.

PART III

Item 10.     Directors, Executive Officers and Corporate Governance.

Executive Officers and Directors

The Board of Directors currently consists of four members. As per our amended and restated bylaws, our board of directors is divided into three classes of directors. At each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the class whose terms are then expiring, to serve from the time of election and qualification until the third annual meeting following their election or until their earlier death, resignation or removal.

The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control. See Exhibit 4.3 – “Description of Securities-Anti-Takeover Provisions” for a discussion of these and other anti-takeover provisions found in our amended and restated certificate of incorporation and amended and restated bylaws, which will become effective immediately the closing of the Merger.

A majority of the authorized number of directors constitutes a quorum of the Board of Directors for the transaction of business. The directors must be present at the meeting to constitute a quorum. However, any action required or permitted to be taken by the Board of Directors may be taken without a meeting if all members of the Board of Directors individually or collectively consent in writing to the action.

Our prior Class II director, Ms. Mehta did not stand for re-election at our 2023 Annual Shareholder Meeting; our Board nominated and our shareholders elected Mr. Craig Ensley to be the Class II director, to serve until the 2026 annual meeting or until his earlier death, resignation or removal.

The following table provides information regarding our executive officers and directors as of the date hereof:

Name	Age	Positions	Directors Class, if applicable	Expiration of Director Term
Executive Officers
Jonathan Klamkin	44	Chief Executive Officer & Chief Financial Officer & President & Chairman	Class III	2024
Non-Employee Directors
Craig Ensley	73	Director	Class II	2026
Steven P. DenBaars	62	Director	Class I	2025
John Paglia	56	Director	Class I	2025

Background of Officers and Directors

Jonathan Klamkin serves as President and Chief Executive Officer and is one of our directors. Mr. Klamkin has been the CEO and Director of Biond Photonics (now Aeluma) since February 28, 2019. He is a Professor of Electrical and Computer Engineering at the University of California, Santa Barbara (2015-present), where his group conducts pioneering research in integrated photonics and optoelectronics for communications and sensing applications. Mr. Klamkin was with BinOptics Corp. (2001-2002), a laser diode manufacturer that was acquired by Macom in 2015. Jonathan is the recipient of numerous awards including the NASA Young Faculty Award, the DARPA Young Faculty Award, and the DARPA Director’s Fellowship. He has published more than 200 papers, holds several patents, and has given more than 100 invited presentations to industry, government and the academic community. Mr. Klamkin holds a Bachelor of Science in Electrical and Computer Engineering from Cornell University and a Master of Science in Electrical and Computer Engineering and a Ph.D. in Materials from the University of California, Santa Barbara.

Steven P. DenBaars serves as one of our directors. Steven has been on Biond Photonics’ (now Aeluma’s) Board of Directors since June 5, 2021. He is a Professor of Materials and Electrical and Computer Engineering at the University of California Santa Barbara (1991-pres). Prof. DenBaars has been very active in entrepreneurship, having helped co-found several start-up companies in the field of photonics and electronics. In 1996, he Co-founded Nitres Inc., which was acquired by Cree Inc. in May 2000. In 2013, he Co-Founded SLD Laser, and helped build the company to over 150 employees before being acquired by Kyocera Corporation in 2021. In 2014, he assisted Dr. Jeffry Shealy in the founding of Akoustis Technologies Inc. (AKTS) for commercialization of RF Filters, and he is currently on the Board of Directors. In 2022 he joined the Board of Directors of SmartKem Ltd., a high-performance organic semiconductor company. He received the IEEE Fellow award in 2005, member of the National Academy of Engineers in 2012, and National Academy of Inventors in 2014. He has authored or co-authored over 980 technical publications, 360 conference presentations, and over 185 patents. Mr. DenBaars has a Bachelor of Science in Metallurgical Engineering from the University of Arizona and a Master of Science and a Ph.D. in Material Science and Electrical Engineering, respectively from the University of Southern California. We believe Mr. DenBaars qualifies as our director because of his entrepreneurial and start-up experience, as well as his engineering knowledge.

Craig Ensley serves as one of our directors and chairs compensation committee. Craig Ensley has built and led global semiconductor businesses in Analog & DSP, MEMS & Sensors, Communications (RF/Wireless, Optical, and Wired), and Consumer. Most recently he has been the CEO or President of three venture-backed companies which he repositioned to drive growth, create first profitability, and deliver superior shareholder returns. Previously, he served as SVP of a public firm where he helped lead a successful $1 billion turnaround & restructuring. Prior, he was an executive helping build two businesses from pre-revenue to $300-400 million in sales. Mr. Ensley serves as a Board Director of Mentium Technologies, which delivers mission-critical Artificial Intelligence (AI) capabilities to Edge Devices. He also serves on the Governing Council (aka Board of Directors) of the MEMS & Sensors Industry Group, the WW supplier ecosystem. He is an active investor with the Santa Barbara Angel Investor Alliance and an advisor at the Silicon Catalyst incubator. Previously, Mr. Ensley was CEO of Atomica (formerly IMT), where he and the team grew it to become the largest MEMS & Sensor manufacturing foundry in the U.S. Prior to Atomica, he was CEO of DisplayLink, creating an enterprise video networking firm with global leadership. He was President of Peregrine, which built high-volume RF & Wireless devices leading the world’s transitions to 3G & 4G wireless. Peregrine invented high volume SOI (Silicon on Insulator) process technology, and took over markets previously served by GaAs. Mr. Ensley’s earlier roles were leading strategy, development, and marketing. As SVP, he was on the team to restructure Cirrus Logic from massive losses to profitability and growth. He previously helped start Crystal Semiconductor, which became the world’s highest growth analog & mixed signal DSP company. At Rockwell International, Mr. Ensley started and built the communications semiconductor business, which subsequently spun out as 3 public companies: Conexant, Mindspeed, and Jazz. He served on the Boards of Directors of the Consumer Electronics Association Home Networking Division and Audio Division, and the KLRU Austin PBS Television Station. Mr. Ensley holds a Master of Business Administration from Stanford University. He also holds a Bachelor of Science in Applied Physics and a Bachelor of Arts in Economics, both from the University of California at San Diego. We believe Mr. Ensley qualifies as our director because of his entrepreneurial and start-up experience, as well as his engineering knowledge.

John Paglia serves as one of our directors. Dr. Paglia is an independent board director and audit committee chair for Simulations Plus, Inc. (NASDAQ: SLP), independent board director and audit committee chair for Cal-X Business Accelerator, Inc. (with 30+ regenerative health technology startups), board director for two not-for-profits (California Amateur Hockey Association and Santa Clarita Flyers Hockey Club), and an advisory board member for both VitaNav, Inc. (a ketone-based beverage company) and The Most Fundable Companies Council. At Pepperdine University’s Graziadio Business School, he is a tenured Professor of Finance where his specialty areas are venture capital, private equity, corporate finance, business valuations, and mergers and acquisitions (M&A). In addition, he held a number of leadership positions at Pepperdine University since joining in 2000, most recently as Senior Associate Dean where he had oversight for over 100 full-time business school faculty and key strategic projects, and, prior to that, as executive director of Graziadio Business School’s entrepreneurship institute. Dr. Paglia holds a Ph.D. in Finance, an MBA, a B.S. in Finance, and is a Certified Public Accountant, Chartered Financial Analyst, and is NACD Directorship Certified™. Dr. Paglia is a recipient of several prestigious honors for his work on the financing and capital markets. We believe his knowledge of technical accounting issues and business experience qualify him as an expert in financial matters and as a qualified candidate for the Board.

Corporate Social Responsibility

We believe that social responsibility is essential for a healthy and equitable corporate culture; one that balances the interests of its various worldwide stakeholders, including employees, shareholders, and our potential partners and customers. We are committed to sound corporate citizenship in the way we manage our people, our business and our impact on society and the environment. Furthermore, we acknowledge our responsibility to ensure our products will be designed, developed, and supplied in an environmentally safe and sound manner. We believe that we obey and comply with all laws and regulations that apply to us in the communities where we do business. Last but not least, we value our shareholders’ governance view and seek to solicit feedback from our shareholders on a regular basis relating to matters that are important to them, including the compensation of our executive officers and directors and environmental, social and governance (“ESG”) topics.

Involvement in Certain Legal Proceedings

To the best of the Company’s knowledge, none of the following events occurred during the past ten years that are material to an evaluation of the ability or integrity of any of our executive officers, directors, Director Nominees or promoters:

(1)    A petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

(2)    Convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3)    Subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

(i)     Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(ii)    Engaging in any type of business practice; or

(iii)   Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

(4)    Subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described by such activity;

(5)    Found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

(6)    Found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

(7)    Subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

(i)     Any Federal or State securities or commodities law or regulation; or

(ii)    Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

(iii)   Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(8)    Subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S. C 78c(a)(26)), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Director Independence and Board Committees

We are not currently required under the Securities and Exchange Act to maintain any committees of our Board. We are not currently subject to listing requirements of any national securities exchange or inter-dealer quotation system which has requirements that a majority of the board of directors be “independent” or maintain any committees of our Board and, as a result, we are not at this time required to have our Board of Directors comprised of a majority of “independent directors” or have any committees. However, as of the date hereof, we currently have two independent directors on our board and are operating with three board committees.

Our board of directors shall determine which directors qualify as “independent” directors in accordance with listing requirements of The NASDAQ Stock Market, or NASDAQ. The NASDAQ independence definition includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his family members has engaged in various types of business dealings with us.

Our Board of Directors has determined that Mr. Paglia shall be considered independent directors in accordance with the definition of independence applied by the NASDAQ Stock Market.

Although it is not required, we established three standing committees: an audit committee in compliance with Section 3(a)(58)(A) of the Exchange Act, a compensation committee and a nominating and governance committee. We will add independent directors, as needed, to each committee at the necessary time as per the applicable exchange’s rules.

Audit committee.    Under the national exchange listing standards and applicable SEC rules, we are required to have at least three members of the audit committee, all of whom must be independent, subject to certain phase-in provisions. At this time, Mr. Ensley and Mr. Paglia are the only directors who meet the independent director standard under national exchange listing standards and under Rule 10-A-3(b)(1) of the Exchange Act; Mr. DenBaars also serves on the Audit committee, although he is not considered “independent”. Mr. Paglia was selected to serve as chairman of our audit committee. Each member of the audit committee is financially literate and our Board has determined that Mr. Paglia qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

We adopted an audit committee charter, which will detail the purpose and principal functions of the audit committee, including:

•        appoint, compensate, and oversee the work of any registered public accounting firm employed by us;

•        resolve any disagreements between management and the auditor regarding financial reporting;

•        pre-approve all auditing and non-audit services;

•        retain independent counsel, accountants, or others to advise the audit committee or assist in the conduct of an investigation;

•        seek any information it requires from employees-all of whom are directed to cooperate with the audit committee’s requests-or external parties;

•        meet with our officers, external auditors, or outside counsel, as necessary; and

•        oversee that management has established and maintained processes to assure our compliance with all applicable laws, regulations and corporate policy.

Compensation Committee.    The compensation committee consists of Mr. Ensley (Chair), Mr. Paglia and Mr. DenBaars. Under the national exchange listing standards and applicable SEC rules, we are required to have at least two members of the compensation committee, all of whom must be independent, subject to certain phase-in provisions. Mr. Ensley and Mr. Paglia meet the independent director standard under national exchange listing standards applicable to members of the compensation committee.

We adopted a compensation committee charter, which details the purpose and responsibility of the compensation committee, including:

•        discharge the responsibilities of the Board relating to compensation of our directors, executive officers and key employees;

•        assist the Board in establishing appropriate incentive compensation and equity-based plans and to administer such plans;

•        oversee the annual process of evaluation of the performance of our management; and

•        perform such other duties and responsibilities as enumerated in and consistent with compensation committee’s charter.

The charter will permit the committee to retain or receive advice from a compensation consultant and will outline certain requirements to ensure the consultants, independence or certain circumstances under which the consultant need not be independent. However, as of the date hereof, the Company has not retained such a consultant.

Nominating and Governance Committee.    The nominating and governance committee consists of Mr. DenBaars (Chair), Mr. Ensley and Mr. Paglia. We adopted a nominating and governance committee charter, which details the purpose and responsibilities of the nominating and governance committee, including:

•        assist the Board by identifying qualified candidates for director nominees, and to recommend to the board of directors the director nominees for the next annual meeting of stockholders;

•        lead the Board in its annual review of its performance;

•        recommend to the board director nominees for each committee of the Board; and

•        develop and recommend to the Board corporate governance guidelines applicable to us.

Meetings of the Board of Directors

During the year ended June 30, 2024, Board meetings were held on September 20, 2023, November 3. 2023, February 9, 2024 and May 9, 2024.The Board also transacted business by unanimous written consent throughout the year.

Family Relationships

There are no family relationships by between or among the members of the Board or other executive officers of the Company.

Indemnification

Our articles of incorporation and bylaws include provisions limiting the liability of directors and officers and indemnifying them under certain circumstances. See “Indemnification Agreements” for further information. We intend to secure directors’ and officers’ liability insurance following the completion of the Offering.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the Company pursuant to Delaware law, we are informed that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Board Leadership Structure and Role in Risk Oversight

Mr. Klamkin serves as our Chief Executive Officer and our Chairman. Although the roles of our Chief Executive Officer and Chairman of our board of directors are currently performed by the same person, we do not have a policy regarding the separation of these roles, as our board of directors believes that it is in the best interests of the Company and our shareholders to make that determination from time to time based upon the position and direction of the Company and the membership of our board of directors.

Our board of directors has determined that our leadership structure is appropriate for the Company and our shareholders as it helps to ensure that the board of directors and management act with a common purpose and provides a single, clear chain of command to execute our strategic initiatives and business plans. In addition, our board of directors believes that a combined role of Chief Executive Officer and Chairman is better positioned to act as a bridge between management and our board of directors, facilitating the regular flow of information. Our board of directors also believes that it is advantageous to have a Chairman with an extensive knowledge of our industry.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10% of our common stock, file reports of ownership and changes of ownership with the SEC. Such directors, executive officers and 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based on our review of forms we received, or written representations from reporting persons stating that they were not required to file these forms, we believe that, during the reporting period covered by this Report, all Section 16(a) filing requirements were satisfied on a timely basis.

Code of Business Conduct and Ethics

Our Board of Directors adopted a Code of Ethics, a copay of which is attached herein as Exhibit 14.1, that applies to all of directors and employees, pursuant to rules described in Regulation S-K. The code provides fundamental ethical principles to which these individuals are expected to adhere to and will operate as a tool to help our directors, officers and employees understand the high ethical standards required for employment by, or association with, our Company. This Code constitutes a “code of ethics” as defined by the rules of the SEC. You can review the Code of Ethics by accessing our public filings at the SEC’s web site at www.sec.gov. Copies of the code can be also obtained from our website, www.aeluma.com. Any amendments to, or waivers from, a provision of our code of ethics that applies to any of our executive officers will be posted on our website in accordance with the rules of the SEC.

Shareholder Board Nominations

Pursuant to our amended and restated bylaws adopted on June 22, 2021, nominations of persons for election to the board of directors of the Company shall be made at an annual meeting of shareholders only (A) by or at the direction of the board of directors or (B) by a shareholder of the Company who (1) was a shareholder of record at the time of the giving of the notice required by the bylaws, on the record date for the determination of shareholders entitled to notice of the annual meeting and on the record date for the determination of shareholders entitled to vote at the annual meeting and (2) has complied with the notice procedures set forth in the bylaws. In addition to any other applicable requirements, for a nomination to be made by a shareholder, the shareholder must have given timely notice thereof in proper written form to the secretary of the Company. Such notice must include the information required by Section 2.4(ii) of the amended and restated bylaws and, a nomination to be made by a stockholder must be received by the secretary of the Company at the principal executive offices of the Company not later than the 45th day nor earlier than the 75th day before the one-year anniversary of the date on which the Company first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or if the date of the annual meeting is advanced by more than 30 days prior to or delayed by more than 60 days after the one-year anniversary of the date of the previous year’s annual meeting, then, for notice by the shareholder to be timely, it must be so received by the secretary not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the tenth day following the day on which Public Announcement (as defined in the bylaws) of the date of such annual meeting is first made. The amended and restated bylaws also set forth procedures for which shareholders can nominate directors at a special shareholder meeting. In addition to the foregoing provisions, a shareholder must also comply with all applicable requirements of state law and of the

Exchange Act and the rules and regulations thereunder with respect to the matters set forth, including, with respect to business such shareholder intends to bring before the annual meeting that involves a proposal that such shareholder requests to be included in the Company’s proxy statement, the requirements of Rule 14a-8 (or any successor provision) under the Exchange Act. Nothing in the bylaws shall be deemed to affect any right of the Company to omit a proposal from the Company’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act.

Item 11.     Executive Compensation.

Executive Compensation

As an “emerging growth company” as defined in the JOBS Act and a smaller reporting company we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to emerging growth companies and smaller reporting companies.

Summary Compensation Table

The following summary compensation table sets forth all compensation awarded to, earned by, or paid to the named executive officer during the years ended June 30, 2024 and 2023 in all capacities for the accounts of our executive, including the Chief Executive Officer (CEO), Chief Financial Officer (CFO) and Chief Operations Officer (COO):

Name and principal position	Year	Salary ($)		Bonus ($)	Stock Awards ($)	Option Awards ($)		Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Jonathan Klamkin	2024	$255,000	(1)	—	—	—		—	—	—	255,000
CEO, CFO and Director	2023	$215,000	(1)	—	—	259,660	(2)	—	—	—	474,660

Lee McCarthy,	2024	—		—	—	—		—	—	—	—
Previous Interim CFO, COO, Director(3)	2023	77,292		—	—	—		—	—	—	77,292

____________

(1)      The Board of Directors approved an annual base compensation of $230,000 for Mr. Klamkin effective July 1, 2021. On October 14, 2022, the Board of Directors approved the adjustment of Mr. Klamkin’s compensation to $10,000.00 per month for the period from October 1, 2022 to December 31, 2022, and then back to $19,166.67 per month ($230,000 per year) as of January 1, 2023. On November 30, 2022, the Board of Directors approved an increase in Mr. Klamkin’s annual salary to $255,000 and also approved issuing him 100,000 options with a 4-year vesting schedule, with an exercise price of $2.10 per share, subject to continued service as of each such vesting date.

(2)      The dollar amounts in this column reflect the grant date fair value of stock option awards granted during the year ended June 30, 2023. These amounts have been calculated in accordance with FASB Accounting Standards Codification Topic 718.

(3)      Mr. McCarthy served as interim Chief Financial Officer and Chief Operating Officer from the Merger until November 2022; he also served as a director from the Merger until November 2021. However, he received five (5) months of his annual salary in the fiscal year ending June 30, 2023.

Employment and Change in Control Agreements

We do not have an employment agreement with any of our officers. However, pursuant to our advisor agreement with Mr. Denbaars, if there is a change of control, other than the Merger, while he is still retained by the Company as an advisor, all of his unvested shares, per his amended advisor agreement, will vest at the closing of such change in control transaction. Additionally, as per the restricted stock purchase agreements we maintain with Mr. Klamkin and Mr. McCarthy, if either of their respective employment with the Company is terminated by the Company, other than for cause, or is terminated by the individual for Good Reason (as defined in the related agreement), within a year after the Merger, then, effective as of such termination, 100% of such terminated person’s unvested shares will vest.

Outstanding Equity Awards at Fiscal Year End

The following table presents information regarding certain outstanding shares held by each of our named executive officer as of June 30, 2024. These shares were converted into shares of our common stock in connection with the Merger, and the table below reflects all outstanding shares as of June 30, 2024 as if they had been granted by us.

Outstanding Equity Awards at June 30, 2024

Stock Options								Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexcersisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Prices ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Share or Units of Stock That Have Not Vested ($)		Equity Incentive Plan Awards: Number of Usernamed Shares, Units or Other Rights That Have Not Been Issued (#)	Equity Incentive Plan Awards: Markey or Payout Value of Unearned Shares, Units or Other Rights That Have Not Been Issued ($)
Jonathan Klamkin	37,500	(1)	62,500	(1)	—	2.10	11/30/2032	108,261	$388,657	(2)	—	—

____________

(1)      On November 30, 2022, we granted to Mr. Klamkin a stock option to purchase 100,000 shares of our common stock. The shares will vest in equal quarterly installments over the following four years, subject to continued service as of each such vesting date

(2)      These shares were purchased pursuant to Founder’s Restricted Stock Purchase Agreement between Mr. Klamkin and the Company on October 27, 2020. Mr. Klamkin purchased a total of 1,623,920 shares (represented 1,250,000 shares of Biond prior to the Merger) pursuant to the agreement. Pursuant to the agreement, 20% of the shares vested on the date the agreement was signed and starting on November 30, 2020 and for every month thereafter until employment termination, 1/48th of the remaining shares shall vest on the last day of each succeeding calendar month. The agreement also provides that if there is a change of control, like the Merger, and if Mr. Klamkin is terminated, other than for cause, during the period starting 90 days before the Merger and for a year thereafter, all unvested shares shall vest at the date of termination. Accordingly, as of June 30, 2024, 1,515,659 shares have vested. The market value of the unvested shares was based on $3.59 per share, which was the closing price of our common stock on June 30, 2024.

Compensation Paid to Directors

The following table provides a summary of compensation paid to directors, who are not also executive officers, during the fiscal year ended June 30, 2024. The only director who is also an executive director is Mr. Klamkin, whose compensation is included in the Summary Compensation table above.

Director	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)(2)		All Other Compensation ($)	Total ($)
Steven P. DenBaars	—	—	109,020		—	109,020
Craig Ensley	—	—	111,066	(3)	—	111,066
John Paglia	—	—	34,170	(4)	—	34,170

____________

(1)      The dollar amounts in this column reflect the grant date fair value of stock option awards granted during the year ended June 30, 2024. These amounts have been calculated in accordance with FASB Accounting Standards Codification Topic 718.

(2)      On March 1, 2024, we granted Mr. DenBaars, Mr. Ensley and Mr. Paglia stock options to purchase 43,279 shares, 44,004 shares and 13,538 shares, respectively, of our common stock at a price of $2.99. One quarter of the shares vested immediately and the remaining shares vest quarterly over nine months, subject to continued service as of each such vesting date.

(3)      We entered into an independent director agreement with Mr. Ensley, pursuant to which we issued him 29,014 stock options at a price of $2.99 per share and provided him with standard indemnification. The terms of the option grants are as follows: 6,514 of the stock options shall vest on February 29, 2024, 7,500 stock options vested on May 31, 2024, 7,500 vested on August 31, 2024 and 7,500 shall vest on November 30, 2024; if Mr. Ensley resigns or is otherwise terminated, any unvested options will be immediately cancelled and he will have 90 days to exercise any earned, vested options. For each year of committee service, Mr. Ensley will receive an additional 15,500 options with vesting in equal quarterly increments. The agreement became effective as of December 14, 2023, and committee service commenced on February 10, 2022. As of June 30, 2024, 20,902 options have vested for Mr. Ensley pursuant to his independent director agreement.

(4)      We entered into an independent director agreement with Mr. Paglia, pursuant to which we issued him 125,000 stock options at a price of $2.00 per share and provided him with standard indemnification. The terms of the option grants are as follows: 50,000 of the stock options shall vest in equal quarterly increments during the first year of directorship; an additional 37,500 shall vest in equal quarterly increments over the second and third year of the directorship, if re-elected; if the director is not re-elected, any unvested options are cancelled. For each year of committee service, Mr. Paglia will receive an additional 16,750 options with vesting in equal quarterly increments. The agreement became effective as of December 1, 2021, and committee service commenced on February 10, 2022. As of June 30, 2024, 154,912 options have vested for Mr. Paglia pursuant to his independent director agreement.

Pension, Retirement or Similar Benefit Plans

With the exception of the executive officers that are eligible for participation in the company 401(k) plan, there are currently no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. Cash or non-cash compensation may be paid to our executive officers, including stock options, at the discretion of the board of directors or a committee thereof.

Item 12.     Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of the date hereof, by:

•        each of our named executive officers;

•        each of our directors;

•        all of our current directors and executive officers as a group; and

•        each person, or group of affiliated persons, who beneficially owned more than 5% of our common stock.

We have determined beneficial ownership in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares of common stock that they beneficially owned, subject to applicable community property laws.

The percentage of shares beneficially owned is computed on the basis of 12,178,424 shares of common stock outstanding as of September 25, 2024. Shares of common stock that a person has the right to acquire within 60 days of September 25, 2024 are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group. Unless otherwise indicated, the address of each beneficial owner in the table below is c/o Aeluma, 27 Castilian Drive, Goleta, California 93117.

Directors and Named Executive Officers	Shares of Common Stock Beneficially Owned		Percentage of Common Stock Beneficially Owned
Jonathan Klamkin, CEO, CFO and Director	1,670,745	(1)	13.7%
Steven P. DenBaars, Director	442,178	(2)	3.6%
Craig Ensley, Director	49,296	(3)	*
John Paglia, Director	180,975	(4)	1.5%
All directors and executive officers as a group (4 persons)	2,311,104		19.2%

5% Stockholders
Mark Tompkins	2,715,833		22.3%
Lee McCarthy	977,425		8.0%

____________

*        Less than 1%.

(1)      Represents 1,626,995 shares held by Mr. Klamkin and 43,750 shares that vested pursuant to his stock options agreement through the date hereof.

(2)      Represents 410,088 shares held by Mr. DenBaars and 32,090 that vested pursuant to Mr DenBaars’s stock options and director agreement through the date hereof.

(3)      Represents 16,667 shares held by Mr. Ensley and 32,629 that vested pursuant to Mr Ensley’s stock options and director agreement through the date hereof.

(4)      Represents 12,500 shares held by Mr. Paglia, 168,475 shares that vested pursuant to his stock options and director agreement through the date hereof.

Securities Authorized for Issuance under Equity Compensation Plans

The following table discloses information as of the end of the period ending June 30, 2024, with respect to compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance, aggregated as follows:

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Shares of common stock remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	953,821	$2.45	1,732,925	(1)
Equity compensation plans not approved by security holders	—	—	—
Total	953,821	$2.31	1,732,925

____________

(1)      The number of shares reserved for issuance under our 2021 Plan (as defined below) was initially 980,000; such amount will increase automatically on January 1 of each of 2022 through 2031 by the number of shares equal to the lesser of 5% of the total number of outstanding shares of our common stock as of the immediately preceding December 31, or a number as may be determined by our board of directors. On January 1, 2023 and 2024, the number of shares reserved for issuance was increased by 565,850 shares and 608,396 shares, respectively. As of June 30, 2024, the number of shares available for future issuance under our 2021 Plan was 1,732,925.

Our 2021 Equity Incentive Plan

Pursuant to the Merger Agreement and upon the closing of the Merger, we adopted our 2021 Equity Incentive Plan (the “2021 Plan”), which provides for the issuance of incentive awards of stock options, restricted stock awards, restricted stock units, stock appreciation rights, performance awards, cash awards, and stock bonus awards. We initially reserved 980,000 shares of our common stock for issuance pursuant to awards granted under our 2021 Plan. The number of shares reserved for issuance under our 2021 Plan will increase automatically on January 1 of each of 2022 through 2031 by the number of shares equal to the lesser of 5% of the total number of outstanding shares of our common stock as of the immediately preceding December 31, or a number as may be determined by our board of directors. On January 1, 2023 and 2024, the number of shares reserved for issuance was increased by 565,850 shares and 608,396 shares, respectively. As of June 30, 2024, the number of shares available for future issuance under our 2021 Plan was 1,732,925.

Item 13.     Certain Relationships and Related Transactions, and Director Independence.

Except as disclosed herein, no director, executive officer, shareholder holding at least 5% of shares of our common stock, or any family member thereof, had any material interest, direct or indirect, in any transaction, or proposed transaction since July 1, 2021, in which the amount involved in the transaction exceeds the lesser of $120,000 or one percent of the average of our total assets at the year-end for the last two completed fiscal years.

The Company is party to that certain Advisory Agreement with Mr. DenBaars, one of our directors, dated as of December 31, 2020, pursuant to which Mr. DenBaars shall serve as an advisor to the Company. Under the agreement, as partial compensation for his advisory services, the Company granted Mr. DenBaars the right to purchase 32,805 shares of common stock (represents 25,252 shares of Biond common stock prior to the Merger) at a price $0.008 per share; the shares have a four-year vesting schedule and Mr. DenBaars purchased such shares on February 4, 2021, prior to being appointed as one of our directors. The Advisory Agreement with Mr. DenBaars was amended on June 10, 2021 to reflect additional advisory services. Under this agreement, as partial compensation for his advisory service, the Company granted Mr. DenBaars the right to purchase an additional 213,198 shares of the Company’s common stock (represents 164,108 shares of Biond common stock prior to the Merger) at a price of $0.015 per share; the shares have a two-year vesting schedule. Pursuant to the terms of his advisory agreements, 241,903 of the shares have vested as of the date of this Report.

Participation in the Offering

Certain of our existing investors, including investors affiliated with certain of our directors and prior directors, have purchased an aggregate of 116,666 shares of our common stock in the Offering, for an aggregate gross purchase price of $349,998. Such purchases were made on the same terms as the shares that were sold to other investors in the Offering and not pursuant to any pre-existing contractual rights or obligations.

Indemnification Agreements

We maintain indemnification agreements with each of our current executive officers. The indemnification agreements and our restated bylaws will require us to indemnify our directors to the fullest extent not prohibited by Delaware General Corporation Law. Subject to very limited exceptions, our restated bylaws will also require us to advance expenses incurred by our directors and officers.

Promoters and Certain Control Persons

As per the definition of a “promoter” under the Securities Act, generally defined as anyone involved in the formation of the issuer, Mr. Tompkins, the incorporator of the Company, would be considered a “promoter.” Mr. Tompkins has 2,715,833 shares of the Company’s common stock in connection with incorporation, merger and private offerings. Mr. Tompkins’ shares are currently subject to a lock-up agreement with Aeluma pursuant to which he is restricted from selling or transferring his shares for a period of 18 months from the date shares of our common stock commence trading on the OTCQB or OTCQX market maintained by OTC Markets Group, the Nasdaq Stock Market, the New York Stock Exchange or the NYSE American.

The term “promoter” includes: i) any person who, acting alone or in conjunction with one or more persons, directly or indirectly takes initiative in founding and organizing the business or enterprise of an issue; or ii) any person who, in connection with the founding and organizing of the business or enterprise of an issuer, directly or indirectly receives in consideration of services or property, or both services and property, 10 percent or more of any class securities of the issuer or 10 percent or more of the proceeds from the sale of any class of such securities. However, a person who receives such securities or proceeds either solely as underwriting commissions or solely in consideration of property shall not be deemed a promoter within the meaning of this paragraph, if such person does not otherwise take part in founding and organizing the enterprise.

Other than Mr. Tompkins, there are no promoters being used in relation to this offering. No person who may, in the future, be considered a promoter will receive or expect to receive any assets, services or other consideration from the Company. No assets will be or are expected to be acquired from any promoter on behalf of the Company.

Item 14.     Principal Accounting Fees and Services.

The following table shows the fees that were billed for the years ended June 30, 2024 and 2023.

	Year Ended June 30,
	2024	2023
Audit fees	$66,000	$64,500
Audit-related fees	6,300	13,500
Tax fees	7,300	7,250
All other fees	—	—
Total	$86,600	$82,250

Audit Fees — This category includes the audit of our annual financial statements, review of financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided by the independent registered public accounting firm in connection with engagements for those fiscal years.

Audit-related Fees — This category consists of assurance and related services by the independent registered public accounting firm that is reasonably related to the performance of the audit or review of our financial statements and is not reported above under “Audit Fees.” The services for the fees disclosed under this category include consultation regarding our correspondence with the Securities and Exchange Commission, fees related to consents and other accounting consulting.

Tax Fees — This category consists of professional services rendered by our independent registered public accounting firm for tax compliance and tax advice. The services for the fees disclosed under this category include tax return preparation and technical tax advice.

All Other Fees — This category consists of fees for other miscellaneous items.

Our board of directors has adopted a procedure for pre-approval of all fees charged by our independent registered public accounting firm. Under the procedure, the board approves the engagement letter with respect to audit and review services. Other fees are subject to pre-approval by the board, or, in the period between meetings, by a designated member of the board. Any such approval by the designated member is disclosed to the entire board at the next meeting.

PART IV

Item 15.     Exhibit and Financial Statement Schedules

(a) Financial Statements

We have filed the financial statements in Item 8. Financial Statements and Supplementary Data as a part of this report on Form 10-K.

(b) Exhibits

The following is a list of all exhibits filed or incorporated by reference as part of this report on Form 10-K.

Exhibit No.	Description
2.1

Agreement and Plan of Merger and Reorganization among Parc Investments, Inc., Aeluma Operating Co. and Biond Photonics, Inc. (incorporated by reference to the Current Report on Form 8-K filed on June 28, 2021)

3.1

Certificate of Merger relating to the merger of Aeluma Operating Co. with and into Biond Photonics, Inc., filed with the Secretary of State of the State of California on June 22, 2021 (incorporated by reference to the Current Report on Form 8-K filed on June 28, 2021)

3.2

Amended and Restated certificate of incorporation, filed with the Secretary of State of the State of Delaware on June 22, 2021 (incorporated by reference to the Current Report on Form 8-K filed on June 28, 2021)

3.3	Amended and Restated Bylaws. (incorporated by reference to the Current Report on Form 8-K filed on June 28, 2021)
4.1	Form of Lock Up Agreement (incorporated by reference to the Current Report on Form 8-K filed on June 28, 2021)
4.2	Form of Placement Agent Warrant (incorporated by reference to the Current Report on Form 8-K filed on June 28, 2021)
4.3	Description of Securities (incorporated by reference to the annual Report on Form 10-K filed on September 25, 2023)
10.2	Form of Post-Merger Indemnification Agreement (incorporated by reference to the Current Report on Form 8-K filed on June 28, 2021)
10.3	Form of Pre-Merger Indemnification Agreement (incorporated by reference to the Current Report on Form 8-K filed on June 28, 2021)
10.4

Form of Subscription Agreement, dated June 22, 2021, by and between the Company and the parties thereto (incorporated by reference to the Current Report on Form 8-K filed on June 28, 2021) (incorporated by reference to the Current Report on Form 8-K filed on June 28, 2021)

10.5	Registration Rights Agreement, dated June 22, 2021, by and between the Company and the parties thereto (incorporated by reference to the Current Report on Form 8-K filed on June 28, 2021)
10.6+	2021 Equity Incentive Plan and form of award agreements (incorporated by reference to the Current Report on Form 8-K filed on June 28, 2021)
10.7	Restricted Stock Purchase Agreement between Biond Photonics, Inc. and Mr. Klamkin (incorporated by reference to the Registration Statement on Form S-1/A filed on October 15, 2021)
10.9

Advisor Restricted Stock Purchase Agreement between Biond Photonics, Inc. and Mr. DenBaars, dated December 21, 2020 (incorporated by reference to the Registration Statement on Form S-1/A filed on October 15, 2021)

10.10

Advisor Restricted Stock Purchase Agreement between Biond Photonics, Inc. and Mr. DenBaars, dated June 10, 2021 (incorporated by reference to the Registration Statement on Form S-1/A filed on October 15, 2021)

10.11	Advisory Agreement between Biond Photonics, Inc. and Mr. DenBaars, dated December 31, 2020 (incorporated by reference to the Registration Statement on Form S-1/A filed on October 15, 2021)
10.12	Advisory Agreement between Biond Photonics, Inc. and Mr. DenBaars, dated June 10, 2021 (incorporated by reference to the Registration Statement on Form S-1/A filed on October 15, 2021)
10.14	Director Agreement by and between the Company and John Paglia (incorporated by reference to the Current Report on Form 8-K filed on November 30, 2021)
10.15	Subscription Agreement (incorporated by reference to the Current Report on Form 8-K filed on December 23, 2022)

Exhibit No.	Description
10.16	Registration Rights Agreement (incorporated by reference to the Current Report on Form 8-K filed on December 23, 2022)
10.17	Form of Note Purchase Agreement (incorporated by reference to the Current Report on Form 8-K filed on August 30, 2024)
10.18	Form of Note (incorporated by reference to the Current Report on Form 8-K filed on August 30, 2024)
14.1	Code of Ethics (incorporated by reference to the annual Report on Form 10-K filed on September 25, 2023)
16.1	Reserved.
21.1	Subsidiaries of the Registrant (Incorporated by reference to the Current Report on Form 8-K filed on June 28, 2021)
31.1	Certification of Chief Executive Officer Pursuant to Section 302 of Sarbanes-Oxley Act of 2002
31.2	Certification of Principal Financial Officer Pursuant to Section 302 of Sarbanes-Oxley Act of 2002
32.1	Certification of Chief Executive Officer Pursuant to Section 906 of Sarbanes-Oxley Act of 2002
32.2	Certification of Principal Financial Officer Pursuant to Section 906 of Sarbanes-Oxley Act of 2002
97.1	Policy Relating to Recovery of Erroneously Awarded Compensation
99.1	Audit Committee Charter (incorporated by reference to the annual Report on Form 10-K filed on September 25, 2023)
99.2	Nominating Committee Charter (incorporated by reference to the annual Report on Form 10-K filed on September 25, 2023)
99.3	Compensation Committee Charter (incorporated by reference to the annual Report on Form 10-K filed on September 25, 2023)
101.INS	Inline XBRL Instance Document
101.SCH	Inline XBRL Taxonomy Extension Schema Document.
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document.
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document.
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

____________

+        Indicates a management contract or compensatory plan, contract, or arrangement.

*        In accordance with Item 601(b)(32)(ii) of Regulation S-K and SEC Release No. 34-47986, the certifications furnished in Exhibit 32.1 herewith are deemed to accompany this Form 10-K and will not be deemed filed for purposes of Section 18 of the Exchange Act. Such certifications will not be deemed to be incorporated by reference into any filings under the Securities Act or the Exchange Act.

Item 16.     Form 10-K Summary.

None.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aeluma, Inc.
Date: September 27, 2024	By:	/s/ Jonathan Klamkin
	Name:	Jonathan Klamkin
	Title:	President, Chief Executive Officer and Principal Financial Officer (Principal Executive Officer and Principal Financial Officer)

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, this Report has been signed below by the following persons on behalf of the Registrant in the capacities and indicated below on September 27, 2024.

Signature	Title
/s/ Jonathan Klamkin	Chairman, Chief Executive Officer, Principal Financial Officer and President
Jonathan Klamkin	(Principal Executive Officer & Principal Financial Officer)
/s/ Steven DenBaars	Director
Steven DenBaars
/s/ Craig Ensley	Director
Craig Ensley
/s/ John Paglia	Director
John Paglia

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________

FORM 10-Q

____________________

☒ QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended September 30, 2024

or

☐ TRANSITION REPORT PURSUANT TO PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE
ACT OF 1934

For the transition period from _______ to _______

Commission File Number: 000-56218

____________________

AELUMA, INC.
(Exact Name of Registrant as Specified in Charter)

____________________

Delaware	85-2807351
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

27 Castilian Drive
Goleta, California 93117
(Address of Principal Executive Offices)

(805) 351-2707
(Registrant’s telephone number, including area code)

(Former name and address, if changed since last report)

____________________

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
None	—	—

____________________

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒ No ☐

Indicate by check mark whether the registrant has submitted electronically every Interactive Data File required to be submitted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files). Yes ☒ No ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and emerging growth company in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☒	Smaller reporting company	☒
		Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Indicate by check mark whether the registrant is a shell company (as defined by Rule 12b-2 of the Exchange Act). Yes ☐ No ☒

As of November 6, 2024, there were 12,178,424 shares of the issuer’s common stock, $0.0001 par value per share, outstanding and no share of preferred stock, $0.0001 par value per share, outstanding.

i

PART I — FINANCIAL INFORMATION

Item 1.       Financial Statements

Aeluma, Inc. and Subsidiary
Consolidated Balance Sheets

	September 30, 2024 (unaudited)	June 30, 2024
Assets
Current assets:
Cash and cash equivalents	$3,502,520	$1,291,072
Accounts receivable	322,189	60,004
Deferred compensation, current portion	13,152	20,133
Prepaids and other current assets	189,129	21,637
Total current assets	4,026,990	1,392,846
Property and equipment:
Equipment	1,533,131	1,531,494
Leasehold improvements	546,864	546,864
Accumulated depreciation	(708,005)	(608,630)
Property and equipment, net	1,371,990	1,469,728
Intangible assets	6,083	6,833
Right of use asset – facility	930,782	961,626
Other assets	13,014	13,014
Total assets	$6,348,859	$3,844,047

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$238,100	$317,237
Accrued expenses and other current liabilities	215,287	180,706
Lease liability, current portion	131,090	128,743
Derivative liabilities	2,046,695	—
Total current liabilities	2,631,173	626,686
Lease liability, long term portion	907,407	941,200
Convertible notes (Note 3)	1,096,646	—
Total liabilities	4,635,226	1,567,886
Commitments and contingencies	—	—
Stockholders’ equity:
Preferred stock, $0.0001 par value: 10,000,000 authorized, and none issued and outstanding at September 30, 2024 and June 30, 2024	—	—
Common stock, $0.0001 par value: 50,000,000 shares authorized, and 12,178,424 shares issued and outstanding at September 30, 2024 and June 30, 2024	1,218	1,218
Additional paid-in capital	16,066,395	15,899,304
Accumulated deficit	(14,353,980)	(13,624,361)
Total stockholders’ equity	1,713,633	2,276,161
Total liabilities and stockholders’ equity	$6,348,859	$3,844,047

The accompanying notes are an integral part of these financial statements

1

Aeluma, Inc. and Subsidiary
Consolidated Statements of Operations (unaudited)

	Three Months Ended September 30,
	2024	2023
Revenue (Note 2)	$480,735	$32,400
Operating expenses:
Cost of revenue	314,575	15,139
Research and development	401,074	834,869
General and administrative	496,466	665,103
Total operating expenses	1,212,115	1,515,111
Loss from operations	(731,380)	(1,482,711)
Other income (expense):
Interest income	102	402
Amortization of discount on convertible notes	(144,776)
Changes in fair value of derivative liabilities	146,435	—
Total other income (expense)	1,761	402
Loss before income tax expense	(729,619)	(1,482,309)
Income tax expense	—	—
Net loss	$(729,619)	$(1,482,309)
Loss per share – basic and diluted	$(0.06)	$(0.12)
Weighted average common shares outstanding – basic and diluted	12,178,424	12,669,229

The accompanying notes are an integral part of these financial statements

2

Aeluma, Inc. and Subsidiary
Consolidated Statement of Stockholders’ Equity (unaudited)

Three Months Ended September 30, 2024 and 2023

	Common Stock		Additional paid-in capital	Accumulated Deficit	Total Stockholders’ Equity
	Shares	Amount
Balance, January 1, 2024	12,178,424	$1,218	$15,899,304	$(13,624,361)	$2,276,161
Stock-based compensation	—	—	167,091	—	167,091
Net loss	—	—	—	(729,619)	(729,619)
Balance, March 31, 2024	12,178,424	$1,218	$16,066,395	$(14,353,980)	$1,713,633
	Common Stock		Additional paid-in capital	Accumulated Deficit	Total Stockholders’ Equity
	Shares	Amount
Balance, July 1, 2023	12,817,500	$1,282	$15,171,074	$(9,062,066)	$6,110,290
Repurchase of common stock	(649,570)	(65)	(3,936)	—	(4,001)
Stock-based compensation	—	—	240,577	—	240,577
Net loss	—	—	—	(1,482,309)	(1,482,309)
Balance, September 30. 2023	12,167,930	$1,217	$15,407,715	$(10,544,375)	$4,864,557

The accompanying notes are an integral part of these financial statements

3

Aeluma, Inc. and Subsidiary
Consolidated Statements of Cash Flows (unaudited)

	Three Months Ended September 30,
	2024	2023
Operating activities:
Net loss	$(729,619)	$(1,482,309)
Adjustments to reconcile net loss to net cash used in operating activities:
Amortization of deferred compensation	6,981	11,957
Stock-based compensation expense	167,091	240,577
Depreciation and amortization expense	100,125	69,784
Amortization of discount on convertible notes	144,776	—
Changes in fair value of derivative liabilities	(146,435)	—
Change in accounts receivable	(262,185)	178,339
Change in prepaids and other current assets	(167,492)	(204,072)
Change in accounts payable	(79,137)	(141,911)
Change in accrued expenses and other current liabilities	33,980	24,273
Net cash used in operating activities	(931,915)	(1,303,362)
Investing activities:
Purchase of equipment	(1,637)	(6,597)
Payment for leasehold improvements	—	(503)
Net cash used in investing activities	(1,637)	(7,100)
Financing activities:
Repurchase of common stock	—	(4,001)
Proceeds from convertible notes issuance	3,145,000	—
Net cash provided by (used in) financing activities	3,145,000	(4,001)
Net change in cash	2,211,448	(1,314,463)
Cash, beginning of period	1,291,072	5,071,690
Cash, end of period	$3,502,520	$3,757,227

The accompanying notes are an integral part of these financial statements

4

Aeluma, Inc. and Subsidiary

Notes to Consolidated Financial Statements (unaudited)

Note 1 — The Company

Aeluma, Inc., headquartered in Goleta, California, is engaged in the research and development of infrared (IR) optical sensors to disrupt the market for IR sensors, and using its proprietary technology aims to produce a much higher performance alternative to today’s low-cost sensors at much lower prices than would otherwise be possible. The focus of Aeluma, Inc. (“the Company”) will be the image sensor market. Initial efforts hope to penetrate the 3D imaging and sensing (mobile and consumer, defense and aerospace, industrial, medical, auto) and LiDAR (robotic vehicles, advanced driver assistance systems vehicles (ADAS), topography, wind, industrial) markets.

Going Concern

The Company incurred a net loss of $729,619 and $1,482,309 for the three months ended September 30, 2024 and 2023, respectively, and has accumulated deficit of $14,353,980 at September 30, 2024. In addition, the Company is in the research and development stage and has generated limited revenue to date. In order to support its operations, the Company will require additional infusions of cash from the sale of equity instruments or the issuance of debt instruments, or the commencement of profitable revenue generating activities. If adequate funds are not available or are not available on acceptable terms, the Company’s ability to fund its operations, develop or enhance its sensors in the future or respond to competitive pressures would be significantly limited. Such limitations could require the Company to curtail, suspend or discontinue parts of its business plan.

These conditions raise doubt about the Company’s ability to continue as a going concern. The accompanying financial statements have been prepared in conformity with U.S. Generally Accepted Accounting Principles (“GAAP”), which contemplate continuation of the Company as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that could result from the outcome of this uncertainty. The financial statements do not include any adjustments that might be necessary should the Company be unable to continue as a going concern.

Note 2 — Summary of Significant Accounting Policies

Basis of Presentation

The accompanying consolidated financial statements have been presented in accordance with GAAP. The summary of significant accounting policies presented below is designed to assist in understanding the Company’s financial statements. Such financial statements and accompanying notes are the representations of the Company’s management, who is responsible for the Company’s integrity and objectivity.

Use of Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Company bases its estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities. The actual results experienced by the Company may differ materially and adversely from the Company’s estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected.

Reclassification of Prior Year Presentation

Certain prior year amounts have been reclassified for consistency with the current year presentation. These reclassifications had no effect on the reported consolidated financial statements.

Cash and Cash Equivalents

The Company considers cash in banks, deposits in transit, and highly liquid debt instruments purchased with original maturities of three months or less to be cash and cash equivalents.

5

Aeluma, Inc. and Subsidiary

Notes to Consolidated Financial Statements (unaudited)

Note 2 — Summary of Significant Accounting Policies (cont.)

Concentration of Risk

The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts. The Company’s accounts are insured by the FDIC but at times may exceed federally insured limits.

Convertible Debt Instruments

The Company evaluates agreements, including any convertible debt instruments to determine if those agreements or any embedded components of those agreements qualify as derivative financial instruments to be separately accounted for in accordance with FASB ASC Topic 815 “Derivatives and Hedging” (“ASC 815”). The accounting treatment of derivative financial instruments requires that the Company record any bifurcated embedded features at their fair values as of the inception date of the agreement and at fair value as of each subsequent balance sheet date. Any change in fair value is recorded in earnings as non-operating, non-cash income or expense. The Company reassesses the classification of its derivative instruments at each balance sheet date. If the classification changes as a result of events during the period, the agreement is reclassified as of the date of the event that caused the reclassification. Bifurcated embedded features are recorded at their initial fair values which create additional debt discount to the host instrument. The Company amortizes the respective debt discount over the term of the notes, using the effective interest method.

Fair Value of Financial Instruments

As defined in Financial Accounting Standards Board (“FASB”) ASC Topic No. 820, “Fair Value Measurements and Disclosures” (“ASC 820”), fair value is the price that would be received to sell an asset or paid to transfer the liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Company uses the market or income approach. Based on this approach, the Company utilizes certain assumptions about the risk inherent in the inputs to the valuation technique. These inputs can be readily observable, market-corroborated or generally unobservable inputs. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. Based on the observability of the inputs used in the valuation techniques, the Company is required to provide the following information according to the fair value hierarchy. The fair value hierarchy ranks the quality and the reliability of the information used to determine fair values. As a basis for considering these assumptions, ASC 820 defines a three-tier value hierarchy that prioritizes the inputs used in the valuation methodologies in measuring fair value.

Level 1	—	Unadjusted quoted prices in active, accessible market for identical assets or liabilities
Level 2	—	Other inputs that are directly or indirectly observable in the marketplace
Level 3	—	Unobservable inputs which are supported by little or no market activity

The fair value hierarchy also requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The carrying values of the Company’s cash, accounts receivable, accounts payable, accrued expenses and other current liabilities approximate their fair value due to the relatively short maturity of these items. Financial assets and liabilities measured on a non-recurring basis are those that are adjusted to fair value when a significant event occurs. The Company had no financial assets or liabilities carried and measured on a nonrecurring basis during the reporting periods. Financial assets and liabilities measured on a recurring basis are those that are adjusted to fair value each time a financial statement is prepared.

For recurring fair value measurement categorized within Level 3 assets and liabilities include those whose value is determined using market standard valuation technique described below. When observable inputs are not available, the market standard techniques for determining the estimated fair value of certain securities that trade infrequently, and therefore have little transparency, rely on inputs that are significant to the estimated fair value and that are not observable in the market or cannot be derived principally from or corroborated by observable market data. Management believes

6

Aeluma, Inc. and Subsidiary
Notes to Consolidated Financial Statements (unaudited)

Note 2 — Summary of Significant Accounting Policies (cont.)

these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing similar assets and liabilities. The Company’s embedded derivatives are classified in Level 3 using Black-Scholes option-pricing model since their values include significant unobservable inputs.

The derivative liabilities are recognized at fair value on a recurring basis at September 30, 2024 and are Level 3 measurements. There have been no transfers between levels.

Fair Value of Embedded Derivatives
Beginning balance at July 1, 2024	$—
New derivative liabilities	2,193,130
Change in fair value of derivative liabilities	(146,435)
Ending balance at September 30, 2024	$2,046,695

The fair value of the embedded derivatives in our convertible notes at the balance sheet date were valued using the Black-Scholes option-pricing model with the following assumptions:

September 30, 2024
Stock price	$3.17
Expected volatility	118.7%
Expected term	1.7 years
Dividend yield	0.00%
Risk-free interest rate	3.76%

Property and Equipment

Property, equipment and leasehold improvements are reported at historical cost, net of accumulated depreciation and amortization. Depreciation is computed using the straight-line method over the estimated useful lives of the assets. Leasehold improvements are amortized over the less of the remaining lease term or the estimated useful lie of the improvements. Repairs and maintenance to these assets are charged to expenses as incurred; major improvements enhancing the function and/or the asset’s useful life are capitalized. When items are sold or retired, the related cost and accumulated depreciation are removed from the accounts and any gains or losses arising from such transactions are recognized.

Intangible Assets

Intangible assets are associated with the Aeluma.com domain name and are amortized on a straight-line basis over 10 years.

Revenue Recognition

The Company follows a five-step approach for recognizing revenue, consisting of the following: (1) identifying the contract with a customer; (2) identifying the performance obligations in the contract; (3) determining the transaction price; (4) allocating the transaction price to the performance obligations in the contract; and (5) recognizing revenue when, or as, the entity satisfies a performance obligation. Sales and other taxes the Company collects concurrent with revenue-producing activities are excluded from revenue. Incidental items that are immaterial in the context of the contract are recognized as expenses. The Company does not have any significant financing components associated with its revenue contracts, as payment is received within one year.

•        Commercial product and service contracts:    Revenue is currently generated from multiple customers for research and development related services and small-volume orders

•        Government contracts:    Revenue is principally generated under research and development contracts with agencies of the U.S. government or with prime contractors. These contracts may include cost reimbursement and fixed firm price terms.

7

Aeluma, Inc. and Subsidiary

Notes to Consolidated Financial Statements (unaudited)

Note 2 — Summary of Significant Accounting Policies (cont.)

For the three months ended September 30, 2024, the Company was awarded two government contracts of $11,866,384 for providing services and delivering materials. The awards are firm fixed contracts that shall be paid upon completion of performance and recognized as revenue over an expected term of 36 months.

For the three months ended September 30, 2024, the Company recognized its revenue of $480,735, of which $430,735 was from government contracts and $50,000 was from product sales for sampling purchases. As of September 30, 2024, the aggregate amount to remaining performance obligations for the government contracts was $12,126,473.

Loss Per Share

Basic loss per share is computed by dividing net loss available to common shareholders by the weighted average number of common shares outstanding during the period. Diluted loss per share is computed by dividing the net loss attributable to common stockholders by the sum of the weighted average number of common shares outstanding plus potential dilutive common shares outstanding during the period. Potential dilutive securities, comprised of stock warrants and stock options, are not reflected in diluted loss per share because such shares are anti — dilutive. Dilutive impact of potential common shares resulting from common stock equivalents is determined by applying the treasury stock method.

Stock-Based Compensation

The Company accounts for stock-based compensation arrangements in accordance with guidance issued by the FASB, which requires the measurement and recognition of compensation expense for all share-based payment awards made to employees, consultants, and directors based on estimated fair values.

The Company estimates the fair value of stock-based compensation awards on the date of grant using an option-pricing model. The value of the portion of the award that is ultimately expected to vest is recognized as an expense over the requisite service periods in the Company’s consolidated statements of operations. The Company estimates the fair value of stock-based compensation awards using the Black-Scholes model. This model requires the Company to estimate the expected volatility and value of its common stock and the expected term of the stock options, all of which are highly complex and subjective variables. For employees and directors, the expected life was calculated based on the simplified method as described by the SEC Staff Accounting Bulletin No. 110, Share-Based Payment. For other service providers, the expected life was calculated using the contractual term of the award. The Company’s estimate of expected volatility was based on the volatility of peers. The Company has selected a risk-free rate based on the implied yield available on U.S. Treasury securities with a maturity equivalent to the expected term of the options. The Company accounts for forfeitures upon occurrence.

Income Taxes

The Company is expected to have net operating loss carryforwards that it can use to offset a certain amount of taxable income in the future. The Company is currently analyzing the amount of loss carryforwards that will be available to reduce future taxable income. The resulting deferred tax assets will be offset by a valuation allowance due to the uncertainty of its realization. The primary difference between income tax expense attributable to continuing operations and the amount of income tax expense that would result from applying domestic federal statutory rates to income before income taxes relates to the recognition of a valuation allowance for deferred income tax assets.

The Company has adopted FASB ASC 740-10, “Income Taxes” which clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold of more likely than not as a measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. In making this assessment, a Company must determine whether it is more likely than not that a tax position will be sustained upon examination, based solely on the technical merits of the position and must assume that the tax position will be examined by taxing authorities. The Company’s policy is to include interest and penalties related to unrecognized tax benefits in income tax expense. Interest and penalties totaled $0 for the periods presented. The Company’s net operating loss carryforwards are subject to IRS examination until they are fully utilized, and such tax years are closed.

8

Aeluma, Inc. and Subsidiary
Notes to Consolidated Financial Statements (unaudited)

Note 2 — Summary of Significant Accounting Policies (cont.)

The Company will file tax returns in the U.S. federal jurisdiction and the state of California. The Company’s federal and state return forms are subject to review by the taxing authorities. The Company is not currently under examination by any taxing authority, nor has it been notified of an impending examination.

Recent Accounting Pronouncements

The Company has evaluated all issued but not yet effective accounting pronouncements and determined that they are either immaterial or not relevant to the Company.

Note 3 — Convertible Notes

Between August 5, 2024 and August 27, 2024, we issued convertible promissory notes in the aggregate principal amount of $3,145,000 to 10 accredited investors, pursuant to a private note financing. The Notes mature in June 2026 and do not carry any interest. The Notes are convertible into shares of the Company’s common stock par value $0.0001 per share (the “Common Stock”) upon the occurrence of certain events, (i.e., qualified financing resulting in at least $5,000,000 to the Company, if the Common Stock is uplisted to a national securities exchange or if neither of those such events occur prior to the maturity date, (together with Sale of the Company (as hereinafter defined), a “Conversion Event”)). In the event the Company does not complete qualified financing or uplist at or before the maturity date, the outstanding balance of the Notes shall automatically convert without any further action by the Holder into shares of the Company’s common stock equal to eighty-five percent (85%) to the VWAP of the Common Stock on the OTC Markets for the five trading days immediately prior to maturity date. The Note also provides that if there is a Sale of the Company, as defined in the Note, the Holder may elect to receive a cash payment equal to the aggregate amount of principal then outstanding under such Holder’s Note or convert the Note into shares of Common Stock equal to 85% of the VWAP of the Common Stock on the OTC Markets for the five trading days immediately prior to the Sale of the Company. Although the conversion price is dependent upon the type of Conversion Event that occurs, the Note does carry a ceiling and floor price: the applicable conversion price will not be lower than 85% of the 5-day VWAP on the applicable Closing Date (the “Floor Price”) nor will the applicable conversion price be higher than $3.50 per share (the “Ceiling Price”); the Floor Price and Ceiling Price shall automatically adjust in the event of a stock split or consolidation by the Company. The Floor Price for the investors who participated in this initial closing is equal to $2.47 or $2.68 per share. Since the Floor Price is tied to the Closing Date, the Floor Price may be different for investors that are part of a different closing, should the Company hold additional closings. The Investors were granted piggyback registration rights for the shares of Common Stock underlying the Note.

The Note Purchase Agreement also contains customary representation and warranties of the Company and the Investors, indemnification obligations of the Company, termination provisions, and other obligations and rights of the parties.

The Company analyzed the embedded features of the convertible notes and the debt discount is being amortized over the term of the convertible notes using the effective interest method and the derivative liabilities are marked-to-market at each reporting date. See Fair Value of Financial Instruments in Note 2 — Summary of Significant Accounting Policies for additional information.

As of September 30, 2024, the Company’s convertible notes are as follows:

Principal amounts of convertible notes	$3,145,000
Less: unamortized debt discount	(2,048,354)
Convertible notes, net of discount	$1,096,646

9

Aeluma, Inc. and Subsidiary

Notes to Consolidated Financial Statements (unaudited)

Note 4 — Stockholders’ Equity

Authorized Shares

The Company’s Articles of Incorporation authorize the issuance of two classes of shares of stock. The total number of shares which this corporation is authorized to issue is 50,000,000 shares of $0.0001 par value common stock and 10,000,000 of $0.0001 par value preferred stock. No preferred shares were issued as of September 30, 2024.

Issued and Vested Shares to Officers

On October 27, 2020, the Company issued 1,623,920 shares of common stock to Jonathan Klamkin, Director and Chief Executive Officer, and 1,623,920 shares of common stock to Lee McCarthy, Director, interim Chief Financial Officer and Chief Operations Officer, for an aggregate sum of $10,000 each. Initially 20% or 324,784 shares vested on October 27, 2020, and the remaining 1,299,136 shares vest in equal amounts, monthly over the subsequent 4 years. The stock purchase agreement contains a repurchase option whereby unvested shares may be repurchased by the Company, at the Company’s option. At September 30 2024, Jonathan Klamkin had 1,596,855 vested shares and 27,065 unvested shares, and Lee McCarthy had 974,350 vested shares. On November 17, 2022, Lee McCarthy left the Company and, on September 10, 2023, the Company exercised its option to purchase 649,570 unvested restricted shares Lee McCarthy held for a total consideration of $4,001, the initial purchase price of these shares.

Registration Rights Agreement

The Company entered into a registration rights agreement that provides for certain liquidated damages upon the occurrence of a “Registration Event,” which is defined as the occurrence of any of the following events: (a) the Company fails to file with the Commission the Registration Statement on or before the Registration Filing Date; (b) the Registration Statement is not declared effective by the Commission on or before the Registration Effectiveness Date; (c) after the SEC Effective Date, the Registration Statement ceases for any reason to remain effective or the Holders of Registrable Securities covered thereby are otherwise not permitted to utilize the prospectus therein to resell the Registrable Securities covered thereby, except for Blackout Periods permitted herein; or (d) following the listing or inclusion for quotation on an Approved Market, the Registrable Securities, if issued and outstanding, are not listed or included for quotation on an Approved Market, or trading of the Common Stock is suspended or halted on the Approved Market, which at the time constitutes the principal markets for the Common Stock, for more than three (3) full, consecutive Trading Days (other than as a result of (A) actions or inactions of parties other than the Company or its affiliates or of the Approved Market not reasonably in the control of the Company, or (B) suspension or halt of substantially all trading in equity securities (including the Common Stock) on the Approved Market). The maximum amount of liquidated damages that may be paid by the Company shall be an amount equal to eight percent (8%) of the shares covered by the registration rights agreement. This filing covered 11,010,002 shares. The Company currently expects to satisfy all of its obligations under the Registration Agreement and does not expect to pay any damages pursuant to this agreement; therefore, no liability has been recorded.

Note 5 — Stock-Based Compensation

Restricted Stock Awards

In June 2021, the Company sold 723,008 shares of common stock to certain individuals in exchange for future management advisory services, for discounted prices price ranging from $.0104 to $.0195 per share. The shares are subject to restrictions that allow for repurchase of the shares by the Company due to a termination of the service agreement or other certain provisions. This repurchase right declines on a pro-rata basis over vesting periods (corresponding to the service period) ranging from 2-4 years. Related to these issuances, the Company has recorded deferred compensation of $1,372,435 for the value of the shares in excess of the purchase price paid by the advisors. The deferred compensation was expensed as consulting expense in the consolidated statements of operation over the service period.

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Aeluma, Inc. and Subsidiary
Notes to Consolidated Financial Statements (unaudited)

Note 5 — Stock-Based Compensation (cont.)

In March 2022, the Company signed an agreement to issue 150,000 shares of common stock valued at $300,000 to a consultant for providing consulting services to the Company for eighteen months. Related to these issuances, the Company has recorded deferred compensation of $300,000 which was expensed as consulting expense in the consolidated statements of operation over the eighteen months.

For the three months ended September 30, 2024 and 2023, $6,981 and $11,957, respectively, have been amortized in the consolidated statements of operations. At September 30, 2024, $13,152 of deferred compensation included in the balance sheets is expected to be expensed within 9 months.

The following is a schedule summarizing restricted stock awards for the periods indicated:

	Number of Shares	Weighted Average Grant Date Fair Value per Price
Beginning balance at July 1, 2024	10,597	$1.90
Issued	—	—
Vested	(3,674)	1.90
Forfeited	—	—
Ending balance at September 30, 2024	6,923	$1.90
	Number of Shares	Weighted Average Grant Date Fair Value per Price
Beginning balance at July 1, 2023	75,293	$1.97
Issued	—	—
Vested	(53,674)	1.99
Forfeited	—	—
Ending balance at September 30, 2023	21,619	$1.90

Stock Options

During the three months ended September 30, 2023, the Company issued 6,500 options to purchase common stock to consultants. The options expire in 10 years and have an exercise prices that range from $2.90 to $3.90 with immediate vesting.

During the three months ended December 31, 2023, the Company issued 7,000 options to purchase common stock to a consultant. The options expire in 10 years and have an exercise price that ranges from $2.50 to $3.43 with immediate vesting.

During the three months ended March 31, 2024, the Company issued 6,500 options to purchase common stock to consultants. The options expire in 10 years and have an exercise prices that range from $2.99 to $3.50 with immediate vesting. During the three months ended March 31, 2024, the Company issued 100,821 options to purchase common stock to the board of directors. The options expire in 10 years and vest in nine months with an exercise price of $2.99.

During the three months ended September 30, 2024, the Company issued 12,000 options to purchase common stock to a consultant. The options expire in 10 years and have vest equally in twelve months with an exercise price of $3.13.

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Aeluma, Inc. and Subsidiary

Notes to Consolidated Financial Statements (unaudited)

Note 5 — Stock-Based Compensation (cont.)

The Company estimates the fair value of each option award using the Black-Scholes option-pricing model. The Company used the following assumptions for to estimate the fair value of stock options for the period presented:

	Three Months Ended September 30,
	2024	2023
Weighted-average fair value	$ 2.53	$ 2.71
Expected volatility	113.9%	104.9% – 106.4%
Expected term	5.3 years	5.0 years – 6.2 years
Dividend yield	0.00%	0.00%
Risk-free interest rate	4.10%	3.94% – 4.62%

For the three months ended September 30, 2024 and 2023, stock-based compensation expenses for options granted were $167,091 and $240,577, respectively. Unrecognized stock-based compensation expense was $675,461 and the average expected recognition period was 1.1 years as of September 30, 2024.

The following is a schedule summarizing stock option activities for the periods presented:

	Number of Options	Weighted Average Exercise Price	Aggregate Intrinsic Value(1)
Outstanding at July 1, 2024	1,068,446	$2.41	$1,257,520
Granted	12,000	3.13
Exercised	—	—
Expired/cancelled	(23,959)	2.39
Outstanding at September 30, 2024	1,056,487	$2.42	$794,863
Exercisable at September 30, 2024	740,480	$2.35	$612,870

____________

(1)      Represents the excess of the fair value on the last day of period (which was $3.17 as of September 30, 2024) over the exercise price, multiplied by the number of options.

	Number of Options	Weighted Average Exercise Price	Aggregate Intrinsic Value(1)
Outstanding at July 1, 2023	1,034,000	$2.31	$639,775
Granted	6,500	3.32
Exercised	—	—
Expired/cancelled	(45,000)	2.00
Outstanding at September 30, 2023	995,500	$2.33	$965,500
Exercisable at September 30, 2023	441,059	$2.18	$461,229

____________

(1)      Represents the excess of the fair value on the last day of period (which was $3.30 as of September 30, 2023) over the exercise price, multiplied by the number of options.

Note 6 — Facility Operating Lease

On April 1, 2021, the Company commenced a 5-year operating lease for a facility in Santa Barbara, California with total lease payments of $781,813. The Company determined the lease constitutes a Right of Use (ROU) asset and has recorded the present value of the lease payments as an asset and liability per ASC 842. The lease agreement waived the first three months of rent with payments commencing July 1, 2021. At the commencement of the lease, the net present value of the lease payments was $767,553. In addition to these lease payments, the Company is also responsible for its shares of common area operating expenses and electricity. Such expenses are considered variable costs and are not included in the measurement of the lease liability. The lease agreement also provides for the option to extend the lease

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Aeluma, Inc. and Subsidiary
Notes to Consolidated Financial Statements (unaudited)

Note 6 — Facility Operating Lease (cont.)

for two additional sixty-month periods. On July 1, 2023, one of the two options to extend was considered reasonably certain of exercise and the Company remeasured the ROU asset and lease liability. The Company recorded the net present value of $1,189,606 for both the ROU asset and lease liability on July 1, 2023.

The following table presents maturities of operating lease liabilities on an undiscounted basis as of September 30, 2024:

For the years ending June 30,
Remainder of 2025	$127,181
2026	173,454
2027	177,791
2028	182,235
2029	186,791
Thereafter	337,732
Total	1,185,184
Less imputed interest	(146,687)
Total lease liability	1,038,497
Less: lease liability, current portion	131,090
Lease liability, long term portion	$907,407

The lease term and the discount rate for the lease at September 30, 2024 is 6.5 years and 4.00%, respectively. The total lease expenses were $41,441 and $44,914 for the three months ended September 30, 2024 and 2023, respectively. The variable costs for common area operating expenses and electricity were $83,535 and $93,046 for the three months ended September 30, 2024 and 2023, respectively.

Note 7 — Warrants to Purchase Common Stock

In connection with the Offering held from December 2022 through May 2023, the Company issued warrants of 85,653 to purchase common stock to the Placement Agents. The warrants carry a term of 5 years and an exercise price of $3.00.

The following warrants to purchase common stock were outstanding as of September 30, 2024:

Number of Shares	Exercise Price	Expiration Date
286,672	$2.00	June 22, 2026
37,433	2.00	June 28, 2026
11,500	2.00	July 1, 2026
29,067	3.00	December 22, 2027
4,933	3.00	January 10, 2028
6,720	3.00	March 31, 2028
44,933	3.00	May 10, 2028
421,258

Note 8 — Concentration of Credit Risk and Significant Customers

The Company manages its credit risk associated with exposure to its direct customers on outstanding accounts receivable through the application of credit approvals and other monitoring procedures. The Company closely monitors the aging of accounts receivable from its direct customers. Significant customers are those that represent 10% or more of revenue or accounts receivable.

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Aeluma, Inc. and Subsidiary

Notes to Consolidated Financial Statements (unaudited)

Note 8 — Concentration of Credit Risk and Significant Customers (cont.)

Total revenues, by percentage, from individual customers representing 10% or more of total revenues in the respective periods were as follows:

	Three Months Ended September 30,
	2024	2023
Customer A	35.8%	*
Customer B	21.5%	*
Customer C	10.4%	*
Customer D	10.4%	*
Customer E	10.4%	*
Customer F	*	100.0%
Customer G	*	*

____________

*        Less than 10% of total

Accounts receivable, by percentage, from individual customers representing 10% or more of accounts receivable are set forth in the following table:

	As of September 30,
	2024	2023
Customer A	53.4%	*
Customer B	*	*
Customer C	15.5%	*
Customer D	15.5%	*
Customer E	15.5%	*
Customer F	*	*
Customer G	*	100.0%

____________

*        Less than 10% of total

Customer A, B, C and D are government agencies.

Note 9 — Subsequent Event

The Company has evaluated subsequent events through the filing date or the issuance of these financial statements and is not aware of any material items that would require disclosure in the notes to the financial statements or would be required to be recognized as of September 30, 2024.

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ITEM 2.    MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Unless otherwise stated or the context otherwise indicates, references to “Aeluma,” the “Company,” “we,” “our,” “us,” or similar terms refer to Aeluma, Inc. and Subsidiary.

You should read the following discussion and analysis of our financial condition and results of operations together with our consolidated financial statements and the related notes and other financial information included in this report. Some of the information contained in this discussion and analysis or set forth elsewhere in this report, including information with respect to our plans and strategy for our business, includes forward-looking statements that involve risks and uncertainties. You should review the disclosure under the heading “Risk Factors” in other filings we make with the SEC for a discussion of important factors that could cause actual results to differ materially from the results described in or implied by the forward-looking statements contained in the following discussion and analysis. You should not place undue reliance on forward-looking statements as predictive of future results.

Overview

We develop novel optoelectronic devices for sensing and communications applications. Aeluma has pioneered a technique to manufacture devices using high performance compound semiconductor materials on large-diameter substrates that are commonly used to manufacture mass market microelectronics. This enables cost-effective manufacturing of high-performance photodetectors and photodetector array circuits for imaging applications in mobile devices, as well as other technologies. This technology has the potential to enhance the performance and capability of camera image sensors, light detection and ranging (LiDAR), augmented reality/virtual reality (AR/VR), facial recognition, and other applications.

Because we will leverage compound semiconductor materials, our devices may operate at longer wavelengths than traditional silicon-based image sensors, up to at least 1600 nm, which is advantageous for a number of reasons including eye safety. Beyond 1400 nm is considered eye safe at significantly higher optical power levels relative to that at shorter wavelengths. Therefore, for LiDAR sensing systems, the range (the detectable object distance) can be increased significantly. Operating at specific longer wavelengths (for example, near 1550 nm) also enables imaging both in low light (dark) conditions, as well as in direct sunlight. Therefore, images could be captured outdoors and in various conditions.

Additionally, Aeluma’s technology may be used to manufacture other electronic and optoelectronic devices in the future including lasers, transistors, and solar cells.

Aeluma has acquired key manufacturing equipment, and has headquarters in Goleta, California with a manufacturing cleanroom to house this equipment.

Recent Government Contract

On September 6, 2024, the Company won $11.717 million DARPA contract for nano-scale semiconductors to develop heterogeneous integration technology compatible with leading edge and future advanced-node semiconductors. Technology applications include AI, mobile devices and 5G/6G. This DARPA contract to Aeluma is structured with $5.974 million provided over 18 months, and the $5.743 million balance provided over the following 18 months as Aeluma meets certain milestones. Teledyne Scientific Company, the Central Research Laboratory of Teledyne, is a proposed subcontractor to assist with defining target materials and with developing strategies for demonstrating program metrics. The University of California Santa Barbara is also a proposed subcontractor to support the implementation of test devices.

Private Placements

Between August 5, 2024 and August 27, 2024, we issued convertible promissory notes in the aggregate principal amount of $3,145,000 to 10 accredited investors, pursuant to a private note financing. The Notes mature in June 2026 and do not carry any interest. The Notes are convertible into shares of the Company’s common stock par value $0.0001 per share (the “Common Stock”) upon the occurrence of certain events, (i.e., qualified financing resulting in at least $5,000,000 to the Company, if the Common Stock is uplisted to a national securities exchange or if neither of those such events occur prior to the maturity date, (together with Sale of the Company (as hereinafter defined), a “Conversion

15

Event”)). In the event the Company does not complete qualified financing or uplist at or before the maturity date, the outstanding balance of the Notes shall automatically convert without any further action by the Holder into shares of the Company’s common stock equal to eighty-five percent (85%) to the VWAP of the Common Stock on the OTC Markets for the five trading days immediately prior to maturity date. The Note also provides that if there is a Sale of the Company, as defined in the Note, the Holder may elect to receive a cash payment equal to the aggregate amount of principal then outstanding under such Holder’s Note or convert the Note into shares of Common Stock equal to 85% of the VWAP of the Common Stock on the OTC Markets for the five trading days immediately prior to the Sale of the Company. Although the conversion price is dependent upon the type of Conversion Event that occurs, the Note does carry a ceiling and floor price: the applicable conversion price will not be lower than 85% of the 5-day VWAP on the applicable Closing Date (the “Floor Price”) nor will the applicable conversion price be higher than $3.50 per share (the “Ceiling Price”); the Floor Price and Ceiling Price shall automatically adjust in the event of a stock split or consolidation by the Company. The Floor Price for the investors who participated in this initial closing is equal to $2.68 per share. Since the Floor Price is tied to the Closing Date, the Floor Price may be different for investors that are part of a different closing, should the Company hold additional closings. The Investors were granted piggyback registration rights for the shares of Common Stock underlying the Note.

The Note Purchase Agreement (“NPA”) also contains customary representation and warranties of the Company and the Investors, indemnification obligations of the Company, termination provisions, and other obligations and rights of the parties.

The foregoing description of the NPA and the Note is qualified by reference to the full text of the forms of NPA and Note, which are filed as Exhibits hereto and incorporated herein by reference.

Plan of Operations

We have been developing our materials and characterization capabilities at our headquarters in Goleta, California, in connection with the further development of our business and the implementation of our plan of operations. We have installed key manufacturing equipment at our headquarters and will continue to develop relationships with manufacturing partners to carry out certain steps of our manufacturing processes externally. We have gained access to a rapid prototyping facility and are leveraging this access to fabricate early-stage prototypes. In the future, we intend to implement appropriate quality and manufacturing controls. Some equipment was procured previously, and other equipment is being procured through purchase orders with equipment vendors.

The primary sources of funding for equipment procurement and installation are the seed funding raised prior to becoming a public company and the funding raised from our financings. We have also leveraged funds to continue strengthening our intellectual property including patent applications, trademarks, and development of trade secrets and manufacturing process recipes. We will continue to develop our manufacturing and product development strategy by further engaging customers and strategic partners.

Limited Operating History

We cannot guarantee that the proceeds from the Offering will be sufficient to carry out all of our business plans. Our business is subject to risks inherent in growing an enterprise, including limited capital resources, risks inherent in the research and development process and possible rejection of our products in development.

If financing is not available on satisfactory terms, we may be unable to carry out all of our operations. Equity financing will result in dilution to existing stockholders.

Components of Results of Operations

Revenue

Our revenue currently consists of commercial product sales and government contracts.

Operating Expenses

Cost of revenue consists of costs of materials, as well as direct compensation and expenses incurred to provide deliverables that resulted in payment of our success fee and wafers delivered. We anticipate that our cost of revenue will vary substantially depending on the nature of products and/or services delivered in each customer engagement.

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Research and development expenses consist primarily of compensation and related costs for personnel, including stock-based compensation and employee benefits, costs associated with design, fabrication, packaging and testing of our devices, and facility lease and utility expenses. We expense research and development expenses as incurred.

General and administrative expenses consist primarily of compensation and related costs for personnel, including stock-based compensation and employee benefits. In addition, general and administrative expenses include third-party consulting, legal, insurance, audit and accounting services, and office lease and utility expenses.

Other Income (Expense)

Interest income consists primarily of interest earned in interest-bearing savings account in bank.

Amortization of discount on convertible notes represents the non-cash interest expense associated with the amortization of convertible notes issued to our debtholders.

Changes in the fair value of derivative liabilities reflect valuation changes in the derivatives held by the Company.

Income Tax Expense

Income tax expense consists primarily of income taxes in certain state jurisdictions in which we conduct business.

Results of Operations

Three months ended September 30, 2024 compared to the three months ended September 31, 2023

Our results of operations for the three ended September 30, 2024, as compared to the same period of 2023, were as follows:

	Three Months Ended September 30,
	2024	2023	$ Change	% Change
Revenue	$480,735	$32,400	$448,335	n/m
Operating expenses	(1,212,115)	(1,515,111)	302,996	-20.0%
Other income (expense)	1,761	402	1,359	n/m
Loss before income tax expense	(729,619)	(1,482,309)	752,690	-50.8%
Income tax expense	—	—	—	—
Net loss	$(729,619)	$(1,482,309)	$752,690	-50.8%

Revenue:    Revenue increased $448,335 to $480,735, of which $430,735 was from government contracts and $50,000 was from commercial product and service contract, for the three months ended September 30, 2024 from $32,400, all of which was from commercial product and service contracts for the same period in 2023.

Operating expenses:    Operating expense decreased $302,996, or 20.0%, to $1,212,115 for the three months ended September 30, 2024 from $1,515,111 for the same period in 2023, due primarily to decreases in consulting and professional expenses, offset partially by increases in cost of revenue associated with increased revenue and higher seasonal utility charges.

Other income (expense):    Other income (expense) consists of amortization of discount on convertible notes of ($144,776), changes in fair value of derivative liabilities of $146,435 and interest income of $102 for the three months ended September 30, 2024.

Income tax expense:    We did not record income tax expense for either of the three months ended September 30, 2024 and 2023.

Impact of COVID-19

With the exception of some lingering supply chain challenges, the residual effects of the COVID-19 pandemic did not have a significant impact on the Company’s results of operations or financial condition for the three months ended September 30, 2024.

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Capital Resources and Liquidity

Our financial statements have been presented on the basis that are a going concern, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. As presented in the financial statements, we incurred a net loss of $729,619 and $1,482,309 for the three months ended September 30, 2024 and 2023, respectively, and losses are expected to continue in the near term. The accumulated deficit was $14,353,980 at September 30, 2024. We have been funding our operations through the sale of common stock in private placement transactions.

Management anticipates that significant additional expenditures will be necessary to develop and expand our business before significant positive operating cash flows can be achieved. Our ability to continue as a going concern is dependent upon our ability to raise additional capital and to ultimately achieve sustainable revenues and profitable operations. At September 30, 2024, we had $3,502,520 of cash and cash equivalents. These funds are insufficient to complete our business plan and as a consequence, we will need to seek additional funds, primarily through the issuance of debt or equity securities for cash to operate our business. No assurance can be given that any future financing will be available or, if available, that it will be on terms that are satisfactory to us. Even if we are able to obtain additional financing, it may contain undue restrictions on our operations, in the case of debt financing or cause substantial dilution for our stockholders, in the case of equity financing.

Management has undertaken steps as part of a plan to improve operations with the goal of sustaining our operations for the next twelve months and beyond. These steps include (a) raising additional capital and/or obtaining financing; (b) controlling overhead and expenses; (c) executing material sales or research contracts; and (d) pursuing additional sales and contracts. There can be no assurance that we can successfully accomplish these steps and it is uncertain that we will achieve a profitable level of operations and obtain additional financing. There can be no assurance that any additional financing will be available to us on satisfactory terms and conditions, if at all. As of the date of this Report, we have not entered into any formal agreements regarding the above.

In the event we are unable to continue as a going concern, the Company may elect or be required to seek protection from its creditors by filing a voluntary petition in bankruptcy or may be subject to an involuntary petition in bankruptcy. To date, management has not considered this alternative, nor does management view it as a likely occurrence.

We had working capital of $1,395,817 and $766,160 at September 30, 2024 and June 30, 2024, respectively. Current assets increased $2,634,144 to $4,026,990 at September 30, 2024 from $1,392,846 at September 30, 2024, primarily due to a $2,211,448 increase in cash. Current liabilities increased $2,004,487 to $2,631,173 at September 30, 2024 from $626,686 at June 30, 2024, due primarily to increases in derivative liabilities.

The following table shows a summary of our cash flows for the periods presented:

	Three Months Ended September 30,
	2024	2023	$ Change	% Change
Net cash provided by (used in)
Operating activities	$(931,915)	$(1,303,362)	$371,447	-28.5%
Investing activities	(1,637)	(7,100)	5,463	-76.9%
Financing activities	3,145,000	(4,001)	3,149,001	n/m
Increase (decrease) in cash	$2,211,448	$(1,314,463)	$3,525,911	-268.2%

Net cash used in our operating activities were $931,915 and $1,303,362 for the three months ended September 30, 2024 and 2023, respectively, due primarily to net losses of $729,619 and $1,482,309 for the three months ended September 30, 2024 and 2023, respectively.

Net cash used in our investing activities was $1,637 and $7,100 for the three months ended September 30, 2024 and 2023, respectively. Investing activities include purchase of equipment.

Net cash provided by our financing activities was $3,145,000 for the three months ended September 30, 2024 and net cash used in our financing activities was $4,001 for the same period of 2023. We received $3,145,000 from issuing convertible notes for the three months ended September 30, 20214 and paid $4,001 to purchase Lee McCarthy’s unvested restricted shares for the same period of 2023.

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Critical Accounting Policies

During the three months ended September 30, 2024, there were no significant changes in our critical accounting policies. (not needed)

Item 3.    Quantitative and Qualitative Disclosures about Market Risk

Not applicable.

Item 4.    Controls and Procedures

Inherent Limitations on Effectiveness of Controls

Our management, including our principal executive officer and principal financial officer, does not expect that our disclosure controls and procedures or our internal control over financial reporting will prevent or detect all errors and all fraud. A control system, no matter how well-designed and operated, can provide only reasonable, not absolute, assurance that the control system’s objectives will be met. The design of a control system must reflect the fact that there are resource constraints, and the benefits of controls must be considered relative to their costs. Further, because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that misstatements due to error or fraud will not occur or that all control issues and instances of fraud, if any, have been detected.

Evaluation of Disclosure Controls and Procedures

Our disclosure controls and procedures are designed to ensure that information we are required to disclose in reports we file or submit under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms, and that such information is accumulated and communicated to our management, including our principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. Management recognizes that any controls and procedures, no matter how well designed and operated, can provide only reasonable assurance.

Our management, with the participation of our chief executive officer and our chief financial officer, evaluated the effectiveness of our disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) as of the end of the period covered by this Report. Based on this evaluation, management, including our chief executive officer and our chief financial officer, concluded that as of September 30, 2024, our disclosure controls and procedures were not effective. Our current staffing resources in our finance department are insufficient to support the complexity of our financial reporting requirements. As a result, we have had an inadequate level of precision, evidence or timeliness in the performance of review controls.

Changes in Internal Control over Financial Reporting

There were no changes in our internal control over financial reporting (as the term is defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) during the nine months ended September 30, 2024 that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

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Part II — Other Information

Item 1.    Legal Proceedings

From time to time, we may become a party to litigation or other legal proceedings that it considers to be a part of the ordinary course of its business. To the best of our knowledge, we are not currently involved in any legal proceedings that could reasonably be expected to have a material adverse effect on our business, prospects, financial condition or results of operations; however, we may become involved in material legal proceedings in the future.

Item 1A. Risk Factors

We are a smaller reporting company as defined by Rule 12b-2 of the Securities Exchange Act of 1934 and, as such, are not required to provide the information under this item.

Item 2.    Unregistered Sales of Equity Securities and Use of Proceeds

We did not sell any equity securities which were not registered under the Securities Act during the quarter ended September 30, 2024 that were not otherwise disclosed in our Current Reports on Form 8-K.

Item 3.    Defaults upon Senior Securities

None.

Item 4.    Mine Safety Disclosures

Not applicable.

Item 5.    Other Information

None.

ITEM 6.    EXHIBITS

Exhibit No.	Description
2.1

Agreement and Plan of Merger and Reorganization among Parc Investments, Inc., Aeluma Operating Co. and Biond Photonics, Inc. (incorporated by reference to the Current Report on Form 8-K filed on June 28, 2021)

3.1

Certificate of Merger relating to the merger of Aeluma Operating Co. with and into Biond Photonics, Inc., filed with the Secretary of State of the State of California on June 22, 2021 (incorporated by reference to the Current Report on Form 8-K filed on June 28, 2021)

3.2

Amended and Restated certificate of incorporation, filed with the Secretary of State of the State of Delaware on June 22, 2021 (incorporated by reference to the Current Report on Form 8-K filed on June 28, 2021)

3.3	Amended and Restated Bylaws. (incorporated by reference to the Current Report on Form 8-K filed on June 28, 2021)
4.1	Form of Lock Up Agreement (incorporated by reference to the Current Report on Form 8-K filed on June 28, 2021)
4.2	Form of Placement Agent Warrant (incorporated by reference to the Current Report on Form 8-K filed on June 28, 2021)
4.3	Description of Securities (incorporated by reference to the annual Report on Form 10-K filed on September 25, 2023)
10.2	Form of Post-Merger Indemnification Agreement (incorporated by reference to the Current Report on Form 8-K filed on June 28, 2021)
10.3	Form of Pre-Merger Indemnification Agreement (incorporated by reference to the Current Report on Form 8-K filed on June 28, 2021)
10.4

Form of Subscription Agreement, dated June 22, 2021, by and between the Company and the parties thereto (incorporated by reference to the Current Report on Form 8-K filed on June 28, 2021) (incorporated by reference to the Current Report on Form 8-K filed on June 28, 2021)

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Exhibit No.	Description
10.5	Registration Rights Agreement, dated June 22, 2021, by and between the Company and the parties thereto (incorporated by reference to the Current Report on Form 8-K filed on June 28, 2021)
10.6+	2021 Equity Incentive Plan and form of award agreements (incorporated by reference to the Current Report on Form 8-K filed on June 28, 2021)
10.7	Restricted Stock Purchase Agreement between Biond Photonics, Inc. and Mr. Klamkin (incorporated by reference to the Registration Statement on Form S-1/A filed on October 15, 2021)
10.9

Advisor Restricted Stock Purchase Agreement between Biond Photonics, Inc. and Mr. DenBaars, dated December 21, 2020 (incorporated by reference to the Registration Statement on Form S-1/A filed on October 15, 2021)

10.10

Advisor Restricted Stock Purchase Agreement between Biond Photonics, Inc. and Mr. DenBaars, dated June 10, 2021 (incorporated by reference to the Registration Statement on Form S-1/A filed on October 15, 2021)

10.11	Advisory Agreement between Biond Photonics, Inc. and Mr. DenBaars, dated December 31, 2020 (incorporated by reference to the Registration Statement on Form S-1/A filed on October 15, 2021)
10.12	Advisory Agreement between Biond Photonics, Inc. and Mr. DenBaars, dated June 10, 2021 (incorporated by reference to the Registration Statement on Form S-1/A filed on October 15, 2021)
10.14	Director Agreement by and between the Company and John Paglia (incorporated by reference to the Current Report on Form 8-K filed on November 30, 2021)
10.15	Subscription Agreement (incorporated by reference to the Current Report on Form 8-K filed on December 23, 2022)
10.16	Registration Rights Agreement (incorporated by reference to the Current Report on Form 8-K filed on December 23, 2022)
10.17	Form of Note Purchase Agreement (incorporated by reference to the Current Report on Form 8-K filed on August 30, 2024)
10.18	Form of Note (incorporated by reference to the Current Report on Form 8-K filed on August 30, 2024)
10.19	Independent Director Agreement with Craig Ensley, effective as of December 14, 2023 (Incorporated by reference to the Registration Statement on Form S-1/A filed on October 7, 2024)
14.1	Code of Ethics (incorporated by reference to the annual Report on Form 10-K filed on September 25, 2023)
16.1	Reserved.
21.1	Subsidiaries of the Registrant (Incorporated by reference to the Current Report on Form 8-K filed on June 28, 2021)
31.1	Certification of Chief Executive Officer Pursuant to Section 302 of Sarbanes-Oxley Act of 2002
31.2	Certification of Principal Financial Officer Pursuant to Section 302 of Sarbanes-Oxley Act of 2002
32.1	Certification of Chief Executive Officer Pursuant to Section 906 of Sarbanes-Oxley Act of 2002
32.2	Certification of Principal Financial Officer Pursuant to Section 906 of Sarbanes-Oxley Act of 2002
97.1	Policy Relating to Recovery of Erroneously Awarded Compensation (incorporated by reference to the Annual Report on Form 10-K on September 27, 2024
101.INS	Inline XBRL Instance Document
101.SCH	Inline XBRL Taxonomy Extension Schema Document.
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document.
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document.
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

____________

+        Indicates a management contract or compensatory plan, contract, or arrangement.

*        In accordance with Item 601(b)(32)(ii) of Regulation S-K and SEC Release No. 34-47986, the certifications furnished in Exhibit 32.1 herewith are deemed to accompany this Form 10-K and will not be deemed filed for purposes of Section 18 of the Exchange Act. Such certifications will not be deemed to be incorporated by reference into any filings under the Securities Act or the Exchange Act.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.

Aeluma, Inc.
Date: November 8, 2024	By:	/s/ Jonathan Klamkin
	Name:	Jonathan Klamkin
	Title:	President, Chief Executive Officer and Principal Financial Officer (Principal Executive Officer and Principal Financial Officer)

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